UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-5344

William Blair Funds

(Exact name of registrant as specified in charter)

222 West Adams Street, Chicago, IL	60606
(Address of principal executive offices)	(Zip Code)

Marco Hanig

William Blair Funds

222 West Adams Street, Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: 312-236-1600

Date of fiscal year end: December 31

Date of reporting period: December 31, 2005

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A Registrant is not required to respond to the collection of information contained in Form N-CSR unless the form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimates and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (ss) 3507.

Item 1.	December 31, 2005 Annual Reports transmitted to shareholders.

WILLIAM BLAIR FUNDS

ANNUAL REPORT

DECEMBER 31, 2005

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money.

December 31, 2005	William Blair Funds 1

Marco Hanig

A LETTER FROM THE PRESIDENT

Dear Shareholders:

In 2005, the U.S. stock market prolonged its rally into a third year, but with moderate growth. The Standard & Poor’s 500 Index of large cap stocks posted a 4.91% return, and the Russell 2000® Index of small cap stocks was up 4.55%. Despite the rise in interest rates, bonds had positive returns, with the Lehman Aggregate Bond Index increasing 2.44%. Abroad, returns were higher, with the MSCI All Country World Free Ex-US Index of foreign stocks up 17.11%

After the bursting of the technology bubble in 2000-2002, the market rebounded sharply in 2003, then began to slow down to low double-digit growth in 2004, and in 2005 leveled off further to a modest single-digit growth rate. The economy is growing quite nicely, but growth in stock prices has been dampened by high energy prices and the continuing efforts by the Fed to keep the economy from overheating by raising interest rates.

The big story was the out-performance of mid-cap stocks, which did better than both small and large-caps. Beginning in 2003, small caps had done much better than mid- and large-caps, and it had been widely expected that eventually this trend would reverse. This is beginning to happen, as leadership shifted from small-caps to mid-caps. It remains to be seen whether, as expected, this trend will continue and result in large-caps having their day in the sun in the coming year.

The differences between value and growth were very modest, with value just edging out growth one more year, continuing a five-year winning streak. This trend is also widely expected to reverse, and the fact that it didn’t happen in 2005 was a bit of a surprise.

Total Returns by Russell Style Index

January 1 through December 31, 2005

	Value	Blend	Growth
Large Cap (Russell 1000)	7.05%	6.27%	5.26%
Mid Cap (Russell MidCap)	12.65%	12.65%	12.10%
Small Cap (Russell 2000)	4.71%	4.55%	4.15%

The best news for our shareholders is that each and every one of our funds had positive absolute returns in 2005. In terms of relative performance, the top performer was the newly launched Emerging Markets Growth Fund, which beat the MSCI Emerging Markets benchmark by a wide margin (42.52% vs. 29.26%) in the first seven months of its existence, due in significant part to participation in the IPO of Baidu, the Google of China. The Tax-Managed Growth Fund and the Growth Fund also did quite well, with returns of 12.46% and 9.75% respectively versus 5.17% for the Russell 3000 Growth Index. The International Growth Fund, with returns of 21.65% versus 17.11% for the MSCI World ex-US Index rounds out the list of strong relative performers. Funds that struggled in relative terms during the year were Value Discovery Fund, which posted a 0.49% return vs. 4.71% for the Russell 2000 Value Index, and the International Equity Fund, with a 13.50% return vs. 17.11% for the MSCI All Country World Free ex-US Index. The Fund managers’ letters discuss in greater detail the reasons for their over- or under-performance.

As always, thank you for investing with us!

Marco Hanig

As always, we thank you for investing with us!

Marco Hanig

Please see page 4 for important performance disclosure information.

2 Annual Report	December 31, 2005

PERFORMANCE AS OF DECEMBER 31, 2005—CLASS N SHARES

	1 Yr	3 Yr	5 Yr	10 Yr (or since inception)	Inception Date	Overall Morningstar Rating
Growth Fund	9.75	13.36	-1.35	6.45	3/20/46	«««
Morningstar Large Growth	6.46	13.88	-3.36	6.95		Among 1,353 large growth funds
Russell 3000® Growth	5.17	13.78	-3.15	6.48
Standard & Poor’s 500	4.91	14.39	0.54	9.07

Tax-Managed Growth Fund						««««
Return before Taxes	12.46	13.80	0.06	0.18	12/27/99	Among 1,353 large growth funds
After Taxes on Distributions	12.46	13.80	0.06	0.18
After Taxes on Distributions and Sale of Fund Shares	8.10	11.94	0.05	0.15
Morningstar Large Growth	6.46	13.88	-3.36	—
Russell 3000® Growth	5.17	13.78	-3.15	-6.45

Large Cap Growth Fund	3.69	10.46	-5.20	-6.96	12/27/99	««
Morningstar Large Growth	6.46	13.88	-3.36	—		Among 1,353 large growth funds
Russell 1000® Growth	5.26	13.23	-3.58	-6.85

Small Cap Growth Fund	1.18	27.73	16.79	19.68	12/27/99	«««««
Morningstar Small Growth	5.74	19.56	2.17	—		Among 650 small growth funds
Russell 2000® Growth	4.15	20.93	2.28	-1.37
The Small Cap Growth Fund’s performance during 2000 was primarily attributable to investments in initial public offerings (IPOs) during a rising market. Since then, IPOs have had an insignificant effect on the Fund’s performance.

Small-Mid Cap Growth Fund	10.72	—	—	11.64	12/29/03	Not rated.
Morningstar Mid-Cap Growth	9.70	—	—	—
Russell 2500TM Growth	8.17	—	—	11.75

International Growth Fund	21.65	27.03	8.46	13.68	10/1/92	«««««
Morningstar Foreign Large Growth	15.27	21.66	2.15	5.69		Among 196 foreign large growth funds
MSCI All Country World Free Ex-US	17.11	26.20	6.66	6.70

International Equity Fund	13.50	—	—	16.85	5/24/04	Not rated.
Morningstar Foreign Large Growth	15.27	—	—	—
MSCI All Country World Free Ex-US	17.11	—	—	25.10

International Small Cap Growth	—	—	—	11.60	11/1/05	Not rated.
MSCI All Country World Free Small Cap Ex-US	—	—	—	10.68

Emerging Markets Growth Fund	—	—	—	42.52	6/6/05	Not rated.
MSCI Emerging Markets Free	—	—	—	29.26
A portion of the Emerging Markets Growth Funds performance since inception was attributable to an investment in an initial public offering (IPO).

Value Discovery Fund	0.49	16.19	10.46	11.98	12/23/96	««
Morningstar Small Value	6.13	22.30	13.50	—		Among 276 small value funds
Russell 2000®	4.55	22.13	8.22	8.64
Russell 2000® Value	4.71	23.18	13.55	12.31

Income Fund	1.71	2.66	4.59	5.11	10/1/90	««««
Morningstar Short-Term Bond	1.43	1.96	3.82	4.63		Among 317 short-term bond funds
Lehman Intermediate Govt./Credit Bond Index	1.57	2.96	5.49	5.80

Please see the next page for important disclosure information.

December 31, 2005	William Blair Funds 3

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Returns shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or a loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. International and emerging markets investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. As interest rates rise, bond prices will fall and bond funds become more volatile. From time to time, the investment advisor may waive fees or reimburse expenses for certain Funds. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load.

Tax-Managed Growth Fund’s after-tax returns are calculated using the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for Class N and the after-tax returns for Class N shares will vary.

Morningstar RatingsTM are as of 12/31/05 and are subject to change every month. The ratings are based on a risk-adjusted return measure that accounts for variation in a fund’s monthly performance, placing more emphasis on downward variations and rewarding consistent performance. The top 10% of funds in each Category receive 5 stars, the next 22.5% receive 4 stars, the middle 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted-average of the performance figures associated with its three-, five- and ten-year (if applicable) Morningstar Rating metrics. The 3/5/10 year Morningstar ratings were as follows: Growth Fund «««/«««/«««, Tax-Managed Growth Fund «««/««««/NA, and Large Cap Growth Fund ««/««/NA, out of 1,353/1,065/370 large growth funds; Small Cap Growth Fund «««««/«««««/NA out of 650/507/NA small growth funds; Value Discovery Fund «/««/NA out of 276/192/NA small value funds; International Growth Fund ««««/«««««/««««« out of 196/151/62 foreign large growth funds; Income Fund ««««/««««/«««« out of 317/227/131 short-term bond funds.

Please carefully consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, L.L.C., distributor. 02/06.

4 Annual Report	December 31, 2005

John F. Jostrand

GROWTH FUND

The Growth Fund invests primarily in common stocks of domestic growth companies that the Advisor expects to have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Growth Fund posted a 9.75% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2005. By comparison, the Fund’s benchmarks, the Russell 3000® Growth Index gained 5.17%, while the Standard & Poor’s 500 Index rose 4.91%.

What were the most significant factors impacting Fund performance?

Stock selection was the strongest factor with respect to the Fund’s overall out-performance relative to the benchmark for the year. The Fund’s overweight position to stocks with the smallest capitalizations (below $2 billion), along with particularly strong stock selection in this area, provided the largest benefit to absolute and relative returns.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

The strongest contributing sector to the Fund and Russell 3000® Growth Index returns during the year was Health Care. Our extremely strong stock selection allowed the Fund to significantly outpace the Russell 3000® Growth Index in this area. Health Care Equipment and Supplies offered the largest benefit to absolute and relative returns. Alcon, Inc. in the eye care area, received approval for its ReStor Lens for cataract surgery, and Medicare approved funding of the procedure; these proved to be catalysts for stock appreciation. Kyphon, Inc. a provider of groundbreaking product and technique in spine restoration surgery, also experienced strong growth during the year. The Health Care Providers and Services industry provided the second best returns within health care for the portfolio, with UnitedHealth Group, Express Scripts, Inc. and American Healthways, Inc. posting positive stock price gains.

Information Technology stocks were the second largest contributors to Fund returns, on both an absolute and relative basis. A large benefit came from the software area, where the Fund showed positive results while the Russell 3000® Growth Index had negative returns. Nuance Communications, Inc., providing imaging services, with a focus on voice-oriented command services, scan-to-digital and fax-to-digital services, saw strong stock price gains during the year. Adobe Inc. also had excellent results, particularly in the fourth quarter.

Were there any investment strategies or themes that did not measure up to your expectations?

Consumer stocks were soft during the year, taking the brunt of rising interest rates and higher oil prices. In the Fund, our stocks within the Retail sector were particularly disappointing. Kohl’s Corporation was anticipated to achieve promising results after some significant management changes, remerchandising of products, and adding several items to higher

December 31, 2005	William Blair Funds 5

margin personal care and beauty lines. The softness in consumer stocks in general, combined with discount pricing and unseasonable weather contributed to the stock’s weakness. In a similar vein, Bed, Bath and Beyond, Inc. had an optimistic outlook with respect to their new larger “box” stores, their strong competitive position, and their roll out of Christmas Tree Stores. The company experienced modest sales results during the year, which disappointed investors who anticipated much better growth. In the last quarter, the company announced that financial results were likely to be at the lower end of the expected range, news which further pressured the stock.

Dell Inc. was the largest detractor from returns, both on an absolute and relative basis. Despite meeting earnings estimates during the year, the stock experienced some weakness in revenues driven by aggressive pricing strategies to stave off the recently rejuvenated Hewlett-Packard Co. Additionally, the stock experienced significant Price/Earnings multiple compression.

We were slightly underweight in Energy stock during the year. Although our stock selection significantly outpaced the Russell 3000® Growth Index, our underweight caused a modest drag to relative performance.

What is your current strategy? How is the Fund positioned?

We continue to seek interesting opportunities for sustainable growth in the Information Technology and Health Care areas. We are cautious in the consumer area, particularly to stocks that are heavily reliant on the lower-end customer, and have not found compelling growth opportunities in the consumer staples area.

Compared to historic ratios, valuations are relatively compressed, resulting in no significant differentiation between higher and lower quality companies. As the economy slows, we believe the higher quality companies will be able to differentiate themselves from those of average quality due to superior business models that will likely generate above average growth, and be rewarded with higher earnings multiples.

6 Annual Report	December 31, 2005

Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Growth Fund Class N	9.75%	13.36%	(1.35)%	6.45%	—
Growth Fund Class I	10.08	13.69	(1.10)	—	0.73
Russell 3000® Growth Index	5.17	13.78	(3.15)	6.48	(2.91)
S&P 500 Index	4.91	14.39	0.54	9.07	1.13
(a)	For the period from October 1, 1999 to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2005	William Blair Funds 7

Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—33.4%
*Adobe Systems Incorporated	174,860	$6,463
Arm Holding plc—ADR	749,885	4,657
*Cognizant Technology Solutions Corporation	64,565	3,251
*Dell, Inc.	255,425	7,660
*EMC Corporation	544,550	7,417
First Data Corporation	125,230	5,386
*J2 Global Communications, Inc.	106,415	4,548
*Jabil Circuit, Inc.	169,205	6,276
Linear Technology Corporation	97,420	3,514
Microchip Technology, Inc.	83,560	2,686
*Network Appliance, Inc.	109,780	2,964
*Nuance Communications, Inc.	737,765	5,629
Paychex, Inc.	163,200	6,221
*PDF Solutions, Inc.	82,870	1,347
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	774,470	7,675
*ValueClick, Inc.	284,980	5,161
*WebEx Communications, Inc.	174,285	3,770

		84,625

Health Care—29.7%
Allergan, Inc.	35,440	3,826
*Amgen, Inc.	144,735	11,414
*Axcan Pharma, Inc.†	249,540	3,778
*IDEXX Laboratories, Inc.	59,090	4,253
*Integra Lifesciences Holding Corporation	143,470	5,088
*Kyphon, Inc.	77,510	3,165
*MedImmune, Inc.	94,065	3,294
Medtronic, Inc.	207,085	11,922
*ResMed, Inc.	81,830	3,135
Sanofi-Aventis—ADR	167,595	7,357
Schering-Plough Corporation	295,815	6,168
UnitedHealth Group, Inc.	163,435	10,156
Valeant Pharmaceuticals International	104,115	1,882

		75,438

Consumer Discretionary—14.2%
*Bed, Bath & Beyond, Inc.	174,480	6,307
*CarMax, Inc.	101,335	2,805
*Education Management Corporation	138,960	4,657
Johnson Controls, Inc.	52,855	3,854
*Kohl’s Corporation	118,190	5,744
*Laureate Education, Inc.	87,030	4,570
*Shuffle Master, Inc.	113,455	2,852

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*Williams-Sonoma, Inc.	120,840	$5,214

		36,003

Industrials—11.5%
*Coinstar, Inc.	194,020	4,429
Corporate Executive Board Company	44,780	4,017
Danaher Corporation	185,946	10,372
Graco, Inc.	111,730	4,076
Knight Transportation, Inc.	300,900	6,238

		29,132

Financials—4.2%
Goldman Sachs Group, Inc.	42,595	5,440
SLM Corporation	94,295	5,194

		10,634

Materials—2.9%
Praxair, Inc.	141,165	7,476

Energy—1.8%
Suncor Energy, Inc.†	71,095	4,488

Total Common Stock—97.7% (cost $184,148)		247,796

Investment in Affiliate
William Blair Ready Reserves	724,307	724

Total Investment in Affiliate—0.3% (cost $724)		724

Short-Term Investment
Prudential Funding Demand Note, VRN 3.93%, due 1/03/06	$3,868,000	3,868

Total Short-Term Investment—1.5% (cost $3,868)		3,868

Total Investments—99.5% (cost $188,740)		252,388
Cash and other assets, less liabilities—0.5%		1,171

Net assets—100.0%		$253,559

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2005

Mark A. Fuller III

Gregory J. Pusinelli

TAX-MANAGED GROWTH FUND

The Tax-Managed Growth Fund invests primarily in common stocks of large, medium and small domestic growth companies that the Advisor expects will have sustainable, above-average growth from one business cycle to the next.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Tax-Managed Growth Fund posted a strong 12.46% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2005. By comparison, the Fund’s primary benchmark, the Russell 3000® Growth Index increased 5.17% and the Standard & Poor’s 500 Stock Index gained 4.91%.

What were the most significant market factors impacting Fund performance?

The stock market, as represented by the Standard & Poor’s 500 Index, finished the year in positive territory. In spite of this showing, the equity markets were restrained in 2005 by high energy prices, an ongoing Federal Reserve campaign to raise short-term interest rates, and a flat interest rate yield curve, which many interpreted as a signal that slower economic growth might be on the horizon.

Concerns that rising energy prices could dampen economic growth weighed on the equity markets for a good part of the year. In addition, indications early in the year that inflationary pressures had the potential to increase had an unsettling effect on equity market participants.

Investors also worried about the potential for slowing corporate profits, although optimism during the second quarter earnings reporting period seemed to provide some underlying support to the market.

Lastly, investors were troubled by the Federal Reserve’s eight interest rate increases during 2005. Investors grew increasingly concerned that the Fed was being overly cautious—and perhaps too restrictive—with its monetary policy.

What were among the best performing investments for the Fund?

Health Care was the strongest performing sector for the Tax-Managed Growth Fund in 2005, followed by Energy and Industrials. Four of the top five performing stocks were Health Care names.

ExpressScripts, Inc., which was up over 119%, was the best performing stock in the Fund’s portfolio. ExpressScripts provides pharmacy-benefit management services to managed-care firms, third-party administrators, large employers, and union-sponsored benefit plans, representing more than 50 million members. ExpressScripts continued to experience strong growth in their business throughout the course of the year.

We trimmed our position in ExpressScripts during the fourth quarter, mainly taking profits in view of our belief that the stock had achieved fairly full valuation.

December 31, 2005	William Blair Funds 9

Suncor Energy, Inc. was the second-best performing investment for the Fund in 2005, rising over 79%. Suncor Energy produces and refines oil from the Alberta oil sands in Canada and is a pioneer in oil sands production.

Genentech, Inc. was the third strongest contributor for the Fund in 2005, and was up over 69%. Genentech’s cancer products—and their crossover use for different types of cancers—look promising. Increased earnings estimates for the company, especially during the second quarter, reinforced our enthusiasm for this company. We especially favor this company because Genentech has an entire portfolio of products, compared to other biotechnology companies which may only have one drug either in test trials or to market. Valuation of this stock, however, seems “rich” in our view.

What were among the weakest performing investments for the Fund?

Valeant Pharmaceuticals International was the worst-performing investment for the Fund for the year. Valeant markets more than 400 health-care products worldwide. As we reported earlier this year, concerns about the company’s ability to get certain new drugs approved by the FDA hurt this stock. We nonetheless believe in this company and their strong new management team that has joined the firm from many of the world’s top pharmaceutical companies. We should also note that we “tax-traded” Valeant, harvesting a tax-loss by selling the stock in November and then buying it back in late December. This strategy was one example of our efforts to manage the Fund in a tax-efficient manner. We are willing to withstand the short-term fluctuations in the company’s share price because of this management, and because of Valeant’s promising portfolio of products which is in various stages of testing.

Investors Financial Services Corp., was the second worst-performing stock for the Fund last year. Investors’ earnings have suffered from the flattening interest rate yield curve resulting from the Federal Reserve’s short-term interest rate hikes, as higher short-term rates impact margins.

Pfizer, Inc., was the third worst-performing investment for the Fund in 2005, in terms of impacting the Fund’s return. With an insufficient lineup of new drugs coming down the pipeline, and competitive pressures to its cholesterol-lowering drug Lipitor, we sold the stock in December, believing the company was unlikely to meet our long-term minimum growth objectives.

What is your current strategy? How is the Fund positioned?

During the fourth quarter we added four new names to the Fund’s portfolio of investments: DR Horton, Inc., Johnson Controls, Inc., MedImmune, Inc., and Network Appliance, Inc.

DR Horton is the largest homebuilder in the country based on homes sold, and operates in about 75 major markets across 25 states. Although some investors are nervous about the prospects for the housing market in an environment of gradually rising interest rates, we like this company’s solid management team and long uninterrupted track record of growth. We took advantage of price weakness in the stock to add this company to the Fund’s portfolio.

Johnson Controls operates three distinct business segments: automotive interiors, vehicle batteries, and building controls and services. We chose this well-managed company in part to increase our exposure to the Industrial sector.

MedImmune, Inc., is a biotechnology company with a very interesting pipeline of new drugs and expectations for a strong earnings growth rate over the next several years.

10 Annual Report	December 31, 2005

Network Appliance, an information technology company, sells hardware, software, and services for customers to store and manage critical data across their networks. Network Appliance was an early pioneer in building storage hardware that could easily attach to a customer’s existing network as a simple “storage appliance.” In an era of ever-increasing information flow, we believe this company should benefit from the demand for its products, and its ability to take market share from its competitors.

After several years of “value” stocks outperforming their “growth” stock counterparts, sometime during 2005 the pendulum swung back towards growth. This strength in growth stocks is reflected in the performance of the Fund’s Russell 3000 Growth Index benchmark. With this trend seeming to now move in our favor, we are optimistic that the cycle may continue, as it has historically, for an extended period.

Regardless of whether this trend may continue, with the potential for higher interest rates and slower growth in the economy in 2006—and subsequently lower forecasted corporate profits growth—we are encouraged by the earnings growth potential of the companies in the Fund’s portfolio. In such an environment, security selection becomes even more important. We believe our focus on quality franchise businesses and a respect for downside risk should serve us well as we begin the new year.

December 31, 2005	William Blair Funds 11

Tax-Managed Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	3 Year	5 Year	Since Inception(a)
Tax-Managed Growth Fund Class N	12.46%	13.80%	0.06%	0.18%
Tax-Managed Growth Fund Class I	12.86	14.07	0.31	0.44
Russell 3000® Growth Index	5.17	13.78	(3.15)	(6.45)
S&P 500 Index	4.91	14.39	0.54	(1.00)
(a)	For the period from December 27, 1999 to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 3000® Growth Index consists of large, medium, and small-capitalization companies with above average price-to-book ratios and forecasted growth rates. The index is weighted by market capitalization and large/medium/small companies make up approximately 80%/15%/5% of the index.

The S&P 500 Index indicates broad larger capitalization equity market performance.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

12 Annual Report	December 31, 2005

Tax-Managed Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Health Care—20.0%
Alcon, Inc.†	965	$125
*Amgen, Inc.	2,625	207
*Express Scripts, Inc., Class “A”	1,420	119
*Genentech, Inc.	1,940	180
IMS Health, Inc.	5,110	127
*MedImmune, Inc.	2,080	73
*ResMed, Inc.	4,734	181
Sanofi-Aventis—ADR	2,480	109
*St. Jude Medical, Inc.	2,550	128
Stryker Corporation	1,330	59
Valeant Pharmaceuticals International	6,450	117
*Zimmer Holdings, Inc.	2,060	139

		1,564

Information Technology—18.6%
*Activision, Inc.	4,283	59
*Adobe Systems Incorporated	3,470	128
Arm Holdings plc—ADR	9,500	59
*CACI International, Inc., Class “A”	1,470	84
CDW Corporation	1,750	101
*EMC Corporation	7,110	97
First Data Corporation	3,130	135
*Intuit, Inc.	2,645	141
*Jabil Circuit, Inc.	3,825	142
Microchip Technology, Inc.	4,500	145
*Network Appliance, Inc.	2,550	69
Paychex, Inc.	3,660	139
*ScanSource, Inc.	1,330	73
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	8,220	81

		1,453

Industrials—14.5%
C.H. Robinson Worldwide, Inc.	5,040	187
Danaher Corporation	3,260	182
Expeditors International of Washington	2,425	164
Fastenal Company	5,440	213
General Electric Company	3,615	127
Knight Transportation, Inc.	5,273	109
Pentair, Inc.	4,410	152

		1,134

Consumer Discretionary—14.2%
*Bed, Bath & Beyond, Inc.	2,230	81
*CarMax, Inc.	2,920	81
D. R. Horton, Inc.	2,230	80
Dollar General Corporation	4,560	87
*eBAY, Inc.	1,850	80
Johnson Controls, Inc.	1,580	115
*Laureate Education, Inc.	2,830	148
Lowe’s Companies, Inc.	1,875	125
Time Warner, Inc.	4,890	85

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Consumer Discretionary—(continued)
*Univision Communications, Inc.	1,960	$57
*Williams-Sonoma, Inc.	3,935	170

		1,109

Financials—7.7%
AFLAC, Inc.	1,500	70
Ambac Financial Group, Inc.	1,560	120
American International Group	2,380	162
Investors Financial Service Corporation	2,420	89
Moody’s Corporation	2,620	161

		602

Consumer Staples—7.0%
Colgate-Palmolive Company	2,590	142
PepsiCo, Inc.	3,045	180
Walgreen Co.	2,555	113
Whole Foods Market, Inc.	1,460	113

		548

Energy—6.0%
EOG Resources, Inc.	1,010	74
Smith International, Inc.	2,050	76
Suncor Energy, Inc.†	5,010	316

		466

Materials—4.5%
Airgas, Inc.	5,990	197
Praxair, Inc.	2,870	152

		349

Total Common Stock—92.5% (cost $5,112)		7,225

Investment in Affiliate
William Blair Ready Reserves	362,919	363

Total Investment in Affiliate—4.6% (cost $363)		363

Short-Term Investment
Prudential Funding Demand Note, VRN 3.93%, due 1/03/06	$165,000	165

Total Short-Term Investment—2.1% (cost $165)		165

Total Investments—99.2% (cost $5,640)		7,753
Cash and other assets, less liabilities—0.8%		62

Net assets—100.0%		$7,815

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 13

James W. Golan

John F. Jostrand

Norbert W. Truderung

LARGE CAP GROWTH FUND

The Large Cap Growth Fund invests primarily in common stocks of large domestic growth companies of high quality that the Advisor believes have demonstrated sustained growth over a long period of time.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Large Cap Growth Fund posted a 3.69% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2005. By comparison, the Fund’s benchmark, the Russell 1000 Growth® Index, gained 5.26%.

What were the most significant factors impacting Fund performance?

The Large Cap Growth strategy underperformed the Russell 1000 Growth® Index, facing two significant headwinds during the year: the considerable out-performance of the smaller capitalization stocks within the benchmark and relative under-performance by higher quality stocks. In the Russell 1000 Growth® Index, the smallest stocks (under $8 billion market capitalization) contributed nearly half of the Index’s returns for the year. Since we are required to invest at least 80% of the Fund’s net assets in stocks of companies with market capitalizations of at least $8 billion, we had little representation in that area. As a result, our portfolio underperformed the benchmark in the below $8 billion market cap range. That said, we were able to find some compelling quality growth stocks at the high end of the large cap range; in particular: UnitedHealth Group, Inc., Amgen, Inc., and Goldman Sachs Group, Inc. These stocks provided significant relative out-performance against names with market capitalizations above $50 billion held in the benchmark.

Higher quality stocks continued to give ground to lower quality counterparts during the year, a trend that began three years ago with the earnings acceleration at the beginning of the economic recovery. In 2005, using return on equity (ROE) as a proxy for quality, the stocks in the Russell 1000 Index with the highest ROEs returned an average of 3%, while the stocks with the lowest ROEs returned roughly 11%. Our philosophy leads us to invest in higher quality companies, which we believe tend to outperform over the long-term. While performance of our highest quality stocks was more than double those in the index, our lack of significant investment in lower quality issues has been a relative drag on the portfolio.

Which sectors enhanced the Fund’s return? What were among the best performing investments for the Fund?

With respect to sectors and stocks, Health Care stocks offered the strongest benefit to Fund performance during the year. UnitedHealth, Amgen and Alcon were three of the top performing stocks in the Fund. We were underweight large cap pharmaceuticals due to concerns about pricing, pipeline issues, and significant legal and regulatory problems, which was also a benefit to overall returns.

Our extremely strong stock selection allowed the Fund to significantly outpace the benchmark in the Health Care sector. Health care equipment and supplies offered the largest benefit to absolute and relative returns. Alcon, in the eye care area, received approval for its ReStor Lens for cataract surgery, and Medicare approved funding of the procedure; these proved to be catalysts for stock appreciation. Medtronic, Inc., a leader in devices and techniques for treating

14 Annual Report	December 31, 2005

chronic care patients, also achieved positive results during the year. The health care providers and services industry provided the second best returns within the Health Care sector of the Fund, with both UnitedHealth Group and Caremark posting positive stock price gains.

Financial stocks did well in the portfolio for the year as well. Goldman Sachs strengthened during the year as the company’s investment banking activity continued to be strong, and bodes well for the coming year. SLM Corp., the student loan processing company, overcame concerns regarding the significant regulatory and governmental issues facing other agencies, and posted modestly positive results for the year

Were there any investment strategies or themes that did not measure up to your expectations?

Consumer stocks were soft during the year, taking the brunt of rising interest rates and higher oil prices. In the portfolio, our stocks within the retail section were particularly disappointing. Kohl’s Corporation was anticipated to achieve promising results after some significant management changes, remerchandising of products, and adding several items to higher margin personal care and beauty lines. The softness in consumer stocks in general, combined with discount pricing and unseasonable weather contributed to the stock’s weakness. In a similar vein, Bed, Bath and Beyond, Inc. had an optimistic outlook with respect to their new larger “box” stores, their strong competitive position, and their roll out of Christmas Tree Stores. The company experienced modest sales results during the year, which disappointed investors who anticipated much better growth. In the last quarter, the company announced that financial results were likely to be at the lower end of the expected range, news which further pressured the stock.

Technology stocks offered a mixed bag during the year. Taiwan Semiconductor Mfg Co. Ltd. and Adobe Systems Incorporated both provided positive contribution to the Fund’s return. Conversely, Dell, Inc. was the largest detractor from returns, both on an absolute and relative basis. Despite meeting earnings estimates during the year, the stock experienced some weakness in revenues driven by aggressive pricing strategies to stave off the recently rejuvenated Hewlett-Packard Co. Additionally, the stock experienced significant Price/Earnings multiple compression.

What is your current strategy? How is the Fund positioned?

We continue to find the best opportunities for quality growth investments in the Technology and Health Care sectors. Although we did not hold many financial stocks in 2005 due to lack of compelling growth opportunities, we are now finding a few new investments in this area. Given that price-to-earnings ratios (P/Es) are at relatively low levels (20x currently versus 24x average over 16 years), we are seeking compelling growth stories at good valuations in the large cap area. We believe that the moderating growth environment that analysts anticipate for 2006 may tend to favor higher quality growth stocks.

December 31, 2005	William Blair Funds 15

Large Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	3 Year	5 Year	Since Inception(a)
Large Cap Growth Fund Class N	3.69%	10.46%	(5.20)%	(6.96)%
Large Cap Growth Fund Class I	3.96	10.82	(4.98)	(6.74)
Russell 1000® Growth Index	5.26	13.23	(3.58)	(6.85)
(a)	For the period from December 27, 1999 to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 1000® Growth Index consists of large-capitalization companies with above average-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

16 Annual Report	December 31, 2005

Large Cap Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—32.7%
Accenture, Ltd.†	10,395	$300
*Adobe Systems Incorporated	11,520	426
*Corning Incorporated	19,045	374
*Dell, Inc.	22,475	674
*EMC Corporation	32,560	444
First Data Corporation	10,025	431
Infosys Technologies Ltd.—ADR	2,720	220
Linear Technology Corporation	10,800	390
*Network Appliance, Inc.	7,120	192
Paychex, Inc.	11,300	431
Qualcomm Incorporated	7,970	343
SAP AG—ADR	3,625	163
Taiwan Semiconductor Mfg. Co. Ltd.—ADR	58,517	580
*Yahoo!, Inc.	14,235	558

		5,526

Health Care—23.6%
Allergan, Inc.	3,075	332
*Amgen, Inc.	7,640	602
*Caremark Rx, Inc.	6,375	330
*MedImmune, Inc.	6,325	222
Medtronic, Inc.	16,970	977
Sanofi-Aventis—ADR	11,355	498
Schering-Plough Corporation	15,015	313
UnitedHealth Group, Inc.	11,375	707

		3,981

Consumer Discretionary—12.6%
*Apollo Group, Inc., Class “A”	4,340	262
*Bed, Bath & Beyond, Inc.	11,470	415
Johnson Controls, Inc.	3,500	255
*Kohl’s Corporation	11,263	547
Nike, Inc., Class “B”	5,570	484
Staples, Inc.	7,350	167

		2,130

Industrials—8.1%
3M Company	4,230	328
Danaher Corporation	14,197	792
General Electric Company	7,155	251

		1,371

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

Issuer	Shares	Value

Common Stocks—(continued)
Financials—7.7%
Capital One Financial Corporation	1,990	$172
Goldman Sachs Group, Inc.	4,110	525
Schwab (Charles) Corporation	12,820	188
SLM Corporation	7,655	422

		1,307

Consumer Staples—4.4%
PepsiCo, Inc.	7,470	441
Walgreen Co.	6,675	296

		737

Energy—3.8%
Schlumberger Limited†	3,245	315
Suncor Energy, Inc.†	5,050	319

		634

Materials—3.5%
Praxair, Inc.	11,355	601

Total Common Stock—96.4% (cost $14,585)		16,287

Investment in Affiliate
William Blair Ready Reserves	424,078	424

Total Investment in Affiliate—2.5% (cost $424)		424

Total Investments—98.9% (cost $15,009)		16,711
Cash plus other assets less liabilities—1.1%		177

Net assets—100.0%		$16,888

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 17

Karl W. Brewer

SMALL CAP GROWTH FUND

The Small Cap Growth Fund invests primarily in common stocks of small domestic growth companies that the Advisor expects to have solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Small Cap Growth Fund posted a 1.18% increase on a total return basis (Class N Shares) for the 12 months ended December 31, 2005. By comparison, the Fund’s benchmark, the Russell 2000 Growth® Index, gained 4.15% during the period, while the Russell 2000® Index rose 4.55%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

With respect to the Fund’s performance compared to the Russell 2000® Growth Index benchmark, stock selection in Health Care was the biggest detractor from relative performance while stock selection in the Consumer Discretionary and Energy sectors also detracted. Strong stock selection within the Information Technology sector was the main contributor toward relative performance.

While there was not a large disparity in returns from a style perspective, value narrowly outperformed growth during 2005 (and as evidenced by the Russell 2000 Value Index’s increase of 4.71%, compared to the Russell 2000 Growth Index’s gain of 4.15%). Growth outperformed value in the fourth quarter (with the Russell 2000 Growth Index up 1.61%, versus the Russell 2000 Value Index’s gain of 0.66%). From a market capitalization perspective, mid-cap stocks once again outperformed their small and large cap counterparts during the fourth quarter as they did for 2005 as a whole.

Within the Russell 2000 Growth Index during 2005, Energy was the sector of the year. Over half of the return for the index came from Energy stocks (roughly 2.8% of the 4.15% return of the index). The Health Care and Industrial sectors were also mildly outperforming sectors compared to the rest of the market. Within the small cap health care space, we saw a large disparity between the poor relative performance of pharmaceutical and biotechnology stocks as compared to both healthcare providers and healthcare equipment stocks. Information Technology finished the year down in absolute terms and was therefore an underperforming sector. Within the sector, the market preferred computer software and services over computer hardware and semiconductors. The small cap Financials sector, due to the many regional banks that were adversely affected by the flattening of the yield curve, and the Consumer Discretionary sector joined Information Technology as the major sectors that underperformed the broader small cap market.

What were among the best performing investments for the Fund?

Two specific stocks that helped the portfolio during 2005 were Nuance Communications, Inc. and ValueClick, Inc. Nuance Communications was a top contributor for the Fund in the fourth quarter and for 2005 as a whole. ScanSoft and Nuance merged during the year and the new entity kept the name Nuance. This merger of two industry leaders, the continued evolution of speech recognition technology and increased coverage of the stock by Wall

18 Annual Report	December 31, 2005

Street helped drive growth in the stock price during 2005. ValueClick was one of the top performers for the Fund for 2005 as well. The company is focused on the online advertising market. The stock price appreciated over the year as management executed and grew the business, made a strategic acquisition, and as Wall Street increasingly discovered the company.

What were among the weakest performing investments for the Fund?

Two of the Fund’s worst performing stocks were TRM Corp and Cell Therapeutics. TRM Corp, an owner and operator of ATM networks, was a poor performer for the Fund in both the fourth quarter and for 2005. The company announced disappointing earnings in November in part due to higher than expected expenses related to operating their expanding network of ATM’s. The company should have realized cost savings and scale as they built their network, but, this did not happen and as a result we liquidated the position. Cell Therapeutics, a biotechnology stock, was also one of the largest detractors from performance for 2005. We liquidated the position during the second quarter after they announced a series of negative data points relating to prospective pipeline drugs.

What is your current outlook?

As we look at 2006, there are a number of dynamics that could affect the equity markets. Ben Bernanke takes over for Alan Greenspan as the Chairman of the Federal Reserve in the first quarter of 2006. His efforts to tame inflation and keep the economy on track will be watched closely. A possible housing market slowdown, high heating bills and any implications of an inverted yield curve are the ubiquitously discussed headwinds in the marketplace. However, we are still seeing healthy levels of economic and corporate earnings growth, contained inflation, and signs of business spending picking up after the past couple years of record earnings growth have left companies flush with cash. A possible reversal of the multi-year trend of value outperforming growth, after growth’s outperformance in the second half of the 2005, could create another tailwind for our quality growth style of investing. Regardless of the macro environment, we will continue to look for durable businesses whose stocks have favorable risk reward profiles.

Is there any other news with respect to the Fund?

Also, with respect to illiquid securities in the Fund, Overhill Farms Inc. is a portfolio holding that we acquired through a Private Investment in Public Equity (PIPE) transaction in late December. Overhill Farms is a food distribution company whose customers include restaurants and airlines. We were able to purchase shares in the transaction at a discount to market prices and we expect these shares to become freely tradable within 120 days of the transaction. The Fund’s Pricing Committee and Valuation Committee is currently pricing the security at fair value.

December 31, 2005	William Blair Funds 19

Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	3 Year	5 Year	Since Inception(a)
Small Cap Growth Fund Class N	1.18%	27.73%	16.79%	19.68%
Small Cap Growth Fund Class I	1.48	28.03	17.09	19.97
Russell 2000® Growth Index	4.15	20.93	2.28	(1.37)
Russell 2000® Index	4.55	22.13	8.22	7.03
(a)	For the period from December 27, 1999 to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Growth Index consists of small-capitalization companies with above average price-to-book ratios and forecasted growth rates.

The Russell 2000® Index is an unmanaged composite of the smallest 2000 stocks of the Russell 3000® Index.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

20 Annual Report	December 31, 2005

Small Cap Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—31.3%
*Access Integrated Technologies, Inc.	444,977	$4,619
*AMIS Holdings, Inc.	1,093,370	11,644
ARM Holdings, plc—ADR	670,962	4,167
*BISYS Group, Inc. (The)	30,400	426
*eCollege.com, Inc.	528,451	9,528
*Electronic Clearing House	652,297	6,503
*Euronet Worldwide, Inc.	269,342	7,488
*Heartland Payment Systems, Inc.	420,061	9,099
*Internet Capital Group, Inc.	1,547,474	12,720
*Intrado, Inc.	459,813	10,585
*J2 Global Communications, Inc.	272,164	11,632
*Kanbay International, Inc.	816,719	12,978
*Lionbridge Technologies, Inc.	1,184,467	8,315
*Nuance Communications, Inc.	2,834,256	21,625
*OPNET Technologies, Inc.	924,040	8,492
*Optimal Group, Inc.†	782,973	15,863
*Patni Computer Systems—ADR	32,800	760
*PDF Solutions, Inc.	1,035,312	16,824
*Skillsoft, plc—ADR	1,251,567	6,884
*TNS, Inc.	714,969	13,713
*Ultimate Software Group, Inc.	534,336	10,190
*ValueClick, Inc.	840,728	15,226
*Volterra Semiconductor Corporation	1,466,807	22,002
*WebEx Communications, Inc.	606,862	13,126
*Workstream, Inc.†	3,661,887	6,038

		260,447

Consumer Discretionary—21.4%
*4 Kids Entertainment, Inc.	466,935	7,326
*Century Casinos, Inc.	956,611	8,227
*Cumulus Media, Inc., Class “A”	918,476	11,398
*DeVry, Inc.	142,190	2,844
*Dick’s Sporting Goods, Inc.	326,915	10,866
*Jarden Corporation	593,687	17,900
*Laureate Education, Inc.	464,237	24,377
*Lions Gate Entertainment Corporation†	2,018,315	15,501
*Meritage Homes Corporation	141,540	8,906
*Mikohn Gaming Corporation	652,260	6,438
Nautilus Group, Inc.	623,177	11,628
*Nevada Gold and Casinos, Inc.	507,589	5,274
*Shuffle Master, Inc.	483,154	12,146
Strayer Education, Inc.	154,064	14,436
*ValueVision Media, Inc., Class “A”	1,047,885	13,203
*WMS Industries, Inc.	283,170	7,105

		177,575

Industrials—14.7%
*Coinstar, Inc.	454,275	10,371
Comfort Systems USA, Inc.	1,399,760	12,878
*Corrections Corporation of America	267,820	12,044
*CRA International, Inc.	199,420	9,510
*FirstService Corporation†	523,250	13,421
*Frozen Food Express Industries, Inc.	483,765	5,336
*Hudson Highland Group, Inc.	178,684	3,102

Issuer	Shares	Value

Common Stocks—(continued)
Industrials—(continued)
*Huron Consulting Group, Inc.	352,527	$8,457
*Kforce, Inc.	1,375,450	15,350
*Labor Ready, Inc.	560,035	11,660
*Marten Transport, Ltd.	480,115	8,748
*SIRVA, Inc.	1,430,630	11,445

		122,322

Health Care—11.4%
*Axcan Pharma, Inc.†	692,964	10,491
*Encore Medical Corporation	1,739,235	8,609
*Integra Lifesciences Holdings Corporation	387,449	13,739
*Lifecore Biomedical, Inc.	319,389	5,184
*Matria Healthcare, Inc.	239,815	9,295
*Nuvasive, Inc.	489,168	8,854
*PSS World Medical, Inc.	304,390	4,517
*Psychiatric Solutions, Inc.	161,196	9,469
*Sangamo Biosciences, Inc.	609,818	2,458
*Santarus, Inc.	974,738	5,341
*Telik, Inc.	560,033	9,515
*Zila, Inc.	1,965,922	7,569

		95,041

Financials—7.4%
*Affiliated Managers Group, Inc.	168,242	13,501
American Equity Investment Life Holding Co.	511,500	6,675
East West Bancorp, Inc.	248,557	9,070
*First Cash Financial Services, Inc.	527,424	15,380
Highland Hospitality Corporation	632,260	6,986
National Financial Partners Corporation	191,639	10,071

		61,683

Energy—6.8%
*ATP Oil and Gas Corporation	195,422	7,233
*Gasco Energy Inc.	860,817	5,621
*Grey Wolf, Inc.	1,658,622	12,821
*Hornbeck Offshore Services, Inc.	351,044	11,479
*Petrohawk Energy Corporation	876,596	11,589
*Toreador Resources Corporation	349,696	7,368

		56,111

Materials—1.6%
Airgas, Inc.	415,618	13,674

Consumer Staples—0.5%
*Overhill Farms, Inc.**	1,684,600	4,348

Total Common Stock—95.1% (cost $670,756)		791,201

Investment in Affiliate
William Blair Ready Reserves	11,002,174	11,002

Total Investment in Affiliate—1.3% (cost $11,002)		11,002

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 21

Small Cap Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Principal Amount	Value

Short-Term Investments
American Express Demand Note, VRN 4.235%, due 1/3/06	$8,413,000	$8,413
Prudential Funding Demand Note, VRN 3.930%, due 1/3/06	$13,176,000	13,176

Total Short-Term Investments—2.6% (cost $21,589)		21,589

Total Investments—99.0% (cost $703,347)		823,792
Cash and other assets, less liabilities—1.0%		7,946

Net assets—100.0%		$831,738

*Non-income producing securities

ADR = American Depository Receipt

† = U.S. listed foreign security

VRN = Variable Rate Note

**Fair Valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holding represents 0.52% of the Fund’s net assets at December 31, 2005. This security was also deemed illiquid pursuant to Liquidity Procedures approved by the Board of Trustees.

See accompanying Notes to Financial Statements.

22 Annual Report	December 31, 2005

Karl W. Brewer

Harvey H. Bundy, III

Robert C. Lanphier, IV

SMALL-MID CAP GROWTH FUND

The Small-Mid Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small and medium-sized domestic growth companies that the Advisor expects to experience solid growth in earnings.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Small-Mid Cap Growth Fund posted a 10.72% total return (Class N Shares) for the year ended December 31, 2005. By comparison, the Fund’s benchmark, the Russell 2500 Growth® Index, returned 8.17% during the period.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

There was no significant disparity in returns from a style perspective during the year. Measured by most broad-based indexes, value narrowly outperformed growth during 2005. However, within the small to mid cap space as represented by the Russell 2500 Indexes, growth edged value for 2005 (Russell 2500 Growth® Index +8.17%; Russell 2500 Value® Index +7.74%) as it did in the fourth quarter specifically. From a market capitalization perspective, mid-cap stocks once again outperformed their small and large cap counterparts during the fourth quarter as they did for 2005 as a whole.

Within the Russell 2500 Growth Index, energy stocks were by far the best performers during 2005. Small to mid cap industrial names turned in the second strongest results among the six major sectors. The Consumer Discretionary, Financials, Health Care and Information Technology sectors all underperformed the broader market. Within the small to mid cap health care space, we saw a large disparity between the poor relative performance of pharmaceutical and biotechnology stocks as compared to both healthcare providers and healthcare equipment stocks. Within the Information Technology sector, computer software and services outperformed computer hardware and semiconductor stocks. The small to mid cap Financials sector underperformed during the year mostly due to the many regional banks that were adversely affected by the flattening of the yield curve.

Relative to the benchmark, strong stock selection within the Information Technology sector was the main contributor toward the Fund’s relative outperformance. Stock selection and our overweight position in the Industrials sector also contributed to the Fund’s relative outperformance during 2005. Also, our higher average market capitalization was modestly advantageous toward relative performance. Stock selection in the Energy sector was a detractor from relative performance. This was mostly due to our stocks not keeping pace with the roughly 57% average return for energy stocks in the benchmark.

What were among the weakest performing investments for the Fund?

Two of the weakest performing issues in the Fund in 2005 were Cell Therapeutics and AMIS Holdings. Cell Therapeutics is a biotechnology stock in the Health Care sector. We liquidated the position during the second quarter after they announced a series of negative data points relating to prospective pipeline drugs. AMIS Holdings, a semiconductor holding within the information technology sector, detracted from the Fund’s performance for 2005 as well. The

December 31, 2005	William Blair Funds 23

company’s design capabilities are used for various applications in the automotive, industrial and medical fields and represent attractive growth catalysts for the stock. However, the level of earnings growth investors were expecting for 2005 did not come to fruition and the stock price suffered accordingly.

What were among the best performing investments for the Fund?

Among the strongest performing issues for the Fund were ValueClick, Inc. and Fastenal Company. ValueClick is focused on the online advertising market. The stock price appreciated over the year as management executed and grew the business, made a strategic acquisition, and as Wall Street increasingly discovered the company. Fastenal, a distributor of various industrial supplies, was a strong contributor to the Fund’s performance for the fourth quarter and the full year 2005. The company continues to drive earnings growth organically through store growth and efficient management of the business. Fastenal, as did many of our industrial holdings, also benefited from the realization by the market that we are more likely in the earlier part of this capital goods cycle.

What is your current outlook?

As we look at 2006, there are a number of dynamics that could affect the equity markets. Ben Bernanke takes over for Alan Greenspan as the Chairman of the Federal Reserve in the first quarter of 2006. His efforts to tame inflation and keep the economy on track will be watched closely. A possible housing market slowdown, high heating bills and any implications of an inverted yield curve are the ubiquitously discussed headwinds in the marketplace. However, we are still seeing healthy levels of economic and corporate earnings growth, contained inflation, and signs of business spending picking up after the past couple years of record earnings growth have left companies flush with cash. A possible reversal of the multi-year trend of value outperforming growth, after growth’s outperformance in the second half of the 2005, could create another tailwind for our quality growth style of investing. Regardless of the macro environment, we will continue to look for durable businesses whose stocks have favorable risk reward profiles.

24 Annual Report	December 31, 2005

Small-Mid Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	Since Inception(a)
Small-Mid Cap Growth Fund Class N	10.72%	11.64%
Small-Mid Cap Growth Fund Class I	11.05	11.90
Russell 2500® Growth Index	8.17	11.75
(a)	For the period from December 29, 2003 to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment advisor may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with above average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2005	William Blair Funds 25

Small-Mid Cap Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Information Technology—25.3%
*Activision, Inc.	52,600	$723
*Amis Holdings, Inc.	67,700	721
CDW Corporation	19,460	1,120
*Intrado, Inc.	39,070	899
*Intuit, Inc.	34,400	1,834
*Iron Mountain, Inc.	32,514	1,373
*J2 Global Communications, Inc.	32,600	1,393
*Jabil Circuit, Inc.	48,200	1,788
*Kanbay International, Inc.	55,300	879
Microchip Technology, Inc.	57,400	1,845
*Nuance Communications, Inc.	123,400	942
*PDF Solutions, Inc.	57,000	926
*Ultimate Software Group, Inc.	51,200	976
*ValueClick, Inc.	72,636	1,315
*Webex Communications, Inc.	48,340	1,046

		17,780

Consumer Discretionary—24.6%
*Bed, Bath and Beyond, Inc.	36,800	1,330
*CarMax, Inc.	42,500	1,176
*DeVry, Inc.	11,200	224
*Dick’s Sporting Goods, Inc.	21,500	715
Gentex Corporation	17,200	335
*Getty Images, Inc.	12,200	1,089
*Jarden Corporation	39,550	1,193
*Lamar Advertising Company, Class “A”	23,700	1,094
*Laureate Education, Inc.	44,449	2,334
*Life Time Fitness, Inc.	20,800	792
*O’Reilly Automotive, Inc.	41,900	1,341
The Ryland Group, Inc.	13,100	945
*Shuffle Master, Inc.	36,400	915
*Sonic Corporation	23,700	699
Strayer Education, Inc.	10,400	975
*Tractor Supply Company	20,000	1,059
*Williams-Sonoma, Inc.	24,100	1,040

		17,256

Industrials—19.5%
*Beacon Roofing Supply, Inc.	28,203	810
C.H. Robinson Worldwide, Inc.	22,900	848
*Coinstar, Inc.	37,133	848
Corporate Executive Board Company	11,700	1,049
*Corrections Corporation of America	21,800	980
Expeditors International of Washington	15,800	1,067
Fastenal Company	55,400	2,171
Graco Inc.	20,100	733
*Kforce, Inc.	62,965	703
Knight Transportation, Inc.	50,950	1,056
*Monster Worldwide, Inc.	23,900	976
MSC Industrial Direct Company, Inc., Class “A”	20,340	818
Pentair, Inc.	47,900	1,654

		13,713

*Non-income producing securities

VRN = Variable Rate Note

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—(continued)
Health Care—12.3%
*IDEXX Laboratories, Inc.	12,500	$900
*Integra LifeSciences Holdings Corporation	32,540	1,154
*Kinetic Concepts, Inc.	13,900	552
*Kyphon, Inc.	28,200	1,151
*Patterson Companies, Inc.	30,300	1,012
*Pharmaceutical Product Development, Inc.	7,300	452
*PSS/World Medical, Inc.	25,600	380
*ResMed, Inc.	39,600	1,517
*Telik, Inc.	55,200	938
Valeant Pharmaceuticals International	34,500	624

		8,680

Energy—7.7%
*Grant Prideco, Inc.	15,300	675
Smith International, Inc.	45,000	1,670
*Toreador Resources Corporation	29,500	621
*Ultra Petroleum Corporation†	19,000	1,060
XTO Energy Corporation	30,900	1,358

		5,384

Financials—3.1%
American Equity Investment Life Holding Co.	42,850	559
East West Bancorp, Inc.	22,600	825
National Financial Partners Corporation	15,200	799

		2,183

Materials—3.0%
Airgas, Inc.	63,300	2,083

Total Common Stock—95.5% (cost $58,611)		67,079

Investment in Affiliate
William Blair Ready Reserves	2,012,239	2,012

Total Investment in Affiliate—2.9% (cost $2,012)		2,012

Short-Term Investment
Prudential Funding Demand Note, VRN 3.930%, due 1/3/06	$2,971,000	2,971

Total Short-Term Investment—4.2% (cost $2,971)		2,971

Total Investments—102.6% (cost $63,594)		72,062
Liabilities, plus cash and other assets—(2.6)%		(1,851)

Net assets—100%		$70,211

See accompanying Notes to Financial Statements.

26 Annual Report	December 31, 2005

W. George Greig

INTERNATIONAL GROWTH FUND

The International Growth Fund invests primarily in common stocks of foreign growth companies.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The International Growth Fund posted a 21.65% gain (Class N Shares) for the 12 months ended December 31, 2005. By comparison, the Fund’s benchmark, the MSCI All Country World Free except US Index, rose 17.11%.

What were the most significant factors impacting international markets during 2005?

During the first six months of 2005 the international equity markets were largely flat; however, during the last half of the year the equity markets sharply appreciated (and as evidenced by the annual 17.11% MSCI All Country World (Free) except US Index return). International equities significantly outpaced US equities as measured by the Standard & Poor’s 500 Index, which rose 4.91% year to date. This increase was despite US dollar appreciation versus most foreign currencies, which reduced returns to US investors. The MSCI EAFE Index rose 29.54% in local terms, which translated into 14.02% to US dollar investors, as the US dollar appreciated an average 13% relative to EAFE (Europe and Australasia, Far East Equity) country currencies.

Positive second half international equity market performance was driven by strong results across sectors, capitalizations and regions. With its improving macroeconomic backdrop and positive consumer sentiment, Japan was one of the strongest developed regions year to date, up 25.63% in US dollar terms, only lagging behind Canada, which returned nearly 29%. Emerging markets were the strongest part of the international markets overall, returning 34.54% as measured by the MSCI Emerging Markets Index, while developed small capitalization stocks rose 25.48%. Both areas outperformed larger capitalization developed markets, as measured by the EAFE Index.

What factors were behind the Fund’s performance versus the benchmark?

In this positive market environment, the Fund rose 21.65% during the year, significantly surpassing the 17.11% MSCI all Country World Index Free ex-US Index return. This outperformance was driven by strong stock selection across most sectors and regions. In particular, stock selection in Energy, Financials, Information Technology and Telecommunication Services sectors were the areas of the most value added, as was stock selection in Emerging Asia, Japan and Pacific Free ex-Japan. In addition, the Fund’s allocation to small capitalization and emerging markets companies, coupled with strong stock selection in these names, also added value.

What is your outlook for the international markets?

After a third consecutive year of strong equity returns worldwide, markets have for the most part erased the losses of the 2000-2002 bear market. As the new year begins, many national and regional indices (with the obvious exceptions of Nasdaq and the Japanese market benchmarks) are at or approaching historic highs. Even in the US, where index returns were modest, a majority of individual stocks offered better performance.

December 31, 2005	William Blair Funds 27

Prices have been propelled higher by strong fundamentals: exceptional earnings growth and a surprisingly stable inflation and long term interest rate environment. The only two elements of cyclical risk in the global economic picture have been Fed tightening and rising energy costs, and up to now, neither of them has had a significant impact on growth. Relative economic stability has enabled strong corporate performance to act as the key driver of share price gains over the course of the last several years. Accordingly, if the structural framework of the global economy remains in equilibrium, and corporate growth and profitability continue to meet or exceed expectations, the market environment will remain conducive to solid equity returns.

The principal risks in the macro picture are well known, and mostly focused on the US: household sector leverage and inadequate savings; consumer vulnerability to weakness in home prices; interest rate and exchange rate risks associated with the US current account deficit; the potential for a central bank policy error (such as overreacting to transitory inflation signs); a ‘superspike’ in oil and gas prices beyond what has already taken place; and/or exogenous variables such as avian flu, terrorist disruptions, or natural disasters.

Since none of these issues are new, the only way they could have a dramatic impact on the market risk profile would be if one of them suddenly had a delayed or cumulative effect, or if two or more of them combined in some unforeseen way. These possibilities cannot be conclusively ruled out, but at the same time, the resilience of the financial and economic infrastructure—perhaps a byproduct of increasing global integration—has been impressive over the last decade.

The other key variable in the outlook is corporate profitability and growth, where we have seen continued strength in the US and dramatic improvement in Japan, Europe, and in many developing markets. This aspect of the market environment shows no sign of deteriorating or even slackening the pace of improvement. Corporate management continues to focus on improving supply chain management, capital and labor productivity, cost control, and marketing. Returns on capital are now well above the cost of capital in every principal region of the world; and while there are concerns that ‘excessive’ profitability is a risk factor in itself, there is no signal apparent of either complacency or irrational competitive behavior undermining corporate performance on a wide scale.

Even in a benign economic and earnings scenario, of course, there is no guarantee of supernormal returns or a continuation of the trends of 2003-05. There is a reasonable (although not conclusive) case that cyclical growth may slow in the US and China in 2006, and profit growth may be restrained as a result. In addition, growth in the energy and financial sectors may be held back by price declines and yield curve flattening, respectively. On the other hand, Japan and more recently Europe seem to be benefiting from the effects of a strong external environment and solid corporate profitability, and could continue to mount moderate but self-sustaining recoveries. On a global basis, there is probably not much reason to anticipate significantly lower earnings growth in 2006, but some deceleration seems likely.

In the context of the current profit and interest rate picture, current valuations should not present a significant issue for potential returns, and even areas that have seen relatively strong recent performance, such as small caps and Japan, are not so extended as to be unusually risky on valuation grounds alone.

Emerging markets continue to be a special case, influenced by long term changes outside of the business cycle. Whereas previous cycles were dominated by unstable investment flows and highly volatile production and trade patterns, virtually all of the developing world is now seeing new dynamics of high savings, credit development, job creation and household spending growth, as well as more responsible and transparent corporate behavior. These factors are reducing financial risk at the same time they create new avenues of growth in emerging economies, and have been instrumental in driving exceptional returns in this asset class since 1999.

28 Annual Report	December 31, 2005

On balance, we see a reasonable balance between risk and opportunity for the year ahead, particularly as international markets continue to be led by the ongoing trend toward better corporate performance and governance. At the margins of any set of expectations, of course, are the ‘unknown unknowns’. Volatility has been relatively low for some time, and global markets have not faced any major discontinuities for several years. Any investment strategy predicated on anticipation of normal growth and risk parameters has to be adaptable to evolving change, and adaptability built into portfolio structure from the bottom up is probably the most consistent method for refining strategy.

December 31, 2005	William Blair Funds 29

International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
International Growth Fund Class N	21.65%	27.03%	8.46%	13.68%	—
International Growth Fund Class I	22.00	27.32	8.74	—	11.69%
MSCI All Country World Free Ex-US Index	17.11	26.20	6.66	6.70	5.30
Lipper International Index	15.67	23.10	5.33	7.74	—
(a)	For the period from October 1, 1999 to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

30 Annual Report	December 31, 2005

International Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—31.7%
Austria—1.7%
Erste Bank (Banking)	716,600	$39,783
*Raiffeisen Interantional Bank (Banking)	607,400	39,696

		79,479

France—8.4%
April Group S.A. (Insurance brokers)	271,643	11,197
BNP Paribas (Banking)	545,200	43,991
Dassault Systems S.A. (Computer aided design)	535,500	30,172
Essilor International (Health care supplies)	377,200	30,397
Eurazeo (Diversified financial services)	177,030	18,450
Hermes International SCA (Apparel and luxury goods)	135,000	33,652
Iliad S.A. (Internet software and services)	239,550	14,805
Klepierre (Real estate)	117,500	11,017
*Nexity (Real estate management)	283,600	14,389
*Orpea (Hospital and nursing management)	281,612	15,428
Sanofi-Aventis (Pharmaceuticals)	834,400	72,963
Technip-Coflexip S.A. (Construction)	505,160	30,499
Vinci S.A.(Construction)	408,200	35,117
Zodiac S.A. (Aerospace and defense)	341,000	21,860

		383,937

Germany—6.5%
AWD Holdings AG (Financial services)	74,116	2,047
Bijou Brigitte (Fashon jewelry accessories)	60,100	16,207
Celesio AG (Pharmaceuticals)	409,480	35,165
Continental AG (Diversified manufacturing)	602,200	53,331
Did Deutscher Industrie Svc (Commercial services)	290,894	16,972
E.ON AG (Energy)	450,000	46,442
GFK AG (Commercial services)	290,948	9,721
*Q-Cells AG (Alternative energy sources)	71,500	4,164
Rational AG (Business equipment)	70,300	9,336
SAP AG (Software)	450,500	81,078
Solarworld AG (Alternative energy sources)	42,500	5,686
Stada Arzneimittel AG (Pharmaceuticals)	433,000	14,127

		294,276

Greece—1.5%
Coca-Cola Hellenic Bottling S.A. (Beverages)	757,471	22,246
EFG Eurobank (Banking)	683,400	21,563
National Bank of Greece (Banking)	521,880	22,184

		65,993

Ireland—2.1%
Anglo Irish Bank plc (Finance)	2,645,100	39,923
Kingspan Group plc (Construction)	1,250,000	15,673
*Ryanair Holdings plc—ADR (Airlines)	568,000	31,802
United Drug plc (Pharmaceuticals)	2,090,100	9,038

		96,436

Italy—2.1%
Credito Emiliano SpA (Banking)	1,389,900	15,509
Luxottica Group SpA (Apparel and luxury goods)	1,708,600	43,359

Issuer	Shares	Value

Common Stocks—Europe—31.7%—(continued)
Italy—(continued)
Pirelli & C Real Estate SpA (Real estate development)	197,752	$10,794
Saipem SpA (Energy equipment and services)	1,614,800	26,480

		96,142

Netherlands—0.6%
*Tomtom NV (Computer software)	781,500	26,806

Norway—0.6%
Statoil Asa (Oil and gas)	1,197,900	27,470

Spain—1.4%
Grupo Ferrovial S.A. (Industrial services)	331,900	23,015
*Industria De Textile (Retail trade)	1,313,400	42,858

		65,873

Sweden—0.8%
*Capio AB (Health care)	560,800	9,981
Clas Ohlson AB (Retail)	609,250	11,545
*Modern Times Group (Television)	348,800	14,551

		36,077

Switzerland—6.0%
*Actelion Ltd. (Biotechnology)	59,478	4,909
*EFG International (Commercial banking)	509,800	13,565
Nobel Biocare Holdings AG (Medical equipment and supplies)	100,400	22,078
Phonak Holdings AG (Hearing technology)	356,300	15,349
Roche Holdings AG (Health care)	722,900	108,280
SGS S.A. (Industrials)	35,800	30,149
UBS AG (Banking)	840,000	79,761

		274,091

Japan—22.0%
Aeon Credit Service Co., Ltd. (Consumer finance)	309,900	29,311
Aeon Mall Co., Ltd. (Real estate)	447,700	21,810
Arrk Corporation (Miscellaneous manufacturer)	200,300	14,727
*Askul Corporation (Retail trade)	173,900	5,394
*Chiyoda Corp. (Construction)	1,200,600	27,497
Chugai Pharmaceutical Company (Pharamceuticals)	2,386,900	51,333
Denso Corporation (Auto parts manufacturing)	2,360,800	81,695
Honeys Company, Ltd. (Luxury goods)	177,400	14,452
Hoya Corporation (Electronic technology)	1,678,200	60,293
ITO EN, Ltd. (Beverages)	246,800	14,803
*K.K. Davinci Advisors (Consulting services)	2,038	15,313
*Kenedix, Inc. (Investment management services)	2,697	16,986
Keyence Corporation (Electronic technology)	167,460	47,601
Komeri Co. (Speciality retail)	557,200	23,887
MISUMI Group, Inc. (Metal production)	305,600	13,279
Mitsubishi Tokyo Financial (Financial services)	6,497	88,433
Nakanishi Inc. (Medical specialties)	113,400	12,723

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 31

International Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—22.0%—(continued)
Neomax Co., Ltd. (Electronic equipment and instruments)	453,400	$14,920
Nidec Corporation (Electronic technology)	581,000	49,405
Nitori Company Ltd. (Specialty stores)	184,260	17,145
Nitto Denko Corporation (Electronic technology)	462,500	36,018
Orix Corporation (Consumer finance)	361,500	91,970
Park 24 Co., Ltd. (Commercial services)	629,200	22,469
Point Inc. Ltd. (Apparel and footwear retail)	293,900	24,550
Ryohin Keikaku Co. Ltd. (Retail stores)	328,000	28,680
Sharp Corp. (Electronics)	3,089,700	46,989
Shimamura Company Ltd. (Retail stores)	207,500	28,660
Sparx Asset Management Co. (Financial)	4,636	13,558
Sundrug Co., Ltd. (Drug stores)	262,500	14,376
United Arrows, Ltd. (Specialty retail)	333,900	21,184
Yamada Denki Company (Retail trade)	417,400	52,156

		1,001,617

Emerging Asia—10.2%
China—1.4%
China Mengniu Dairy Co. (Food products)	12,187,000	10,346
Ctrip.com International Ltd.—ADR (Hotels, restaurants and leisure)	211,700	12,226
*Foxconn International (Manufacturing services)	11,418,000	18,642
Fu Ji Food & Catering (Hotels, restaurants and leisure)	4,930,000	8,076
Li Ning Co. Ltd. (Leisure equipment and products)	14,320,000	10,158
Ports Design Limited (Apparel and luxury goods)	4,896,500	5,697

		65,145

India—1.9%
*Bharti Tele-Ventures (Wireless telecommunication services)	1,704,700	13,107
HDFC Bank (Banking)	1,340,400	21,039
Housing Development Finance Corp. (Financial services)	1,012,000	27,153
Infosys Technologies, Ltd. (Consulting and software services)	349,724	23,299

		84,598

Malaysia—0.8%
*Airasia Bhd (Air transport)	28,178,000	11,850
Bumiputra Commerce Holdings Bhd (Banking)	12,485,200	18,833
Transmile Group Bhd (Airport development and maintence)	1,237,300	3,467

		34,150

South Korea—3.7%
Hyundai Motor Co. (Automobiles)	283,490	27,061
*Kookmin Bank (Banking)	501,900	37,956
Korea Investment Holdings Co. Ltd. (Diversified financial services)	348,300	14,632
*NHN Corp. (Internet software and services)	118,200	31,235

Issuer	Shares	Value

Common Stocks—Emerging Asia—10.2%—(continued)
South Korea—(continued)
Samsung Electronics Co. (Semiconductors)	65,290	$42,149
Shinsegae Co. Ltd. (Discount retail)	39,190	17,138

		170,171

Taiwan—2.4%
Hon Hai Precision Industry (Computers)	9,040,150	49,774
*Mediatek Inc. (Semiconductors and equipment)	3,279,500	38,443
Novatek Microelectronics (Semiconductors and equipment)	3,832,847	22,478

		110,695

United Kingdom—9.5%
BG Group plc (Industrial services)	8,956,000	88,552
*Burren Energy plc (Energy)	1,374,137	21,583
*Cairn Energy plc (Petroleum refining)	841,900	27,762
Capita Group plc (Commercial services)	3,553,280	25,457
Carphone Warehouse Group plc (Consumer electronics)	2,538,498	12,089
HBOS plc (Commercial banking)	3,942,700	67,205
*Michael Page International (Personnel services)	3,694,200	17,138
Reckitt Benckiser plc (Household products)	987,000	32,519
Standard Chartered plc (Banking)	1,550,000	34,458
Tesco plc (Food retail)	13,483,100	76,782
Ultra Electronic Holdings plc (Electronic products)	864,200	14,706
VT Group plc (Shipbuilding)	1,733,900	12,626

		430,877

Asia—6.9%
Australia—3.4%
BHP Billiton Ltd. (Diversified resources)	2,769,400	46,155
Billabong International Ltd. (Apparel and luxury goods)	1,315,200	13,989
Macquarie Bank, Ltd. (Financial services)	900,400	44,772
*Sigma Company, Ltd. (Medical distributors)	9,378,397	21,478
Toll Holdings, Ltd. (Trucking)	2,632,900	28,666

		155,060

Hong Kong—2.3%
*China Insurance International (Insurance)	20,893,438	8,869
Esprit Holdings Ltd. (Apparel, footwear and retail)	3,740,500	26,534
Li & Fung Ltd. (Distributions)	17,030,000	32,771
Techtronic Industries Co. (Consumer durables)	14,861,200	35,356

		103,530

Singapore—1.2%
Capitaland, Ltd. (Real estate operation)	19,412,000	40,104
Goodpack Ltd. (Air freight and logistics)	5,561,000	5,698
Osim International Ltd. (Consumer sundries)	10,810,200	10,319

		56,121

See accompanying Notes to Financial Statements.

32 Annual Report	December 31, 2005

International Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—6.1%
Brazil—1.5%
Companhia de Concessoes Rodoviarias (Public thoroughfares)	257,300	$8,149
*Diagnosticos Da America S.A. (Health care services)	436,600	8,128
Gol Linhas Aereas Int S.P—ADR (Air transport)	692,600	19,538
*Natura Cosmeticos S.A. (Cosmetics)	589,200	25,969
*Submarino S.A. (E-commerce)	400,000	7,105

		68,889

Chile—1.5%
Banco Santander SP—ADR (Banking)	403,300	17,987
Cencosud S.A.—ADR 144A (Retail stores)	783,030	23,282
S.A.C.I. Falabella (Department stores)	9,085,600	24,921

		66,190

Columbia—0.4%
Bancolombia S.A.—ADR (Banking)	632,400	18,232

Mexico—2.5%
America Movil S.A. (Communications)	14,460,800	21,171
*Consorcio Ara Sa De Cv (Construction)	2,013,300	8,825
*Corporacion Geo Sa De Cv (Real estate)	6,077,400	21,484
*Desarrolladora Homex S.A.—ADR (Household durables)	437,500	13,423
*Urbi Desarrollos Urbanos S.A. (Household durables)	2,116,800	14,667
Walmart de Mexico (Retail trade)	6,441,600	35,827

		115,397

Panama—0.2%
*Copa Holdings S.A. Class “A” (Airlines)†	278,000	7,589

Emerging Europe, Mid-East, Africa—4.7%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Television)†	110,146	6,378

Egypt—0.5%
Orascom Contruction Industry (Construction)	649,041	24,679

Romania—0.2%
Romanian Development Bank (Commercial banks)	1,518,250	6,638

Russia—0.5%
*Novatek OAO—GDR (Oil, gas drilling and exploration)	719,200	16,067
*Pyaterochka Holdings—GDR (Consumer staples)	590,567	8,534

		24,601

South Africa—2.7%
African Bank Investments (Consumer loans)	1,492,522	5,794
Aspen Pharmacare (Pharmaceuticals)	2,383,200	12,602
Edgars Consolidated Stores (Apparel, footwear and retail)	3,157,630	17,595
*MTN Group Ltd. (Telecommunication services)	2,339,400	23,005

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—4.7%—(continued)
South Africa—(continued)
Naspers Ltd. (Media)	997,500	$17,714
Sasol ASA (Energy)	1,301,900	46,951

		123,661

Turkey—0.6%
*Turkiye Garanti Bankasi A.S. (Banking)	7,578,875	27,318

Canada—4.2%
Canadian National Railway Company (Railroads)	759,400	60,817
*Gildan Activewear, Inc. (Apparel and luxury goods)	368,900	15,860
Manulife Financial Corp. (Life and health insurance)	767,500	45,053
*Research in Motion Ltd. (Wireless telecommunication)	452,300	29,849
Ritchie Brothers Auctioneers, Inc. (Buisness services)†	276,400	11,678
*Rona, Inc. (Building materials)	787,100	14,517
Shoppers Drug Mart Corp. (Retail trade)	356,700	13,489

		191,263

Total Common Stock—95.3% (cost $3,130,698)		4,339,379

Preferred Stock
Brazil—1.4%
Banco Itau Holding (Banking)	1,766,500	42,565
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	1,359,800	21,656

		64,221

Germany—0.3%
Porsche AG (Automobiles)	19,732	14,151

Total Preferred Stock—1.7% (cost $49,612)		78,372

Investment in Affiliate
William Blair Ready Reserves Fund	28,677,624	28,678

Total Investment in Affiliate—0.7% (cost $28,678)		28,678

Short-Term Investments
American Express Demand Note, VRN 4.235% due 1/3/06	$37,499,000	37,499
Prudential Funding Demand Note, VRN 3.930% due 1/3/06	$31,441,000	31,441

Total Short-Term Investments—1.5% (cost $68,940)		68,940

Total Investments—99.2% (cost $3,277,928)		4,515,369
Cash and other assets, less liabilities—0.8%		35,708

Net assets—100.0%		$4,551,077

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 33

International Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2005 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	25.8%
Consumer Discretionary	22.2%
Information Technology	13.2%
Industrials and Services	11.9%
Healthcare	9.8%
Energy	7.0%
Consumer Staples	5.5%
Materials	2.0%
Telecommunication Services	1.6%
Utilities	1.0%

100.0%

At December 31, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	24.7%
Japanese Yen	22.7%
British Pound Sterling	9.8%
Swiss Franc	6.2%
United States Dollar	4.2%
Canadian Dollar	4.1%
South Korean Won	3.9%
Hong Kong Dollar	3.5%
Australian Dollar	3.5%
South African Rand	2.8%
Brazilian Real	2.6%
Taiwan Dollar	2.5%
Mexico Nuevo Peso	2.3%
Indian Rupee	1.9%
Singapore Dollar	1.3%
All other currencies	4.0%

100.0%

See accompanying Notes to Financial Statements.

34 Annual Report	December 31, 2005

W. George Greig

INTERNATIONAL EQUITY FUND

The International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform during the last year? How did the Fund’s performance compare to its benchmark?

The International Equity Fund posted a 13.50% increase (Class N Shares) for the 12 months ended December 31, 2005. By comparison, the Fund’s benchmark, the MSCI All Country World Free except US Index, rose 17.11%.

What factors were behind the Fund’s performance versus the benchmark?

While the Fund significantly outperformed the broad and growth index benchmarks during the fourth quarter, it lagged the broad benchmark during the six month period ended December 31, 2005, due to third quarter results. The Fund’s quality growth discipline, which manifested itself in the overweighted allocation in Information Technology and Consumer sectors at the expense of Materials and Energy during the third quarter, hampered results. Somewhat mitigating this performance was strong stock selection across sectors and regions during the fourth quarter, coupled with positive results from emerging markets exposure.

What were the most significant factors impacting international markets during 2005?

During the first six months of 2005 the international equity markets were largely flat; however, during the last half of the year the equity markets sharply appreciated (and as evidenced by the annual 17.11% MSCI All Country World Free except US Index return). International equities significantly outpaced US equities as measured by the Standard & Poor’s 500 Index, which rose 4.91% year to date. This increase was despite US dollar appreciation versus most foreign currencies, which reduced returns to US investors. The MSCI EAFE Index rose 29.54% in local terms, which translated into 14.02% to US dollar investors, as the US dollar appreciated an average 13% relative to EAFE (Europe and Australasia, Far East Equity) country currencies.

Positive second half international equity market performance was driven by strong results across sectors, capitalizations and regions. With its improving macroeconomic backdrop and positive consumer sentiment, Japan was one of the strongest developed regions year to date, up 25.63% in US dollar terms, only lagging behind Canada, which returned nearly 29%. Emerging markets were the strongest part of the international markets overall, returning 34.54% as measured by the MSCI Emerging Markets Index, while developed small capitalization stocks rose 25.48%. Both areas outperformed larger capitalization developed stocks, as measured by the EAFE Index.

What is your outlook for the international markets?

After a third consecutive year of strong equity returns worldwide, markets have for the most part erased the losses of the 2000-2002 bear market. As the new year begins, many national and regional indices (with the obvious exceptions of Nasdaq and the Japanese market benchmarks) are at or approaching historic highs. Even in the US, where index returns were modest, a majority of individual stocks offered better performance.

December 31, 2005	William Blair Funds 35

Prices have been propelled higher by strong fundamentals: exceptional earnings growth and a surprisingly stable inflation and long term interest rate environment. The only two elements of cyclical risk in the global economic picture have been Fed tightening and rising energy costs, and up to now, neither of them has had a significant impact on growth. Relative economic stability has enabled strong corporate performance to act as the key driver of share price gains over the course of the last several years. Accordingly, if the structural framework of the global economy remains in equilibrium, and corporate growth and profitability continue to meet or exceed expectations, the market environment will remain conducive to solid equity returns.

The principal risks in the macro picture are well known, and mostly focused on the US: household sector leverage and inadequate savings; consumer vulnerability to weakness in home prices; interest rate and exchange rate risks associated with the US current account deficit; the potential for a central bank policy error (such as overreacting to transitory inflation signs); a ‘superspike’ in oil and gas prices beyond what has already taken place; and/or exogenous variables such as avian flu, terrorist disruptions, or natural disasters.

Since none of these issues are new, the only way they could have a dramatic impact on the market risk profile would be if one of them suddenly had a delayed or cumulative effect, or if two or more of them combined in some unforeseen way. These possibilities cannot be conclusively ruled out, but at the same time, the resilience of the financial and economic infrastructure-perhaps a byproduct of increasing global integration-has been impressive over the last decade.

The other key variable in the outlook is corporate profitability and growth, where we have seen continued strength in the US and dramatic improvement in Japan, Europe, and in many developing markets. This aspect of the market environment shows no sign of deteriorating or even slackening the pace of improvement. Corporate management continues to focus on improving supply chain management, capital and labor productivity, cost control, and marketing. Returns on capital are now well above the cost of capital in every principal region of the world; and while there are concerns that ‘excessive’ profitability is a risk factor in itself, there is no signal apparent of either complacency or irrational competitive behavior undermining corporate performance on a wide scale.

Even in a benign economic and earnings scenario, of course, there is no guarantee of supernormal returns or a continuation of the trends of 2003-05. There is a reasonable (although not conclusive) case that cyclical growth may slow in the US and China in 2006, and profit growth may be restrained as a result. In addition, growth in the energy and financial sectors may be held back by price declines and yield curve flattening, respectively. On the other hand, Japan and more recently Europe seem to be benefiting from the effects of a strong external environment and solid corporate profitability, and could continue to mount moderate but self-sustaining recoveries. On a global basis, there is probably not much reason to anticipate significantly lower earnings growth in 2006, but some deceleration seems likely.

In the context of the current profit and interest rate picture, current valuations should not present a significant issue for potential returns, and even areas that have seen relatively strong recent performance, such as small caps and Japan, are not so extended as to be unusually risky on valuation grounds alone.

Emerging markets continue to be a special case, influenced by long term changes outside of the business cycle. Whereas previous cycles were dominated by unstable investment flows and highly volatile production and trade patterns, virtually all of the developing world is now seeing new dynamics of high savings, credit development, job creation and household spending growth, as well as more responsible and transparent corporate behavior. These factors are reducing financial risk at the same time they create new avenues of growth in emerging economies, and have been instrumental in driving exceptional returns in this asset class since 1999.

36 Annual Report	December 31, 2005

On balance, we see a reasonable balance between risk and opportunity for the year ahead, particularly as international markets continue to be led by the ongoing trend toward better corporate performance and governance. At the margins of any set of expectations, of course, are the ‘unknown unknowns’. Volatility has been relatively low for some time, and global markets have not faced any major discontinuities for several years. Any investment strategy predicated on anticipation of normal growth and risk parameters has to be adaptable to evolving change, and adaptability built into portfolio structure from the bottom up is probably the most consistent method for refining strategy.

December 31, 2005	William Blair Funds 37

International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	Since Inception(a)
International Equity Fund Class N	13.50%	16.85%
International Equity Fund Class I	13.81	17.30
MSCI All Country World Free Ex-US	17.11	25.10
Lipper International Index	15.67	—
(a)	For the period from May 24, 2004 to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the International Growth Fund in terms of investment approach.

The Lipper International Index is a composite of international growth mutual funds.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

38 Annual Report	December 31, 2005

International Equity Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—36.8%
Austria—1.8%
Erste Bank (Banking)	28,200	$1,566
*Raiffeisen International Bank (Banking)	24,100	1,575

		3,141

France—8.5%
BNP Paribas (Banking)	29,500	2,380
Dassault Systems S.A. (Computer aided design)	17,700	997
Essilor International (Health care supplies)	17,600	1,418
Eurazeo (Diversified financial services)	8,300	865
Hermes International SCA (Apparel and luxury goods)	7,500	1,870
Iliad S.A. (Internet software and services)	6,600	408
Sanofi-Aventis (Pharmaceuticals)	47,100	4,119
Technip-Coflexip S.A. (Construction)	23,300	1,407
Vinci S.A. (Construction)	19,400	1,669

		15,133

Germany—7.6%
Bijou Brigitte (Fashion jewelry accessories)	1,900	512
Celesio AG (Pharmaceuticals)	21,200	1,821
Continental AG (Diversified manufacturing)	36,050	3,193
E.ON AG (Energy)	27,200	2,807
*Qiagen, Inc. (Health care)	53,800	630
SAP AG (Software)	25,600	4,607

		13,570

Greece—1.6%
Coca-Cola Hellenic Bottling S.A. (Beverages)	38,100	1,119
EFG Eurobank (Banking)	27,400	864
National Bank of Greece (Banking)	23,100	982

		2,965

Ireland—2.0%
Anglo Irish Bank plc (Finance)	113,600	1,715
*Ryanair-ADR (Air transport)	32,300	1,808

		3,523

Italy—2.0%
Luxottica Group SpA (Apparel and luxury goods)	97,300	2,469
Saipem SpA (Energy equipment and services)	70,500	1,156

		3,625

Netherlands—0.4%
*Tomtom NV (Computer software)	21,900	751

Norway—1.4%
Statoil ASA (Oil and gas)	109,600	2,513

Spain—1.9%
Grupo Ferrovial S.A. (Industrial services)	13,100	908
*Industria De Textile (Retail trade)	76,400	2,493

		3,401

Sweden—0.5%
*Capio AB (Health care)	21,300	379
*Modern Times Group (Television)	10,800	451

		830

Issuer	Shares	Value

Common Stocks—Europe—36.8%—(continued)
Switzerland—9.1%
*Actelion Ltd. (Biotechnology)	2,200	$182
*EFG International (Commercial banking)	24,300	647
Nobel Biocare Holding AG (Medical equipment and supplies)	3,840	844
Phonak Holdings AG (Hearing technology)	11,400	491
Roche Holdings AG (Health care)	35,200	5,272
SGS S.A. (Industrials)	1,450	1,221
Synthes, Inc. (Health care)	28,500	3,204
UBS AG (Banking)	44,800	4,254

		16,115

Japan—21.7%
Aeon Credit Service Co., Ltd. (Consumer finance)	7,800	738
Aeon Mall Co., Ltd. (Real estate)	20,600	1,003
*Askul Corporation (Retail trade)	8,000	248
*Chiyoda Corporation (Construction )	44,000	1,008
Chugai Pharmaceutical Company (Pharamceuticals)	99,400	2,138
Denso Corporation (Auto parts manufacturing)	119,200	4,125
Hoya Corporation (Electronic technology)	71,300	2,562
*K.K. Davinci Advisors (Consulting services)	66	496
*Kenedix, Inc. (Investment management services)	79	498
Keyence Corporation (Electronic technology)	11,100	3,155
Komeri Co., Ltd. (Specialty retail)	16,900	724
MISUMI Group, Inc. (Metal production)	11,500	500
Mitsubishi Tokyo Financial (Financial services)	377	5,131
Neomax Co., Ltd. (Electronic equipment and instruments)	16,000	526
Nidec Corporation (Electronic technology)	25,000	2,126
Nitto Denko Corporation (Electronic technology)	19,500	1,519
Orix Corporation (Consumer finance)	17,400	4,427
Point Inc. Ltd. (Apparel and footwear retail)	7,600	635
Ryohin Keikaku Co. Ltd. (Retail stores)	10,800	944
Sharp Corporation (Electronics)	184,400	2,804
Shimamura Company Ltd. (Retail stores)	6,300	870
Sundrug Co., Ltd. (Drug stores)	6,000	329
Yamada Denki Co., Ltd. (Retail trade)	16,000	1,999

		38,505

United Kingdom—11.0%
BG Group plc (Industrial services)	514,600	5,088
*Cairn Energy plc (Petroleum refining)	24,700	815
Capita Group plc (Commercial services)	222,600	1,595
Carphone Warehouse Group plc (Consumer electronics)	97,000	462
HBOS plc (Commercial banking)	202,700	3,455
Reckitt Benckiser plc (Household products)	65,500	2,158
Standard Chartered plc (Banking)	120,000	2,668
Tesco plc (Food retailer)	590,800	3,364

		19,605

Emerging Asia—8.6%
China—0.6%
*Foxconn International (Manufacturing services)	625,000	1,020

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 39

International Equity Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.6%—(continued)
India—2.2%
*Bharti Tele-Ventures (Wireless telecommunication services)	131,873	$1,014
HDFC Bank (Banking)	66,300	1,041
Housing Development Finance Corp. (Financial services)	34,000	912
Infosys Technologies Ltd. (Consulting and software services)	15,100	1,006

		3,973

Malaysia—0.3%
Bumiputra Commerce Holdings Bhd (Banking)	407,700	615

South Korea—2.9%
Hyundai Motor Company (Automobiles)	15,900	1,518
*Kookmin Bank (Banking)	18,450	1,395
Samsung Electronics Co. (Semiconductors)	3,400	2,195

		5,108

Taiwan—2.6%
Hon Hai Precision Industry Corp. (Computers)	523,931	2,885
*Mediatek, Inc. (Electronic technology)	151,200	1,772

		4,657

Asia—6.1%
Australia—2.8%
BHP Billiton Ltd. (Diversified resources)	105,800	1,763
Macquarie Bank Ltd. (Financial services)	34,400	1,711
*Sigma Company, Ltd. (Medical distributors)	153,007	350
Toll Holdings Ltd. (Trucking)	109,800	1,196

		5,020

Hong Kong—2.5%
Esprit Holdings Ltd. (Apparel, footwear and retail)	226,500	1,607
Li & Fung Ltd. (Distributions)	612,000	1,178
Techtronic Industries Co. (Consumer durables)	682,800	1,624

		4,409

Singapore—0.8%
Capitaland, Ltd. (Real estate operations)	660,000	1,364

Canada—5.2%
Canadian National Railway Co. (Railroads)	49,500	3,964
Manulife Financial Corporation (Life and health insurance)	46,800	2,747
*Research in Motion Ltd. (Wireless telecommunication)	26,200	1,729
Shoppers Drug Mart Corporation (Retail trade)	20,600	779

		9,219

Emerging Latin America—2.8%
Brazil— 0.5%
Companhia de Concessoes Rodoviarias (Public thoroughfares)	8,300	263
*Natura Cosmeticos S.A. (Cosmetics)	12,700	560

		823

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—2.8%—(continued)
Columbia—0.4%
Bancolumbia S.A.—ADR (Banking)	22,000	$634

Mexico—1.9%
America Movil S.A. (Communications)	730,100	1,069
Walmart de Mexico (Retail trade)	402,900	2,241

		3,310

Emerging Europe, Mid-East, Africa—1.6%
South Africa—1.6%
Naspers Ltd. (Media)	38,000	675
Sasol ASA (Energy)	58,999	2,128

		2,803

Total Common Stock—93.8% (cost $149,823)		166,632

Preferred Stocks
Brazil—1.5%
Banco Itau S.A. (Banking)	78,300	1,887
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	50,400	802

		2,689

Germany—0.3%
Porsche AG (Automobiles)	790	567

Total Preferred Stocks—1.8% (cost $2,871)		3,256

Investment in Affiliate
William Blair Ready Reserves Fund	1,560,119	1,560

Total Investment in Affiliate—0.9% (cost $1,560)		1,560

Short-Term Investments
American Express Demand Note, VRN, 4.235%, due 1/03/06	$4,875,000	4,875
Prudential Funding Demand Note, VRN, 3.930%, due 1/03/06	$2,480,000	2,480

Total Short-Term Investments—4.1% (cost $7,355)		7,355

Total Investments—100.6% (cost $161,609)		178,803
Liabilities plus cash and other assets—(0.6%)		(1,093)

Net assets—100.0%		$177,710

* Non-income producing securities

ADR = American Depository Receipt

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

40 Annual Report	December 31, 2005

International Equity Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2005 the Fund’s Portfolio of Investments includes the following industry categories:

Financials	26.8%
Consumer Discretionary	19.5%
Information Technology	14.9%
Healthcare	12.3%
Industrials and Services	8.3%
Energy	8.2%
Consumer Staples	4.9%
Materials	1.9%
Utilities	1.7%
Telecommunication Services	1.5%

100.0%

At December 31, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	26.4%
Japanese Yen	22.7%
British Pound Sterling	11.5%
Swiss Franc	9.5%
Canadian Dollar	5.4%
Hong Kong Dollar	3.2%
South Korean Won	3.0%
Australian Dollar	2.9%
Taiwan Dollar	2.7%
Indian Rupee	2.3%
Brazilian Real	2.1%
Mexico Nuevo Peso	2.0%
South African Rand	1.7%
Norwegian Krone	1.5%
United States Dollar	1.4%
Singapore Dollar	0.8%
Swedish Krona	0.5%
Malaysian Ringgit	0.4%

100.0%

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 41

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

I am pleased to have the International Small Cap Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

I am enthusiastic about the opportunities available to me as the manager of the International Small Cap Growth Fund. The International Small Cap Growth Fund will invest in companies with market capitalizations of $5 billion or less, and will seek stocks of companies that historically have had and are expected to maintain superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. In managing the Fund I will focus on companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund commenced operations on November 1, 2005. Through the period ending December 31, 2005, the Fund posted a gain of 11.60% (Class N Shares), ahead of the 10.68% return of the Fund’s benchmark, the MSCI World Small Cap ex-U.S. Index, for this short time period.

What factors were behind the Fund’s performance versus the benchmark?

The International Small Cap Growth Fund’s “since inception” performance was driven by strong stock selection in emerging markets and Japanese small capitalization stocks. In particular, the Fund’s allocation to and stock selection in Japanese specialty retailers added value, as did the Fund’s focus on Japanese small cap financials. From a sector perspective, the Fund’s stock selection in Consumer Discretionary, Financials, Industrials and Information Technology augmented relative results.

What is your outlook for the international markets?

After a third consecutive year of strong equity returns worldwide, markets have for the most part erased the losses of the 2000-2002 bear market. As the new year begins, many national and regional indices (with the obvious exceptions of Nasdaq and the Japanese market benchmarks) are at or approaching historic highs. Even in the US, where index returns were modest, a majority of individual stocks offered better performance.

Prices have been propelled higher by strong fundamentals: exceptional earnings growth and a surprisingly stable inflation and long term interest rate environment. The only two elements of cyclical risk in the global economic picture have been Fed tightening and rising energy costs, and up to now, neither of them has had a significant impact on growth. Relative economic stability has enabled strong corporate performance to act as the key driver of share price gains over the course of the last several years. Accordingly, if the structural framework

42 Annual Report	December 31, 2005

of the global economy remains in equilibrium, and corporate growth and profitability continue to meet or exceed expectations, the market environment will remain conducive to solid equity returns.

The principal risks in the macro picture are well known, and mostly focused on the US: household sector leverage and inadequate savings; consumer vulnerability to weakness in home prices; interest rate and exchange rate risks associated with the US current account deficit; the potential for a central bank policy error (such as overreacting to transitory inflation signs); a ‘superspike’ in oil and gas prices beyond what has already taken place; and/or exogenous variables such as avian flu, terrorist disruptions, or natural disasters.

Since none of these issues are new, the only way they could have a dramatic impact on the market risk profile would be if one of them suddenly had a delayed or cumulative effect, or if two or more of them combined in some unforeseen way. These possibilities cannot be conclusively ruled out, but at the same time, the resilience of the financial and economic infrastructure—perhaps a byproduct of increasing global integration—has been impressive over the last decade.

The other key variable in the outlook is corporate profitability and growth, where we have seen continued strength in the US and dramatic improvement in Japan, Europe, and in many developing markets. This aspect of the market environment shows no sign of deteriorating or even slackening the pace of improvement. Corporate management continues to focus on improving supply chain management, capital and labor productivity, cost control, and marketing. Returns on capital are now well above the cost of capital in every principal region of the world; and while there are concerns that ‘excessive’ profitability is a risk factor in itself, there is no signal apparent of either complacency or irrational competitive behavior undermining corporate performance on a wide scale.

Even in a benign economic and earnings scenario, of course, there is no guarantee of supernormal returns or a continuation of the trends of 2003-05. There is a reasonable (although not conclusive) case that cyclical growth may slow in the US and China in 2006, and profit growth may be restrained as a result. In addition, growth in the energy and financial sectors may be held back by price declines and yield curve flattening, respectively. On the other hand, Japan and more recently Europe seem to be benefiting from the effects of a strong external environment and solid corporate profitability, and could continue to mount moderate but self-sustaining recoveries. On a global basis, there is probably not much reason to anticipate significantly lower earnings growth in 2006, but some deceleration seems likely.

In the context of the current profit and interest rate picture, current valuations should not present a significant issue for potential returns, and even areas that have seen relatively strong recent performance, such as small caps and Japan, are not so extended as to be unusually risky on valuation grounds alone.

Emerging markets continue to be a special case, influenced by long term changes outside of the business cycle. Whereas previous cycles were dominated by unstable investment flows and highly volatile production and trade patterns, virtually all of the developing world is now seeing new dynamics of high savings, credit development, job creation and household spending growth, as well as more responsible and transparent corporate behavior. These factors are reducing financial risk at the same time they create new avenues of growth in emerging economies, and have been instrumental in driving exceptional returns in this asset class since 1999.

On balance, we see a reasonable balance between risk and opportunity for the year ahead, particularly as international markets continue to be led by the ongoing trend toward better corporate performance and governance. At the margins of any set of expectations, of course, are the ‘unknown unknowns’. Volatility has been relatively low for some time, and global markets have not faced any major discontinuities for several years. Any investment strategy predicated on anticipation of normal growth and risk parameters has to be adaptable to evolving change, and adaptability built into portfolio structure from the bottom up is probably the most consistent method for refining strategy.

December 31, 2005	William Blair Funds 43

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

Since Inception(a)
International Small Cap Growth Fund Class N	11.60%
International Small Cap Growth Fund Class I	11.60
MSCI World Ex-US Small Cap Index	10.68
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-US Small Cap Index is an unmanaged index that is designated to measure equity performance of small cap stocks in developed and emerging markets.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

44 Annual Report	December 31, 2005

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—30.0%
France—7.0%
April Group S.A. (Insurance brokers)	18,600	$767
Iliad S.A. (Internet software and services)	12,050	745
Klepierre (Real estate)	5,450	511
*Nexity (Real estate management)	9,850	500
*Orpea (Hospital and nursing management)	4,600	252
Zodiac S.A. (Aerospace and defense)	12,000	769

		3,544

Germany—9.0%
Bijou Brigitte (Fashion jewelry accessories)	2,400	647
*CTS Eventim (Leisure & recreation products)	20,700	503
Did Deutscher Industrie Svc (Commercial services)	8,500	496
GFK AG (Commercial services)	10,900	364
*Q-Cells AG (Alternative energy sources)	8,100	472
*Qiagen NV (Biomedical)	50,900	596
Rational AG (Business equipment)	3,900	518
Solarworld AG (Alternative energy sources)	3,550	475
Stada Arzneimittel AG (Pharmaceuticals)	15,000	489

		4,560

Greece—1.0%
Bank of Piraeus (Banking)	23,300	497

Ireland—1.7%
Kingspan Group plc (Construction)	38,600	484
United Drug plc (Pharmaceuticals)	86,500	374

		858

Italy—3.9%
Amplifon SpA (Retail)	7,480	505
Credito Emiliano SpA (Banking)	44,400	495
Pirelli & C Real Estate SpA (Real estate development)	4,500	246
Tod’s SpA (Footwear apparel)	11,200	755

		2,000

Luxembourg—0.5%
*Transcom Worldwide S.A. (E-services and consulting)	28,700	237

Netherlands—0.9%
*Tomtom NV (Computer software)	14,000	480

Sweden—4.1%
*Capio AB (Health care)	41,400	737
Clas Ohlson AB (Retail)	17,100	324
HIQ International AB (Computer services)	41,600	226
*Modern Times Group (Television)	12,100	505
*Tradedoubler AB (E-services and consulting)	14,000	271

		2,063

Switzerland—1.9%
*Actelion Ltd. (Biotechnology)	970	80
*EFG International (Banking)	9,250	246
Phonak Holdings AG (Hearing technology)	14,600	629

		955

Issuer	Shares	Value

Common Stocks—Japan—27.2%
Aeon Credit Service Co., Ltd. (Consumer finance)	8,500	$804
Aeon Mall Co., Ltd. (Real estate)	21,400	1,043
Arrk Corporation (Miscellaneous manufacturer)	7,400	544
*Askul Corporation (Retail trade)	1,900	59
*Chiyoda Corp. (Construction)	32,000	733
Honeys Company, Ltd. (Luxury goods)	9,000	733
ITO EN, Ltd. (Beverages)	8,300	498
*K.K. Davinci Advisors (Consulting services)	32	240
*Kenedix, Inc. (Investment management services)	39	246
Komeri Co. (Specialty retail)	12,000	514
MISUMI Group, Inc. (Metal production)	16,800	730
Nakanishi Inc. (Medical specialties)	4,300	482
Neomax Co., Ltd. (Electronic equipment and instruments)	23,000	757
Nitori Company Ltd. (Specialty stores)	5,800	540
Park 24 Co., Ltd. (Commercial services)	17,000	607
Point Inc. Ltd. (Apparel and footwear retail)	9,500	793
Ryohin Keikaku Co. Ltd. (Retail stores)	9,700	848
Shimamura Company Ltd. (Retail stores)	5,700	787
Sparx Asset Management Co. (Financial)	188	550
Sundrug Co., Ltd. (Drug stores)	13,600	745
Suruga Bank (Banking)	56,000	703
United Arrows, Ltd. (Specialty retail)	12,200	774

		13,730

United Kingdom—10.3%
Accident Exchange Group plc (Auto rental)	34,200	242
*Burren Energy plc (Energy)	46,600	732
*Cairn Energy plc (Petroleum refining)	22,500	742
Capita Group plc (Commercial services)	105,100	753
Carphone Warehouse Group plc (Consumer electronics)	109,000	519
*Michael Page International (Personnel services)	106,200	493
Tullow Oil plc (Oil, gas drilling and exploration)	158,100	735
Ultra Electronic Holdings plc (Electronic products)	29,000	493
VT Group plc (Shipbuilding)	67,500	491

		5,200

Emerging Asia—8.0%
China—3.1%
Ctrip.com International Ltd.—ADR (Hotels, restaurants and leisure)	4,100	237
*Focus Media Holdings—ADR (Advertising sales)	7,500	253
Li Ning Co. Ltd. (Leisure equipment and products)	326,873	232
Ports Design Limited (Apparel and luxury goods)	207,500	241
*Suntech Power Holdings Co. Ltd—ADR (Alternative energy sources)	22,900	624

		1,587

India—1.0%
HDFC Bank—ADR (Banking)	9,500	483

Malaysia—0.9%
*Airasia Bhd (Air transport)	552,900	233
Transmile Group Bhd (Airport development and maintenance)	78,500	220

		453

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 45

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.0%—(continued)
South Korea—1.6%
Hana Tour Service Inc. (Travel services)	6,300	$299
*NHN Corporation (Internet software and services)	1,900	502

		801

Taiwan—1.4%
Novatek Microelectronics (Semiconductors and equipment)	123,000	721

Emerging Latin America—6.3%
Brazil—3.3%
*Diagnosticos Da America S.A. (Health care services)	25,100	467
Gol Linhas Aereas Int S.P.—ADR (Air transport)	17,300	488
*Natura Cosmeticos S.A. (Cosmetics)	10,500	463
*Submarino S.A.(E-commerce)	14,600	259

		1,677

Chile—1.0%
Cencosud S.A.—ADR 144A (Retail stores)	16,500	491

Mexico—1.5%
*Urbi Desarrollos Urbanos S.A. (Household durables)	105,800	733

Panama—0.5%
*Copa Holdings S.A. Class “A” (Airlines)†	9,900	270

Asia—6.0%
Australia—2.6%
Billabong International Ltd. (Apparel and luxury goods)	24,400	260
*Sigma Company, Ltd. (Medical distributors)	231,972	531
Toll Holdings, Ltd. (Trucking)	46,500	506

		1,297

Hong Kong—1.4%
Techtronic Industries Co. (Consumer durables)	304,500	725

New Zeland—0.5%
*Pumpkin Patch, Ltd. (Retail apparel)	110,500	254

Singapore—1.5%
Goodpack Ltd. (Air freight and logistics)	322,000	330
Osim International Ltd. (Consumer sundries)	235,000	224
Raffles Education Corp. Ltd. (Schools)	199,800	202

		756

Emerging Europe, Mid-East, Africa—4.6%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Television)†	1,700	98

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—4.6%—(continued)
Egypt—1.1%
Orascom Construction Industry (Construction)	14,200	$540

Russia—0.4%
*Pyaterochka Holdings—GDR (Consumer staples)	14,800	214

South Africa—2.9%
African Bank Investments (Consumer loans)	193,700	752
Aspen Pharmacare (Pharmaceuticals)	94,500	500
Edgars Consolidated Stores (Apparel, footwear and retail)	40,900	228

		1,480

Canada—2.0%
*FirstService Corp. (Diversified commercial services)†	10,000	257
*Gildan Activewear, Inc. (Apparel and luxury goods)	5,800	249
Ritchie Brothers Auctioneers, Inc. (Buisness services)†	5,900	249
*Rona, Inc. (Building materials)	13,600	251

		1,006

Total Common Stock—94.4% (cost $43,429)		47,711

Investment in Affiliate
William Blair Ready Reserves Fund	410,264	410

Total Investment in Affiliate—0.8% (cost $410)		410

Short-Term Investments
American Express Demand Note, VRN 4.235 % due 1/3/06	$1,416,000	1,416
Prudential Funding Demand Note, VRN 3.930% due 1/3/06	$1,915,000	1,915

Total Short-Term Investments—6.6% (cost $3,331)		3,331

Total Investments—101.8% (cost $47,170)		51,452
Liabilities plus cash and other assets—(1.8)%		(918)

Net assets—100.0%		$50,534

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

See accompanying Notes to Financial Statements.

46 Annual Report	December 31, 2005

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2005 the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	30.2%
Industrials and Services	26.3%
Financials	15.2%
Healthcare	9.5%
Information Technology	6.7%
Energy	5.9%
Consumer Staples	4.0%
Telecommunication Services	1.5%
Materials	0.7%

100.0%

At December 31, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Japanese Yen	28.8%
Euro	25.0%
British Pound Sterling	10.9%
United States Dollar	7.7%
Swedish Krona	4.8%
South African Rand	3.1%
Australian Dollar	2.7%
Hong Kong Dollar	2.5%
Brazilian Real	2.5%
Swiss Franc	2.0%
South Korean Won	1.7%
Singapore Dollar	1.6%
Mexican Nuevo Peso	1.5%
Taiwan Dollar	1.5%
Egyptian Pound	1.1%
Canadian Dollar	1.1%
All other currencies	1.5%

100.0%

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 47

W. George Greig

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund commenced operations on June 6, 2005. Through the period ending December 31, 2005, the Fund posted a gain of 42.52%, ahead of the 29.26% return of the Fund’s benchmark, the MSCI Emerging Markets Free Index.

What were the most significant factors impacting international markets during 2005?

During the first six months of 2005 the international equity markets were largely flat; however, during the last half of the year the equity markets sharply appreciated (and as evidenced by the annual 17.11% MSCI All Country World (Free) except US Index return). International equities significantly outpaced the US as measured by the Standard & Poor’s 500 Index, which rose 4.91% year to date. This increase was despite US dollar appreciation versus most foreign currencies, which reduced returns to US investors. The MSCI EAFE Index rose 29.54% in local terms, which translated into 14.02% to US dollar investors, as the US dollar appreciated an average 13% relative to EAFE (Europe and Australasia, Far East Equity) country currencies.

Positive second half international equity market performance was driven by strong results across sectors, capitalizations and regions. Emerging markets were the strongest part of the international markets overall, returning 34.54% as measured by the MSCI Emerging Markets Index. Within emerging markets, Latin America was the strongest region, returning 50.42%, while the Emerging Europe and Africa region was up nearly 39%, and Emerging Asia returned 27.50%.

What factors were behind the Fund’s performance versus the benchmark?

The Emerging Markets Growth Fund’s “since inception” performance was augmented by strong stock selection in Emerging Asia and Latin America, coupled with regional positioning. Within Emerging Asia, Consumer Discretionary, Information Technology, and Telecommunication Services holdings in particular performed well while Latin American Telecommunication Services and Industrials holdings were the strongest performers. Stock selection across most sectors contributed to the Fund’s outperformance during the period with the largest value added in Industrials, Information Technology, Consumer Discretionary and Telecommunication Services.

What is your outlook for the international markets?

After a third consecutive year of strong equity returns worldwide, markets have for the most part erased the losses of the 2000-2002 bear market. As the new year begins, many national and regional indices (with the obvious exceptions of Nasdaq and the Japanese market benchmarks) are at or approaching historic highs. Even in the US, where index returns were modest, a majority of individual stocks offered better performance.

48 Annual Report	December 31, 2005

Prices have been propelled higher by strong fundamentals: exceptional earnings growth and a surprisingly stable inflation and long term interest rate environment. The only two elements of cyclical risk in the global economic picture have been Fed tightening and rising energy costs, and up to now, neither of them has had a significant impact on growth. Relative economic stability has enabled strong corporate performance to act as the key driver of share price gains over the course of the last several years. Accordingly, if the structural framework of the global economy remains in equilibrium, and corporate growth and profitability continue to meet or exceed expectations, the market environment will remain conducive to solid equity returns.

The principal risks in the macro picture are well known, and mostly focused on the US: household sector leverage and inadequate savings; consumer vulnerability to weakness in home prices; interest rate and exchange rate risks associated with the US current account deficit; the potential for a central bank policy error (such as overreacting to transitory inflation signs); a ‘superspike’ in oil and gas prices beyond what has already taken place; and/or exogenous variables such as avian flu, terrorist disruptions, or natural disasters.

Since none of these issues are new, the only way they could have a dramatic impact on the market risk profile would be if one of them suddenly had a delayed or cumulative effect, or if two or more of them combined in some unforeseen way. These possibilities cannot be conclusively ruled out, but at the same time, the resilience of the financial and economic infrastructure—perhaps a byproduct of increasing global integration—has been impressive over the last decade.

The other key variable in the outlook is corporate profitability and growth, where we have seen continued strength in the US and dramatic improvement in Japan, Europe, and in many developing markets. This aspect of the market environment shows no sign of deteriorating or even slackening the pace of improvement. Corporate management continues to focus on improving supply chain management, capital and labor productivity, cost control, and marketing. Returns on capital are now well above the cost of capital in every principal region of the world; and while there are concerns that ‘excessive’ profitability is a risk factor in itself, there is no signal apparent of either complacency or irrational competitive behavior undermining corporate performance on a wide scale.

Even in a benign economic and earnings scenario, of course, there is no guarantee of supernormal returns or a continuation of the trends of 2003-05. There is a reasonable (although not conclusive) case that cyclical growth may slow in the US and China in 2006, and profit growth may be restrained as a result. In addition, growth in the energy and financial sectors may be held back by price declines and yield curve flattening, respectively. On the other hand, Japan and more recently Europe seem to be benefiting from the effects of a strong external environment and solid corporate profitability, and could continue to mount moderate but self-sustaining recoveries. On a global basis, there is probably not much reason to anticipate significantly lower earnings growth in 2006, but some deceleration seems likely.

In the context of the current profit and interest rate picture, current valuations should not present a significant issue for potential returns, and even areas that have seen relatively strong recent performance, such as small caps and Japan, are not so extended as to be unusually risky on valuation grounds alone.

Emerging markets continue to be a special case, influenced by long term changes outside of the business cycle. Whereas previous cycles were dominated by unstable investment flows and highly volatile production and trade patterns, virtually all of the developing world is now seeing new dynamics of high savings, credit development, job creation and household spending growth, as well as more responsible and transparent corporate behavior. These factors are reducing financial risk at the same time they create new avenues of growth in emerging economies, and have been instrumental in driving exceptional returns in this asset class since 1999.

December 31, 2005	William Blair Funds 49

On balance, we see a reasonable balance between risk and opportunity for the year ahead, particularly as international markets continue to be led by the ongoing trend toward better corporate performance and governance. At the margins of any set of expectations, of course, are the ‘unknown unknowns’. Volatility has been relatively low for some time, and global markets have not faced any major discontinuities for several years. Any investment strategy predicated on anticipation of normal growth and risk parameters has to be adaptable to evolving change, and adaptability built into portfolio structure from the bottom up is probably the most consistent method for refining strategy.

50 Annual Report	December 31, 2005

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

Since Inception(a)
Emerging Markets Growth Fund Class N	42.52%
Emerging Markets Growth Fund Class I	42.72
MSCI Emerging Markets Free Index	29.26
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company L.L.C. without a sales load or distribution (12b-1) fees. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an index that is designated to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2005	William Blair Funds 51

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—44.0%
China—7.5%
China Mungniu Dairy Co. Ltd. (Food products)	2,834,000	$2,406
Ctrip.com International Ltd.—ADR (Hotels, restaurants, and leisure)	19,300	1,115
*Focus Media Holding Ltd.—ADR (Advertising sales)	31,000	1,047
*Foxconn International (Manufacturing services)	2,701,000	4,410
Fu Ji Food and Catering Services Holdings Ltd (Hotels, restaurants, and leisure)	782,000	1,281
Li Ning Co. Ltd (Leisure equipment and products)	1,640,000	1,163
*Parkson Retail Group Ltd. (Retail stores)	768,900	1,388
Ports Design Ltd. (Apparel and luxury goods)	1,075,000	1,251
*Suntech Power Holdings Co. Ltd—ADR (Alternate energy sources)	172,600	4,703

		18,764

India—10.6%
*Bharti Tele-Ventures (Wireless telecommunication services)	920,700	7,079
HDFC Bank (Banking)	302,300	4,745
*Housing Development Finance Corp. (Financial services)	177,900	4,773
Infosys Technologies, Ltd. (Consulting and software services)	146,800	9,780

		26,377

Malaysia—3.8%
*Airasia Bhd (Air transport)	5,449,000	2,291
Bumiputra Commerce Holding Bhd (Banking)	3,347,800	5,050
Transmile Group Bhd (Airport development and maintenance)	765,400	2,145

		9,486

South Korea—13.8%
Hana Tour Service (Travel service)	64,700	3,068
Hyundai Motor Co. Ltd. (Automobiles)	64,590	6,165
*Kookmin Bank (Banking)	65,940	4,987
Korea Investment Holdings Co. Ltd. (Diversified financial services)	61,630	2,589
*NHN Corporation (Internet software and services)	9,500	2,510
Samsung Electronics Co. (Semiconductors)	15,800	10,200
Shinsegae Co. Ltd. (Discount retail)	11,100	4,854

		34,373

Taiwan—8.3%
Hon Hai Precision Industry (Computers)	1,332,107	7,334
*Mediatek Inc. (Semiconductors and equipment)	685,800	8,039
Novatek Microelectronics (Semiconductors and equipment)	926,724	5,435

		20,808

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—22.4%
Czech Republic—0.3%
*Central European Media Enterprises Ltd., Class “A” (Television)†	15,100	$874

Egypt—2.1%
Orascom Contruction Industry—GDR (Construction)	69,900	5,242

Hungary—1.9%
MOL Magyar Olaj-es Gazipari (Oil company)	24,900	2,336
Richter Gedeon Rt. (Pharmaceuticals)	12,600	2,265

		4,601

Russia—2.4%
*Novatek OAO—GDR 144A (Oil, gas drilling, and exploration)	214,100	4,814
*Pyaterochka Holdings—GDR (Food and retail)	73,900	1,068

		5,882

South Africa—13.7%
African Bank Investments (Banking)	1,310,300	5,087
Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	471,700	2,494
Edgars Consolidated Stores (Apparel, footwear and retail)	312,200	1,740
*MTN Group Ltd. (Telecommunication services)	783,600	7,706
Naspers Ltd. (Media)	272,900	4,846
Sasol Ltd. (Oil company)	205,800	7,422
Standard Bank Group Ltd. (Banking)	402,700	4,839

		34,134

Turkey—2.0%
*Turkiye Garanti Bankasi A.S. (Banking)	1,414,300	5,098

Emerging Latin America—21.8%
Brazil— 3.9%
Cia de Concessoes Rodoviarias (Public thoroughfares)	38,900	1,232
*Diagnosticos da America S.A. (Health care services)	126,800	2,361
Gol Linhas Aereas Int S.P—ADR (Air transport)	85,700	2,418
*Natura Cosmeticos S.A. (Cosmetics)	53,900	2,376
*Submarino S.A. (Internet and catalog retail)	69,800	1,240

		9,627

Chile—5.8%
Banco Santander SP—ADR (Banking)	105,200	4,692
Cencosud S.A.—ADR 144A (Retail stores)	84,600	2,515
S.A.C.I. Falabella S.A. (Retail stores)	2,657,400	7,289

		14,496

Columbia—1.9%
Bancolombia S.A.—ADR (Banking)	166,900	4,812

See accompanying Notes to Financial Statements.

52 Annual Report	December 31, 2005

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—21.8%—(continued)
Mexico—9.8%
America Movil S.A. (Communications)	3,190,700	$4,671
*Corporacion Geo Sa De Cv (Real estate)	1,409,000	4,981
*Urbi Desarrollos Urbanos S.A. (Household durables)	703,200	4,872
Walmart de Mexico (Retail trade)	1,757,900	9,777

		24,301

Panama—0.4%
*Copa Holdings S.A., Class “A” (Airlines)†	40,900	1,117

Total Common Stock—88.2% (cost $191,210)		219,992

Preferred Stock
Brazil—4.7%
Banco Itau Holding (Banking)	189,800	4,574
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	446,400	7,109

Total Preferred Stock—4.7% (cost $10,796)		11,683

Investment in Affiliate
William Blair Ready Reserves Fund	3,821,204	3,821

Total Investment in Affiliate—1.5% (cost $3,821)		3,821

Short-Term Investments
American Express Demand Note, VRN 4.235% due 1/3/06	$3,778,000	3,778
Prudential Funding Demand Note, VRN 3.930% due 1/3/06	$3,659,000	3,659

Total Short-Term Investments—3.0% (cost $7,437)		7,437

Total Investments—97.4% (cost $213,264)		242,933
Cash and other assets less liabilities—2.6%		6,415

Net assets—100.0%		$249,348

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	14.9%
South Korean Won	14.8%
South African Rand	14.7%
Indian Rupee	11.4%
Mexico Nuevo Peso	10.5%
Taiwan Dollar	9.0%
Brazilian Real	8.2%
Hong Kong Dollar	5.1%
Malaysian Ringgit	4.1%
Chilean Peso	3.1%
Turkish Lira	2.2%
Hungarian Forint	2.0%

100.0%

At December 31, 2005 the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	22.7%
Financials	22.1%
Information Technology	20.6%
Energy	11.4%
Industrials and Services	9.7%
Telecommunication Services	8.4%
Consumer Staples	3.1%
Health Care	2.0%

100.0%

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 53

Mark T. Leslie

David S. Mitchell

VALUE DISCOVERY FUND

The Value Discovery Fund invests in the equity securities of small companies that we believe offer a long-term investment value seeking to identify undervalued companies with sound business fundamentals—“broken stocks not broken companies.”

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year?

The Value Discovery Fund posted a 0.49% increase on a total return basis (Class N shares) during the year ending December 31, 2005. By comparison, the Fund’s primary benchmark, the Russell 2000® Value Index, gained 4.71%, while the Russell 2000® Index gained 4.55%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

The Technology and Health Care sectors hampered both absolute and relative performance for the year. The underperformance relative to the benchmark was entirely a function of poor stock selection as opposed to any economic impact or ill-timed sector weightings. As detailed below, stock selection in Technology and Healthcare was plagued by unforeseen disappoints in company-specific fundamentals. Industrials and Energy were the two sectors that contributed most positively to absolute performance during the year as oil and gas prices remained strong and the manufacturing economy continued to be healthy. As a result, performance relative to the benchmark did improve significantly for the Fund during the fourth quarter.

What were among the best performing sectors for the Fund? Were there any investment themes that produced the best results?

Two sectors added meaningful value relative to the benchmark during 2005. The Industrials sector contributed 257 basis points of excess value relative to the benchmark. Three of the Fund’s five biggest contributors were Industrial Holdings: Midwest Air Group (a regional airline), which increased 93.8%; General Cable (a wire and cable manufacturer), which gained 42.2%, and Watsco (an HVAC distributor), which was up 72.3%. Midwest Air benefited from improved revenue and a dramatically improved competitive position at its primary hub in Milwaukee. General Cable continued to see strong demand for its products, particularly energy cable for electrical distribution, and was able to adequately offset rising raw material prices. Watsco, a long time Fund holding, saw good demand for air conditioning products and continues to experience margin expansion.

The Financials sector added 199 basis points of excess value to the Fund during 2005 relative to its primary benchmark. Strong performance from Seabright Insurance (a specialty workers’ comp underwriter), which was up 58.4%, and Jones Lang LaSalle (a real estate services and management company), which increased 35.3%, were the top two performers in this sector. Insurance stocks performed particularly well for the Fund in 2005 with six of the top ten performing holdings in the Financials sector and five of the top twenty overall portfolio contributors. The strong performance in insurance was broadly based across life and property/casualty and primarily company specific factors, the property insurers also have seen generally improved pricing post Hurricanes Katrina and Rita.

What were among the weakest performing sectors for the Fund? Were there any investments that did not measure up to your expectations?

As mentioned earlier, the Technology and Health Care sectors were far and away the biggest detractors for the year and, unfortunately, more than offset the positive performance in

54 Annual Report	December 31, 2005

Industrials and Financials. Technology performance was particularly dismal, detracting 463 basis points versus the benchmark. This was even more disappointing given that two of the Fund’s biggest positive contributors to performance were in this sector: SPSS (a statistical software company), which gained 97.8%, and Plexus (a contract manufacturer), which was up 47.2%. There were many disappointing performers in the sector with the biggest detractor being Borland Software (an application development company), which was down 50.2%. Borland was especially painful as the company had shown improving results throughout 2004 culminating in an excellent fourth quarter only to revert to its prior difficulties during the first quarter of 2005. The Health Care sector was plagued by poor stock selection and multiple disappointments including Par Pharmaceutical (a generic drugs company), which decreased 35.3%, Encore Medical (an orthopedic rehabilitation products company), which declined 27.1%, and two drug discovery companies, Discovery Partners, which decreased 23.8%, and Albany Molecular, which declined 27.1%.

While the previous paragraph highlights the primary difficulties experienced by the Fund in 2005, it is worth noting that subsequent to Mark Leslie joining the Fund as Co-Manager in late July, performance in both these sectors has significantly improved. This is encouraging as we have made major changes to our holdings in both these sectors over the last several months. The drag from these sectors was inconsequential during the fourth quarter as Health Care and Technology detracted only 3 and 20 basis points, respectively. In both cases we believe we enhanced the fundamental quality of the Fund’s holdings without a meaningful tradeoff in valuation.

What is your current strategy? How is the Fund positioned?

We continue to be somewhat underweighted in Financials although not to the same extent as in prior quarters. Overall it remains challenging to find value in this sector but we have discovered a few names that met our standards: Commercial Capital Bancorp, Western Alliance Bancorp, Cogdell Spencer, and Quanta Capital.

2005 was clearly a disappointing year for the Fund. In addition to sub-par performance we were forced to make a large, long-term capital gains distribution due in large part to significant redemption activity. However, we are encouraged by our first full quarter together as co-managers and look forward to proving ourselves as we move forward. We have made significant changes in the portfolio subsequent to Mark’s arrival and, while one full quarter is not a trend, we believe that our process and philosophy are sound and that a solid foundation has been put into place. We appreciate your confidence in us and thank you for investing in the Fund.

December 31, 2005	William Blair Funds 55

Value Discovery Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	3 Year	5 Year	Since Inception
Value Discovery Fund Class N	0.49%	16.19%	10.46%	11.98	(a)
Value Discovery Fund Class I	0.70	16.38	10.72	13.43	(b)
Russell 2000® Index	4.55	22.13	8.22	8.64	(a)
				8.88	(b)
Russell 2000® Value Index	4.71	23.18	13.55	12.31	(a)
				14.62	(b)
(a)	For the period from December 23, 1996 (Commencement of the Class) to December 31, 2005.
(b)	For the period from October 1, 1999 (Commencement of the Class) to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Investing in smaller companies involves special risks, including higher volatility and lower liquidity. From time to time, the investment adviser may waive fees or reimburse expenses for the Fund. Without these waivers, performance would be lower. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Russell 2000® Index is the Fund’s primary benchmark. The Russell 2000® Index is unmanaged composite of the smallest 2000 stocks of the Russell 3000 Index.

The Russell 2000® Value Index consists of small-capitalization companies with below average price-to-book ratios and forecasted growth rates.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

56 Annual Report	December 31, 2005

Value Discovery Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks
Financials—28.2%
*AmericanWest Bancorporation	43,495	$1,028
AmerUs Group, Class “A”	30,595	1,734
Argonaut Group, Inc.	30,745	1,008
Astoria Financial Corporation	45,425	1,335
Cogdell Spencer, Inc.	44,755	756
Comercial Capital Bancorp	49,795	852
Donegal Group, Inc., Class “A”	50,641	1,177
Equity Inns, Inc.	99,914	1,354
*Franklin Bank Corporation	74,210	1,335
*Jones Lang LaSalle, Inc	23,435	1,180
*KMG America Coporation	115,155	1,057
*Meadowbrook Insurance Group, Inc.	202,825	1,185
Midwest Banc Holdings, Inc.	59,477	1,323
National Financial Partners Corporation	18,900	993
*Quanta Capital Holdings	170,600	870
*Seabright Insurance Holdings, Inc.	75,248	1,251
*Western Alliance Bancorp	13,715	410
Winston Hotels, Inc.	102,675	1,017

		19,865

Industrials—16.9%
*Artesyn Technologies, Inc.	96,764	997
*Coinstar, Inc.	36,875	842
*Esco Technologies, Inc.	18,600	827
General Cable Corporation	66,845	1,317
*Genlyte Group, Inc.	18,900	1,012
Hughes Supply, Incorporated	20,705	742
Kennametal, Inc.	16,725	853
*SCS Transportation, Inc.	46,110	980
*Tal International Group, Inc.	35,530	734
*Teletech Holdings, Inc.	107,640	1,297
Toro Company	32,025	1,402
Watsco, Inc.	15,510	928

		11,931

Information Technology—12.9%
*Anixter International, Inc.	40,380	1,580
*Bisys Group, Inc.	125,605	1,760
*Carrier Access Corporation	116,935	578
*Entegris, Inc.	105,800	996
*LTX Corporation	203,210	914
*Semitool, Inc	68,179	742
*SPSS, Inc.	49,136	1,520
*Tier Technologies, Inc., Class “B”	132,871	975

		9,065

Consumer Discretionary—7.8%
BorgWarner, Inc.	25,610	1,553
*Casual Male Retail Group, Inc.	117,700	721
*Navigant International, Inc.	116,695	1,266
*Restoration Hardware, Inc.	152,989	921
Woverine World Wide	47,640	1,070

		5,531

Consumer Staples—5.9%
*BJ’s Wholesale Club, Inc.	33,100	978
*Elizabeth Arden, Inc.	53,685	1,077
*Hain Celestial Group, Inc.	52,993	1,121
*Playtex Products, Inc.	70,555	965

		4,141

Issuer	Shares or Principal Amount	Value

Common Stocks—(Continued)
Health Care—5.5%
*Encore Medical Corporation	255,375	$1,264
*Magellan Health Services	33,870	1,065
*Pediatrix Medical Group	8,590	761
Vital Signs, Inc.	18,420	789

		3,879

Energy—5.4%
*Forest Oil Corporation	15,245	695
*Grey Wolf, Inc.	106,385	822
*KCS Energy, Inc.	28,970	702
St. Mary Land & Exploration Company	26,585	979
*Toreador Resources Corporation	29,445	620

		3,818

Materials—4.3%
Silgan Holdings, Inc.	29,595	1,069
Spartech Corporation	87,755	1,926

		2,995

Utilities—2.5%
Atmos Energy Corporation	68,125	1,782

Total Common Stock—89.4% (cost $50,986)		63,007

Convertible Bond
Midwest Express Holdings, 6.750%, due 10/01/08**	$2,157,000	2,433

Total Convertible Bond—3.4% (cost $2,157)		2,433

Exchange Traded Fund
ishares, Russell 2000 Value	32,690	2,155

Total Exchange Traded Fund—3.1% (cost $2,232)		2,155

Investment in Affiliate
William Blair Ready Reserves Fund	73,242	73

Total Investment in Affiliate—0.1% (cost $73)		73

Short-Term Investment
Prudential Funding Demand Note, VRN 3.930% due 1/3/06	$545,000	545

Total Short-Term Investment—0.8% (cost $545)		545

Total Investments—96.8% (cost $55,993)		68,213
Cash and other assets, less liabilities—3.2%		2,226

Net assets—100.0%		$70,439

*Non-income producing

**Fair Valued pursuant to Valuation Procedures adopted by the Board of Trustees. The holding represents 3.46% of the Fund’s net assets at December 31, 2005.

VRN = Variable Rate Note

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 57

James S. Kaplan

Christopher T. Vincent

INCOME FUND

The Income Fund invests in high-grade intermediate-term debt securities.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Income Fund posted a 1.71% gain on a total return basis (Class N Shares) for the 12 months ended December 31, 2005. By comparison, the Fund’s benchmark, the Lehman Intermediate Government/Credit Bond Index, rose 1.57%, while the Fund’s peer group, the Morningstar Short-Term Bond Category, increased 1.43%.

What were the most significant factors impacting Fund performance? What factors were behind the Fund’s performance versus the benchmark?

Interest rates were the most significant factor impacting Fund performance during 2005. The year ended on a positive note with the Fund’s performance holding its own in spite of the Federal Reserve’s measured program to raise interest rates.

Beginning on February 2nd and ending on December 13th, the Federal Reserve raised the federal funds rate on overnight loans between banks eight times during the year, each time by 0.25%—starting at 2.25% and ending at 4.25%. The last rate increase was the thirteenth since June, 2004.

The Fund’s return remained positive, aided by the significant flattening of the yield curve over the course of the year, a trend which had begun in 2004. The short end of the yield curve underperformed, with the yields on 2-year Treasury notes rising 1.33% during the year. However, the long-end of the yield curve, as indicated by yields on 10-year Treasury securities, rose only slightly, by 0.17%.

Credit quality improved on the Corporate bond side of the market during 2005, and on the Mortgage-backed side it was a year in which prepayment risk lessened as the year progressed.

Which investment strategies enhanced the Fund’s return? Were there any investment strategies that produced the best results?

One of our primary strategies during the early part of 2005 was to tilt the Fund toward higher credit quality securities, as we did not believe risk premiums adequately compensated us for investing in corporate bonds—especially in lower-rated securities.

For example, we reduced our holdings in BBB-rated corporate securities from 9.7% at the end of the fourth quarter of 2004 to 5.8% at the end of March, reinvesting proceeds in U.S. Treasury and Agency securities. However, we generally evaluated risks on a security-by-security basis, and did not believe some of the default events occurring in the marketplace were part of a larger industry “contagion,” affecting all corporate issues. By mid-year, our holdings of BBB-rated securities stood at 7.3%, and at year end our BBB-rated holdings stood at 6.4%. At 25%, we consider the Fund to have a neutral allocation to Corporate bonds.

Mortgage-backed and Asset-backed securities continued to provide the Fund with consistent, solid excess returns when compared to U.S. Treasury securities.

58 Annual Report	December 31, 2005

The performance of Mortgage-backed securities was somewhat weak early in the fourth quarter, but finished the year with strength. December, in fact, was an excellent month for mortgage-backed issues. Part of the bullish enthusiasm for these securities stemmed from sentiment that the Federal Reserve may have come to the end of its recent credit-tightening cycle.

What were among the weakest performing investments for the Fund?

Corporate bonds were a modestly weak sector for the Fund. Nervousness about potential shareholder-friendly activity or actions by corporate management which might be to the detriment of Corporate bondholders continued to be a major theme that weighed on the Corporate bond market.

However, although there were some isolated default events in the Corporate bond market (and none involving any of the Fund’s investments) risk premiums continue to reflect solid fundamentals and healthy foreign demand.

What is your current strategy? How is the Fund positioned?

We remain committed to the Mortgage- and Asset-backed sectors of the bond market, although the yield advantage—or “spreads”—between these sectors and U.S. Treasury bonds are not quite as attractive compared to prior quarters. We nonetheless expect Mortgage-backed and Asset-backed securities to continue to provide solid levels of excess returns versus their Treasury counterparts.

We believe we have structured our Asset-backed holdings to withstand any weakness in the housing market, if, for example, the credit quality of borrowers should slip. Furthermore, the overall credit risk of our Fund’s portfolio is lower at year end than it was at the beginning of 2005.

Two noteworthy additions to the Fund’s Corporate bond holdings included American Express and Valero Energy. American Express, best known for its credit card business, is the streamlined business unit that remains after the firm’s divestiture of its former financial advisor segment, American Express Financial Advisors, which was spun off to shareholders in late September as Ameriprise.

Valero Energy is the largest refiner in North America, and we purchased its bonds based on improving credit fundamentals in the Energy sector.

The market behaves as though it believes that the Federal Reserve may hike rates one more time in January. We expect the Federal Reserve Board to move to raise rates at its January 31 meeting, which will also be Fed Chairman Alan Greenspan’s last before the new Fed Chairman nominee Ben Bernanke assumes the leadership role.

It should be noted that traditional Fed tightening cycles have typically been more painful for the fixed income markets; something we believe has been delayed by higher equity prices, a robust housing market with rising home values and strong foreign demand for U.S. debt investments. Only time will tell if the effects of the Fed’s credit tightening efforts will be more keenly felt later.

We may be moving into a period where the Fed is more “data dependent” than before. The measured and automatic interest rate increases of the last 18 months will give way to a period where the Fed analyzes economic data as it is released, then formulates its decisions regarding monetary policy accordingly. There is much more uncertainty regarding future Fed policy than there has been in recent memory.

December 31, 2005	William Blair Funds 59

Income Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	3 Year	5 Year	10 Year	Since Inception(a)
Income Fund Class N	1.71%	2.66%	4.59%	5.11%	—
Income Fund Class I	1.92	2.82	4.74	—	5.43
Lehman Intermediate Government Credit Bond Index	1.57	2.96	5.49	5.80	5.98
(a)	For the period from October 1, 1999 to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual total returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N shares are available to the general public without a sales load. Class I shares are available to certain institutional investors and advisory clients of William Blair & Company, L.L.C., without a sales load or distribution (12b-1) or service fees.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Lehman Intermediate Government/Credit Bond Index indicates broad intermediate government/corporate bond market performance.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all investments in the Fund performed the same, nor is there any guarantee that these investments will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

60 Annual Report	December 31, 2005

Income Fund

Portfolio of Investments, December 31, 2005 (all amounts in thousands)

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—48.8%
U.S. Treasury—6.3%
U.S. Treasury Note, 6.500%, due 2/15/10	$ 12,940	$ 13,959
U.S. Treasury Note, 4.750%, due 5/15/14	5,550	5,685

Total U.S. Treasury Obligations	18,490	19,644

Government National Mortgage Association (GNMA)—2.2%
#780405, 9.500%, due 11/15/17	822	892
#589335, 6.500%, due 10/15/22	2,404	2,513
#357322, 7.000%, due 9/15/23	210	221
#616250, 6.000%, due 2/15/24	1,864	1,913
#2002-48, Tranche 0B, 6.000%, due 5/16/30	1,243	1,255

Total Government National Mortage Association	6,543	6,794

Small Business Administration—0.0%
Receipt for Multiple Originator Fees, #3, 0.669%, due 11/01/08 (Interest Only) WAC	—	35

Federal Home Loan Mortgage Corp. (FHLMC)—18.5%
#1417, Tranche SA, 14.294%, due 11/15/07, VRN	828	846
#G10067, 7.000%, due 1/1/08	410	417
#G10147, 8.500%, due 2/1/08	91	93
#1601, Tranche PJ, 6.000%, due 10/15/08, VRN	1,526	1,539
#1612, Tranche SE, 8.100%, due 11/15/08, VRN	749	759
#G90028, 7.000%, due 5/17/09	460	469
#E80050, 6.000%, due 10/1/09	741	754
#G90019, 7.500%, due 12/17/09	569	584
7.000%, due 3/15/10	5,950	6,459
#E65418, 7.000%, due 8/1/10	389	395
#G10457, 7.000%, due 2/1/11	573	592
#E00436, 7.000%, due 6/1/11	536	555
#G10708, 6.500%, due 8/1/12	319	328
#E91999, 5.000%, due 10/1/12	1,228	1,226
#G11218, 7.000%, due 10/1/12	172	177
#E96147, 5.000%, due 5/1/13	1,673	1,670
#E95846, 4.500%, due 5/1/13	1,423	1,388
#G10839, 5.500%, due 10/1/13	1,500	1,512
#E72924, 7.000%, due 10/1/13	1,386	1,439
#E00639, 5.000%, due 3/1/14	2,020	2,013
#J02572, 7.500%, due 6/1/14	2,481	2,605
#E81697, 8.000%, due 5/1/15	2,930	3,118
#E81908, 8.500%, due 12/1/15	160	171
#G11688, 7.000%, due 2/1/16	982	1,020
#J02184, 8.000%, due 4/1/16	2,402	2,555
#G90022, 8.000%, due 9/17/16	826	876
#G11702, 7.500%, due 12/1/16	964	1,012
#G11486, 7.500%, due 4/1/17	1,181	1,241
#E90398, 7.000%, due 5/1/17	1,483	1,538
#M30028, 5.500%, due 5/1/17	448	455
#G11549, 7.000%, due 7/1/17	1,078	1,119
#G90027, 6.000%, due 11/17/17	1,776	1,815
#G11756, 7.000%, due 12/1/17	1,898	1,969
#G30254, 6.500%, due 5/1/19	3,166	3,276

Issuer	Principal Amount	Value

U.S. Government and U.S. Government Agency—(continued)
Federal Home Loan Mortgage Corp. (FHLMC)—(continued)
#G30255, 7.000%, due 7/1/21	$1,112	$1,163
#G30268, 7.000%, due 7/1/21	2,332	2,447
#C67537, 9.500%, due 8/1/21	238	258
#G30243, 6.000%, due 12/1/21	2,210	2,253
#D95621, 6.500%, due 7/1/22	3,911	4,037
#A45790, 7.500%, due 5/1/35	1,242	1,303

Total FHLMC Mortgage Obligations	55,363	57,446

Federal National Mortgage Association (FNMA)—21.8%
#545560, 8.000%, due 5/1/07	423	433
#1992-192, Tranche SC, 7.470%, due 11/25/07, VRN	358	357
#93-196, Tranche SA, 14.600%, due 10/25/08, VRN	553	596
#1993-221, Tranche SG, 5.675%, due 12/25/08, VRN	415	406
#765396, 5.500%, due 1/1/09	401	404
#695512, 8.000%, due 9/1/10	542	565
#725479, 8.5%, due 10/1/10	1,011	1,053
#255056, 5.000%, due 12/1/10	2,119	2,111
6.250%, due 2/1/11	6,775	7,155
#313816, 6.000%, due 4/1/11	648	661
#577393, 10.000%, due 6/1/11	302	325
#577395, 10.000%, due 8/1/11	1,009	1,093
#254705, 5.500%, due 3/1/13	2,073	2,092
#254788, 6.500%, due 4/1/13	720	742
#725315, 8.000%, due 5/1/13	1,014	1,078
#190539, 6.000%, due 1/1/14	551	562
#806463, 7.000%, due 3/1/14	1,034	1,074
#593561, 9.500%, due 8/1/14	481	522
#567027, 7.000%, due 9/1/14	2,092	2,175
#567026, 6.500%, due 10/1/14	1,985	2,042
#458124, 7.000%, due 12/15/14	587	601
#598453, 7.000%, due 6/1/15	709	729
#576554, 8.000%, due 1/1/16	2,029	2,166
#576553, 8.000%, due 2/1/16	3,011	3,215
#555747, 8.000%, due 5/1/16	705	750
#735569, 8.000%, due 10/1/16	3,593	3,821
#725410, 7.500%, due 4/1/17	1,611	1,695
#643217 , 6.500%, due 6/1/17	436	448
#682075, 5.500%, due 11/1/17	1,324	1,333
#662925, 6.000%, due 12/1/17	1,758	1,804
#251960, 6.000%, due 9/1/18	757	772
#740847, 6.000%, due 10/1/18	1,734	1,772
#458147, 10.000%, due 8/15/20	1,228	1,344
#735367, 6.000%, due 3/1/22	3,098	3,155
#835563, 7.000%, due 10/1/20	1,595	1,672
#735574, 8.00%, due 3/1/22	1,309	1,400
#735104, 7.000%, due 5/1/22	3,218	3,375
#725927, 7.000%, due 8/1/22	2,591	2,714
#735137, 6.500%, due 11/1/22	1,709	1,769
#1993-19, Tranche SH, 11.234%, due 4/25/23, VRN	11	16
#254797, 5.000%, due 6/1/23	2,123	2,078
#806458, 8.00%, due 6/1/28	1,699	1,814
#797846, 7.000%, due 3/1/32	2,671	2,787
#654674, 6.500%, due 9/1/32	386	396
#733897, 6.500%, due 12/1/32	648	677

Total FNMA Mortgage Obligations	65,046	67,749

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 61

Income Fund

Portfolio of Investments, December 31, 2005 (all amounts in thousands)

Issuer	NRSRO Rating	Principal Amount	Value

Collateralized Mortgage Obligations—24.7%
Security National Mortgage Loan Trust, 2002-2, Tranche M2, 6.460%, due 8/25/08*	A+	$ 2,500	$ 2,486
Countrywide Alternative Loan Trust, 2003-11T1, Tranche M, 4.750%, due 7/25/18	AA+	1,881	1,822
ABFS, 2002-2, Tranche A6, 5.850%, due 3/15/19	AAA	1,550	1,570
RALI, 2004-QS16, Tranche 2M1, 5.000%, due 12/25/19	AA	1,764	1,704
RALI, 2004-QS16, Tranche 2M3, 5.00%, due 12/25/19	BBB	298	279
RALI, 2005-QS14, Tranche 1M1, 5.25%, due 9/25/20	AA	1,030	1,002
RALI, 2005-QS14, Tranche 1M2, 5.25%, due 9/25/20	A	324	311
First Plus, 1997-4, Tranche M2, 7.830%, due 9/11/23	A	538	538
First Plus, 1997-4, Tranche A8, 7.810%, due 9/11/23	AAA	366	366
First Plus, 1998-2, Tranche M2, 8.010%, due 5/10/24	A	337	336
First Plus, 1998-3, Tranche M2, 7.920%, due 5/10/24	A2	127	127
Bear Stearns ABS, 2001-A, Tranche M1, 7.540%, due 2/15/31	A	2,700	2,733
Delta Funding Home Equity Loan Trust, 2000-4, Tranche M1, 7.150%, due 2/15/31	AA	3,000	3,023
Structured Asset Securities Corp., 2005-SC1, Tranche 1A2, 9.250%, due 5/25/31*	AAA	3,320	3,521
Aames Mortgage Trust, 2001-1, Tranche M2, 7.588%, due 6/25/31	A	1,216	1,247
IMSA, 2001-5, Tranche M1 7.250%, due 8/25/31	AAA	2,222	2,216
Conseco Finance, 2001-B, Tranche 1M1 7.272%, due 6/15/32	AA	1,263	1,279
Credit Suisse First Boston, 2002-22, Tranche 2M2 6.500%, due 6/25/32	A	3,041	3,049
Security National Mortgage Loan Trust, 2004-1A, Tranche M2, 6.750%, due 06/25/32*	A	1,600	1,562
Structured Assets Security Corporation, 2002-13, Tranche B1, 6.750%, due 7/25/32, VRN	AAA	2,556	2,578
Structured Assets Security Corporation, 2002-17, Tranche B3, 6.082%, due 9/25/32, VRN	A	1,914	1,902
LSSCO, 2004-2, Tranche M1, 5.898%, due 2/28/33, VRN*	AA	1,794	1,795
LSSCO, 2004-2, Tranche M2, 5.898%, due 2/28/33, VRN*	A	1,376	1,376
Ameriquest Mortgage Securities, 2003-5, Tranche M3, 6.009%, due 4/25/33	A+	3,385	3,387
ABFS, 2002-2, Tranche A-7, 5.215%, due 7/15/33, VRN	AAA	244	244
ABFS, 2002-3, Tranche M1, 5.402%, due 9/15/33, VRN	AA	1,500	1,495

Issuer	NRSRO Rating	Principal Amount	Value

Collateralized Mortgage Obligations—(continued)
Structured Asset Securities Corp., 2003-28XS, Tranche M3, 6.500%, due 9/25/33	Baa1	$ 3,020	$ 3,023
Residential Asset Mortgage Prouducts, 2003-RS9, Tranche MI1, 5.800%, due 10/25/33	AA	250	249
Residential Asset Mortgage Prouducts, 2003-RS9, Tranche MI2, 6.300%, due 10/25/33	A	2,200	2,202
ACE, 2004-SD1, Tranche M3 7.129%, due 11/25/33, VRN	BBB	2,099	1,995
Residential Asset Mortgage Products, 2003-RS11, Tranche MI1, 5.597%, due 12/25/33	AA	2,400	2,404
Deutsche Mortgage Securites, Inc., 2004-2, Tranche M1 5.090%, due 1/25/34	AA	2,055	2,012
GRP Real Estate Asset Trust, 2004-2, Tranche A, 4.210%, due 7/25/34*	A	1,428	1,428
FHASI, 2004-AR4, Tranche 3A1 4.590%, due 8/25/34	AAA	1,715	1,683
RAAC, 2005-SP1, Tranche M1 5.504%, due 9/25/34	AA	2,634	2,543
Security National Mortgage Loan Trust, 2004-2A, Tranche M2, 6.352%, due 11/25/34*	A	2,200	2,138
GRP Real Estate Asset Trust, 2005-1 Tranche A, 4.850%, due 1/25/35*	A	1,623	1,623
Security National Mortgage Loan Trust, 2005-1A, Tranche M2, 6.530%, due 2/25/35*	A	1,475	1,437
Security National Mortgage Loan Trust, 2005-1A, Tranche B1, 7.450%, due 2/25/35*	BBB	950	927
Structured Asset Securities Corp., 2005-9XS, Tranche 1A2B, 6.500%, due 5/25/35	AAA	3,435	3,467
Security National Mortgage Loan Trust, 2005-2, Tranche B1, 7.750%, due 2/25/36*	BBB	1,550	1,516
Security National Mortgage Loan Trust, 2005-2, Tranche M2, 7.321%, due 2/25/36*	A	2,075	2,074
Blackrock Capital Finance, 1997-R1 WAC, 1.876%, due 3/25/37, VRN*	AAA	459	470
ACE, 2005-SN1, Tranche M1, 5.520%, due 11/25/39, VRN	AA+	1,075	1,061
ACE, 2005-SN1, Tranche M2, 5.770%, due 11/25/39, VRN	A+	625	618
ACE, 2005-SD3, Tranche M2, 6.129%, due 8/25/45, VRN	A+	1,895	1,895

Total Collateralized Mortgage Obligations		77,009	76,713

Corporate Obligations—25.2%
Block Financial Corporation, 8.500%, due 4/15/07	BBB+	2,724	2,836
Applied Materials, Inc., 6.750%, due 10/15/07	A-	2,875	2,952
Amgen Inc., 6.500%, due 12/01/07	A+	1,000	1,030

See accompanying Notes to Financial Statements.

62 Annual Report	December 31, 2005

Income Fund

Portfolio of Investments, December 31, 2005 (all amounts in thousands)

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
DaimlerChrysler, NA Holdings, 4.750%, due 1/15/08	A3	$ 2,675	$ 2,651
Wells Fargo Company, 3.500%, due 4/4/08	AA	1,450	1,409
Philips Petroleum, 8.750%, due 5/25/10	A-	3,600	4,141
Household Finance Corporation, 8.000%, due 7/15/10	A	2,450	2,733
Boeing Capital Corporation, 7.375%, due 9/27/10	A	2,549	2,805
Sprint Capital Corporation, 7.625%, due 1/30/11	A-	2,000	2,206
Morgan Stanley, 6.750%, due 4/15/11	A+	3,375	3,633
Goldman Sachs Group, Inc., 6.600%, due 1/15/12	A+	3,050	3,276
Lehman Brothers Holdings, Inc. 6.625%, due 1/18/12	A+	2,650	2,861
National Rural Utility Cooperative, 7.250%, due 3/1/12	A	3,025	3,374
Valero Energy Corporation, 6.875%, due 4/15/12	BBB-	2,065	2,250
General Electric Capital Corporation, 6.000%, due 6/15/12	AAA	2,650	2,791
Citigroup, Inc. 5.625%, due 8/27/12	A+	2,675	2,757
SLM Corporation, 5.125%, due 8/27/12	A	2,050	2,053
Verizon Global Funding Corporation, 7.375%, due 9/1/12	A+	2,675	2,983
Cox Communications,Inc., 7.125%, due 10/1/12	BBB-	2,425	2,598
IBM Corporation, 4.750%, due 11/29/12	A+	3,375	3,348
Kroger Company, 5.500%, due 2/1/13	BBB	1,500	1,481
Ohio Power Company, 5.500%, due 2/15/13	A3	1,900	1,934
Altria Group, Inc. 7.000%, due 11/4/13	BBB	2,180	2,386
American Movil SA, 5.500%, due 3/1/14	A3	2,000	1,975

Issuer	NRSRO Rating	Principal Amount	Value

Corporate Obligations—(continued)
Bank of America Corporation, 5.375%, due 6/15/14	AA-	$2,325	$2,364
SBC Communications, Inc., 5.100%, due 9/15/14	A	2,500	2,442
Codelco, Inc.—144A 4.750%, due 10/15/14*	A	2,425	2,349
United Technologies Corporation, 4.875%, due 5/1/15	A	2,725	2,698
Telecom Italia, 5.250%, due 10/1/15	A-	3,000	2,913
American Express Credit Corporation, 5.300%, due 12/2/15	A+	3,000	3,015

Total Corporate Obligations		74,893	78,244

Total Long Term Investments—98.7% (cost $310,427)		297,344	306,625

Short-Term Investments
American Express Corporation, VRN, 4.235%, due 1/3/06	A+	$249	249
Prudential Funding LLC, VRN, 3.930%, due 1/3/06	A+	$224	224

Total Short-Term Investments—0.2% (cost $473)		473	473

Total Investments—98.9% (cost $310,900)		$297,817	307,098

Cash and other assets, less liabilities—1.1%			3,398

Net Assets—100%			$310,496

WAC = Weighted Average Coupon

VRN = Variable Rate Note

NRSRO = Nationally Recognized Statistical Rating Organization, such as S&P, Moody’s or Fitch (unaudited)

The obligations of certain U. S. Government-sponsored securities are neither issued nor guaranteed by the U. S. Treasury

*Deemed illiquid pursuant to Liquidity Procedures adopted by the Board of Trustees. These holdings represent 8.0% of the net assets at December 31, 2005.

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 63

James S. Kaplan

Christopher T. Vincent

READY RESERVES FUND

The Ready Reserves Fund invests primarily in short-term U.S. dollar-denominated money market instruments, and exclusively in high quality securities that are rated in the top two categories of credit quality.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

Federal Reserve Board Monetary policy was the focus of the money markets during 2005.

The Federal Reserve raised the federal funds rate on overnight loans between banks by 0.25% eight times during the year, on February 2, March 22, May 3, June 30, August 9, September 30, November 1 and December 13—from 2.50% to 4.25%. Since June of 2004, the Federal Reserve has raised this benchmark short-term interest rate 13 times.

In a statement that accompanied the announcement of its December rate increase, the Federal Reserve Board indicated its work may not be finished yet. In a statement that accompanied the rate hike the Fed said, “the committee judges that some further measured policy firming is likely to be needed.”

However, for the first time since the Fed began raising short-term interest rates in the summer of 2004, the Fed did not refer to its monetary policy as “accommodative,” a term which most Fed watchers interpret as meaning the Fed believes rates are lower than they should be in order to keep inflation in check over the long term.

Many Fed watchers, in turn, concluded from this language that the Fed officials moved closer to a “neutral” position.

The money markets behave as though one more Federal Reserve rate hike is expected in January. We expect the Federal Reserve Board to move to raise rates at its January 31 meeting, which will also be Fed Chairman Alan Greenspan’s last before the new Fed Chairman nominee Ben Bernanke assumes the leadership role.

We may be moving into a period where the Fed is more “data dependent” than before. The measured and automatic interest rate increases of the last 18 months will give way to a period where the Fed analyzes economic data as it is released, then formulates its decisions regarding monetary policy accordingly. There is much more uncertainty regarding future Fed policy than there has been in recent memory.

We intend to maintain our strategy of using commercial paper in the short end of the market, barbelled with fixed-rate obligations with slightly longer maturities, and also will continue to emphasize floating-rate obligations, which price off of LIBOR. (LIBOR is the London Interbank Offered Rate, which is the rate the creditworthiest international banks dealing in Eurodollars—U.S. currency held in banks outside of the U.S.—charge each other for large loans.)

At December 31, 2005, the Fund’s average maturity was 59 days, compared to 59 days at June 30, 2005, and 55.2 days at the end of 2004.

The return for the year ended December 31, 2005, of the Fund’s Class N Shares was 2.62%, versus the 2.44% return of the Fund’s benchmark, the AAA-Rated Money Market Funds Average. Total assets were $1.10 billion at December 31, 2005, compared to $1.14 billion at June 30, 2005 and $1.09 billion at December 31, 2004.

64 Annual Report	December 31, 2005

Ready Reserves Fund

Performance Highlights (unaudited)

The Fund’s 7 day yield on December 31, 2005 was 3.61%.

Average Annual Total Returns—Class N Shares year ending December 31, 2005.

	1 Year	3 Year	5 Year	10 Year
Ready Reserves Fund	2.62%	1.35%	1.80%	3.43%
AAA Rated Money Market Funds	2.44	1.22	1.70	3.43

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. Class N Shares are available to the general public without a sales load. Total return includes reinvestment of income. Yields fluctuate and are not guaranteed. An investment in the Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corp. (FDIC) or any government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

The AAA Rated Money Market Funds Average represents the average annual composite performance of all AAA rated First Tier Retail Money Market Funds listed by IBC Financial data.

This report identifies the Fund’s investment’s on December 31, 2005. These holdings are subject to change. Not all fixed-income securities in the Fund performed the same, nor is there any guarantee that these fixed-income securities will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2005	William Blair Funds 65

Ready Reserves Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Principal Amount	Amortized Cost
Mortage Backed Securities—2.7%
Federal Home Loan Bank (FHLB), 4.404%, 3/28/06	$9,871	$9,874
Federal Home Loan Mortgage Corp. (FHLMC), 2.750%, 5/17/06	6,682	6,718
Federal National Mortgage Assoc. (FNMA), 2.900%-5.500%, 2/22/06-4/1/06	12,995	12,999

Total Mortgage Backed Securities	29,548	29,591

Canadian Fixed Rate Notes—4.1%
Province of Ontario, 2.350%-6.000%, 2/21/06-12/15/06	12,721	12,566
Province of Quebec, 5.500%-6.500%, 1/17/06-4/11/06	32,292	32,063

Total Canadian Fixed Rate Notes	45,013	44,629

Fixed Rate Notes—29.7%
Abbott Laboratories, 5.625%-6.400%, 7/1/06-12/1/06	24,022	23,890
American General Finance Corp, 3.638%-5.875%, 1/6/06-7/14/06	21,643	21,641
Anheuser Busch Company, 5.600%, 7/06/06	5,060	5,038
B.P. Capital PLC, 2.350%-6.950%, 6/15/06-12/29/06	10,789	10,838
Brown Forman Corp, 2.125%, 3/15/06	21,819	21,906
Caterpillar Financial Services, 2.650%-9.000%, 1/30/06-5/1/06	22,647	22,652
Cheveron Corporation, 8.250%, 10/1/06	515	513
Colgate-Palmolive Corporation, 5.340%, 3/27/06	12,301	12,219
Du Pont (E.I) De Numours 8.250%, 9/15/06	10,243	10,131
Eli Lilly & Company, 5.500%, 7/15/06	13,220	13,157
GE Capital Corp 2.750%-5.350%, 1/30/06-9/25/06	24,372	24,260
IBM Corporation, 4.875%, 10/1/06	3,002	3,002
Merck & Company, 5.250%, 7/1/06	7,748	7,713
National Rural Utility Coop, 3.000%-6.000%, 2/15/06-5/15/06	19,582	19,611
Paccar Financial, 2.500%-4.290%, 2/17/06-8/1/06	4,460	4,463
Pfizer Inc., 5.625%, 2/1/06	9,232	9,089
Pitney Bowes Inc., 5.875%, 5/1/06	5,546	5,528
SBC Communications, 5.750%-5.875, 2/15/06-5/2/06	23,991	23,965
SLM Corporation, 3.361%, 1/13/06	11,961	11,951
Toyota Motor Credit, 2.800%-5.650%, 1/18/06-1/15/07	9,306	9,318
US Bancorp, 2.750%, 3/30/06	8,094	8,131
USAA Capital Corporation, 7.050%, 11/8/06	1,001	999
Wal-Mart Stores, 4.351%-8.000%, 3/16/06-9/15/06	33,299	33,172
Wells Fargo Financial, 4.540%-7.125%, 2/15/06-8/15/06	20,984	20,678

Total Fixed Rate Notes	324,837	323,865

VRN = Variable Rate Note

Issuer	Principal Amount	Amortized Cost
Variable Rate Notes—9.3%
General Electric Capital Corporation, 4.457%-4.627%, 2/13/06-3/20/06	$9,663	$9,660
Paccar Financial Corporation, 4.270%-4.520%, 2/17/06-3/20/06	28,490	28,494
SLM Corp, 4.370%, 1/25/06	14,008	14,007
Toyota Motor Credit, 4.360%-4.510%, 2/27/06-3/15/06	23,925	23,923
US Bank, 4.230%-4.491%, 1/30/06-3/29/06	14,278	14,277
Wells Fargo Financial, 3.960%-4.570%, 3/13/06-3/15/06	11,465	11,460

Total Variable Rate Notes	101,829	101,821

Asset Backed Commercial Paper—51.4%
Alpine Securitization Corporation, 4.260%-4.330%, 1/12/06-2/3/06	45,000	44,848
Amsterdam Funding Corporation, 4.180%-4.320%, 1/5/06-1/20/06	35,000	34,941
Chariot Funding, L.L.C., 4.350%, 2/10/06	14,763	14,692
Ciesco, L.L.C., 4.190%, 1/12/06	10,000	9,987
CRC Funding, L.L.C., 4.190%, 1/6/06	15,000	14,991
FCAR Owner Trust, 4.280%-4.340%, 1/23/06-2/7/06	45,000	44,851
Govco, Inc., 4.300%-4.340%, 1/26/06-2/9/06	35,000	34,854
Jupiter Securitization Corporation, 4.130%-4.300%, 1/4/06-1/27/06	25,000	24,949
Kittyhawk Funding, 4.210%-4.220%, 1/11/06-1/20/06	30,000	29,952
Mortgage Interest Networking Trust, 4.310%-4.370%, 1/26/06-2/2/06	45,000	44,850
New Center Asset Trust, 4.160%-4.290%, 1/5/06-1/24/06	45,000	44,927
Old Line Funding, 4.200%-4.270%, 1/10/06-1/17/06	34,708	34,655
Park Avenue Receivables, 4.120%-4.300%, 1/3/06-1/25/06	20,000	19,969
Ranger Funding, 4.230%-4.300%, 1/9/06-1/23/06	25,000	24,951
Sheffield Receivables, 4.140%-4.190%, 1/3/06-1/10/06	45,000	44,966
Thames Asset Global Securitization, 4.200%-4.330%, 1/4/06-1/24/06	45,916	45,836
Thunder Bay Funding, 4.170%-4.200%, 1/4/06-1/17/06	26,806	26,776
Variable Funding, 4.250%, 1/20/06	10,000	9,978
Windmill Funding Corporation, 4.290%, 1/31/06	10,000	9,964

Total Asset Backed Commercial Paper	562,193	560,937

Demand Notes—2.9%
American Express Corporation, VRN, 4.235%, 1/3/06	17,647	17,647
Prudential Funding, VRN, 3.930%, 1/3/06	14,221	14,221

Total Demand Notes	31,868	31,868

Total Investments—100.1% (cost $1,092,711)	$1,095,288	1,092,711

Liabilities plus cash and other assets—(0.1)%		(857)

Net assets—100.0%		$1,091,854

Portfolio Weighted Average Maturity		59 Days

See accompanying Notes to Financial Statements.

66 Annual Report	December 31, 2005

Statements of Assets and Liabilities

December 31, 2005 (all dollar amounts in thousands)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Assets
Investments in securities, at cost	$188,016	$5,277	$14,585	$692,345
Investments in Affiliated Fund, at cost	724	363	424	11,002

Investments in securities, at value	$251,664	$7,390	$16,287	$812,790
Investments in Affiliated Fund, at value	724	363	424	11,002
Cash	15	—	—	69
Receivable for fund shares sold	1,570	175	196	15,029
Receivable for investment securities sold	—	—	—	3,378
Receivable from Advisor	—	12	4	—
Dividend and interest receivable	36	5	9	218

Total assets	254,009	7,945	16,920	842,486
Liabilities
Payable for investment securities purchased	—	117	—	8,560
Payable for fund shares redeemed	189	—	15	1,129
Management fee payable	180	—	—	756
Distribution fee payable	11	—	2	104
Other accrued expenses	70	13	15	199

Total liabilities	450	130	32	10,748

Net Assets	$253,559	$7,815	$16,888	$831,738

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$23	$1	$2	$35
Capital paid in excess of par value	188,022	7,497	20,554	721,374
Accumulated net investment income (loss)	(1)	—	—	—
Accumulated realized gain (loss)	1,867	(1,796)	(5,370)	(10,116)
Net unrealized appreciation (depreciation) of investments and foreign currencies	63,648	2,113	1,702	120,445

Net Assets	$253,559	$7,815	$16,888	$831,738

Class N Shares
Net Assets	$51,196	$305	$8,325	$499,603
Shares Outstanding	4,517,497	30,212	1,286,887	21,025,345
Net Asset Value Per Share	$11.33	$10.11	$6.47	$23.76
Class I Shares
Net Assets	$202,363	$7,510	$8,563	$332,135
Shares Outstanding	17,565,504	731,554	1,306,213	13,748,968
Net Asset Value Per Share	$11.52	$10.27	$6.56	$24.16

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 67

Statements of Operations

For the Year Ended December 31, 2005 (all dollar amounts in thousands)

	Growth Fund	Tax- Managed Growth Fund	Large Cap Growth Fund	Small Cap Growth Fund
Investment income
Dividends	$1,326	$41	$83	$1,251
Less foreign tax withheld	(28)	(1)	(1)	—
Income from Affiliated Fund	41	6	11	220
Interest	52	1	2	448

Total income	1,391	47	95	1,919
Expenses
Investment advisory fees	1,873	48	83	8,101
Distribution fees	122	—	8	1,108
Custodian fees	73	34	39	145
Transfer agent fees	144	8	15	536
Professional fees	37	18	19	57
Registration fees	30	28	29	54
Other expenses	99	5	9	267

Total expenses before waiver	2,378	141	202	10,268
Less expenses waived or absorbed by the Advisor	—	(62)	(86)	—

Net expenses	2,378	79	116	10,268

Net investment income (loss)	(987)	(32)	(21)	(8,349)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	27,667	90	79	48,921

Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	(3,560)	703	593	(35,365)

Net increase (decrease) in net assets resulting from operations	$23,120	$761	$651	$5,207

See accompanying Notes to Financial Statements.

68 Annual Report	December 31, 2005

Statements of Changes in Net Assets

For the Years Ended December 31, 2005 and 2004 (all amounts in thousands)

	Growth Fund		Tax- Managed Growth Fund		Large Cap Growth Fund		Small Cap Growth Fund
	2005	2004	2005	2004	2005	2004	2005	2004
Operations
Net investment income (loss)	$(987)	$(1,071)	$(32)	$(41)	$(21)	$(23)	$(8,349)	$(7,267)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	27,667	14,917	90	460	79	196	48,921	80,817
Change in net unrealized appreciation (depreciation) on investments, and other assets and liabilities	(3,560)	5,610	703	(38)	593	149	(35,365)	78,333

Net increase (decrease) in net assets resulting from operations	23,120	19,456	761	381	651	322	5,207	151,883
Distributions to shareholders from
Net investment income	—	—	—	—	—	—	—	—
Net realized gain	(8,977)	—	—	—	—	—	(71,631)	(54,782)

	(8,977)	—	—	—	—	—	(71,631)	(54,782)
Capital stock transactions
Net proceeds from sale of shares	19,807	35,194	1,775	246	11,656	1,655	345,073	260,030
Shares issued in reinvestment of income dividends and capital gain distributions	8,262	—	—	—	—	—	69,879	53,276
Less cost of shares redeemed	(64,159)	(60,798)	(568)	(1,651)	(1,836)	(1,079)	(287,999)	(158,022)

Net increase (decrease) in net assets resulting from capital share transactions	(36,090)	(25,604)	1,207	(1,405)	9,820	576	126,953	155,284

Increase (decrease) in net assets	(21,947)	(6,148)	1,968	(1,024)	10,471	898	60,529	252,385
Net assets
Beginning of year	275,506	281,654	5,847	6,871	6,417	5,519	771,209	518,824

End of year	$253,559	$275,506	$7,815	$5,847	$16,888	$6,417	$831,738	$771,209

Undistributed net investment income (loss) at the end of the year	$(1)	$—	$—	$—	$—	$—	$—	$—

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 69

Statements of Assets and Liabilities

December 31, 2005 (all dollar amounts in thousands)

	Small-Mid Cap Growth Fund	International Growth Fund	International Equity Fund	International Small Cap Growth Fund
Assets
Investments in securities, at cost	$61,582	$3,249,250	$160,049	$46,760
Investments in Affiliated Fund, at cost	2,012	28,678	1,560	410

Investments in securities, at value	$70,050	$4,486,691	$177,243	$51,042
Investments in Affiliated Fund, at value	2,012	28,678	1,560	410
Cash	—	135	9	—
Foreign currency, at value (cost $20,285, $1,346 and $44, respectively)	—	20,397	1,375	45
Receivable for fund shares sold	397	32,017	528	254
Receivable for investment securities sold	138	9,454	125	304
Receivable from Advisor	—	—	—	—
Dividend and interest receivable	25	3,499	77	22

Total assets	72,622	4,580,871	180,917	52,077
Liabilities
Payable for investment securities purchased	2,298	22,565	819	1,487
Payable for fund shares redeemed	28	2,009	2,211	—
Management fee payable	53	3,782	121	6
Distribution and shareholder administration fee payable	2	643	4	2
Other accrued expenses	30	795	52	48

Total liabilities	2,411	29,794	3,207	1,543

Net Assets	$70,211	$4,551,077	$177,710	$50,534

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$6	$180	$14	$5
Capital paid in excess of par value	60,869	3,322,455	163,267	45,907
Accumulated net investment income (loss)	—	(40,521)	(600)	(99)
Accumulated realized gain (loss)	868	31,482	(2,193)	442
Net unrealized appreciation (depreciation) of investments and foreign currencies	8,468	1,237,481	17,222	4,279

Net Assets	$70,211	$4,551,077	$177,710	$50,534

Class N Shares
Net Assets	$11,409	$3,144,078	$20,725	$2,618
Shares Outstanding	919,897	124,648,171	1,611,361	234,591
Net Asset Value Per Share	$12.40	$25.22	$12.86	$11.16
Class I Shares
Net Assets	$58,802	$1,406,999	$156,985	$12,753
Shares Outstanding	4,720,884	55,074,581	12,132,710	1,142,550
Net Asset Value Per Share	$12.46	$25.55	$12.94	$11.16

See accompanying Notes to Financial Statements.

70 Annual Report	December 31, 2005

Statements of Operations

For the Year Ended December 31, 2005 (all dollar amounts in thousands)

	Small-Mid Cap Growth Fund	International Growth Fund	International Equity Fund	International Small Cap Growth Fund(a)
Investment income
Dividends	$174	$56,041	$589	$57
Less foreign tax withheld	—	(4,516)	(36)	—
Income from Affiliated Fund	32	660	38	1
Interest	35	2,909	142	16

Total income	241	55,094	733	74
Expenses
Investment advisory fees	494	34,942	670	61
Distribution fees	24	5,945	21	—
Shareholder administration fees	—	—	—	3
Custodian fees	51	1,876	158	34
Transfer agent fees	31	2,323	21	1
Professional fees	23	166	33	24
Registration fees	32	200	47	8
Other expenses	18	1,163	11	3

Total expenses before waiver	673	46,615	961	134
Less expenses waived or absorbed by the Advisor	(50)	—	(182)	(54)

Net expenses	623	46,615	779	80

Net investment income (loss)	(382)	8,479	(46)	(6)
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	1,453	301,245	(1,923)	442
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	—	(14,433)	(725)	(87)

Total net realized gain (loss)	1,453	286,812	(2,648)	355
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	6,094	457,704	16,797	4,279

Net increase (decrease) in net assets resulting from operations	$7,165	$752,995	$14,103	$4,628

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 71

Statements of Changes in Net Assets

For the Years Ended December 31, 2005 and 2004 (all amounts in thousands)

	Small-Mid Cap Growth Fund		International Growth Fund		International Equity Fund		International Small Cap Growth Fund
	2005	2004	2005	2004	2005	2004(a)	2005(b)
Operations
Net investment income (loss)	$(382)	$(152)	$8,479	$(1,748)	$(46)	$(11)	$(6)
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	1,453	5	286,812	106,478	(2,648)	641	355
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	6,094	2,395	457,704	341,262	16,797	425	4,279

Net increase (decrease) in net assets resulting from operations	7,165	2,248	752,995	445,992	14,103	1,055	4,628
Distributions to shareholders from
Net investment income	—	—	(21,550)	(2,616)	—	—	(6)
Net realized gain	(495)	—	(254,334)	—	—	—	—

	(495)	—	(275,884)	(2,616)	—	—	(6)
Capital stock transactions
Net proceeds from sale of shares	43,370	21,231	1,424,671	1,143,395	196,067	16,380	46,006
Shares issued in reinvestment of income dividends and capital gain distributions	457	—	246,145	2,161	—	—	6
Less cost of shares redeemed	(6,260)	(1,178)	(598,284)	(487,197)	(42,149)	(7,746)	(100)

Net increase (decrease) in net assets resulting from capital stock transactions	37,567	20,053	1,072,532	658,359	153,918	8,634	45,912

Increase (decrease) in net assets	44,237	22,301	1,549,643	1,101,735	168,021	9,689	50,534
Net assets
Beginning of year	25,974	3,673	3,001,434	1,899,699	9,689	—	—

End of year	$70,211	$25,974	$4,551,077	$3,001,434	$177,710	$9,689	$50,534

Undistributed net investment income (loss) at the end of the year	$—	$—	$(40,521)	$(17,106)	$(600)	$(79)	$(99)

(a) For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.

(b) For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.

See accompanying Notes to Financial Statements.

72 Annual Report	December 31, 2005

Statements of Assets and Liabilities

December 31, 2005 (all dollar amounts in thousands)

	Emerging Markets Growth Fund	Value Discovery Fund	Income Fund	Ready Reserves Fund
Assets
Investments in securities, at cost	$209,443	$55,920	$310,900	$1,092,711
Investments in Affiliated Fund, at cost	3,821	73	—	—

Investments in securities, at value	$239,112	$68,140	$307,098	$1,092,711
Investments in Affiliated Fund, at value	3,821	73	—	—
Cash	1	165	—	—
Foreign currency, at value (cost $2,860)	2,878	—	—	—
Receivable for fund shares sold	1,269	45	1,491	—
Receivable for investment securities sold	2,930	2,372	—	—
Dividend and interest receivable	132	86	2,876	5,356

Total assets	250,143	70,881	311,465	1,098,067
Liabilities
Payable for investment securities purchased	518	—	—	5,398
Payable for fund shares redeemed	45	340	777	—
Management fee payable	153	18	114	202
Distribution and shareholder administration fee payable	9	32	13	—
Shareholder services fee payable	—	—	—	308
Dividend payable	—	—	—	218
Other accrued expenses	70	52	65	87

Total liabilities	795	442	969	6,213

Net Assets	$249,348	$70,439	$310,496	$1,091,854

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$18	$4	$31	$826
Capital paid in excess of par value	219,209	55,221	331,017	1,091,974
Accumulated net investment income (loss)	(322)	3	—	81
Accumulated realized gain (loss)	757	2,991	(16,750)	(1,027)
Net unrealized appreciation (depreciation) of investments and foreign currencies	29,686	12,220	(3,802)	—

Net Assets	$249,348	$70,439	$310,496	$1,091,854

Class N Shares
Net Assets	$21,673	$16,163	$100,840	$1,091,854
Shares Outstanding	1,529,656	1,081,344	10,259,859	1,091,908,251
Net Asset Value Per Share	$14.17	$14.95	$9.83	$1.00
Class I Shares
Net Assets	$38,244	$54,276	$209,656
Shares Outstanding	2,696,122	3,589,587	21,354,489
Net Asset Value Per Share	$14.19	$15.12	$9.82

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 73

Statements of Operations

For the Year Ended December 31, 2005 (all dollar amounts in thousands)

	Emerging Markets Growth Fund(a)	Value Discovery Fund	Income Fund	Ready Reserves Fund
Investment income
Dividends	$586	$1,316	$—	$—
Less foreign tax withheld	(24)	—	—	—
Income from Affiliated Fund	26	28	—	—
Interest	90	172	14,756	34,688

Total income	678	1,516	14,756	34,688
Expenses
Investment advisory fees	508	1,518	1,422	2,614
Distribution fees	6	53	141	—
Shareholder administration fees	22	—	—	—
Shareholder services fees	—	—	—	3,776
Custodian fees	148	112	97	170
Transfer agent fees	12	100	102	38
Professional fees	29	37	40	67
Registration fees	41	30	36	23
Other expenses	4	47	66	177

Total expenses before waiver	770	1,897	1,904	6,865
Less expenses waived or absorbed by the Advisor	(161)	(333)	—	—

Net expenses	609	1,564	1,904	6,865

Net investment income (loss)	69	(48)	12,852	27,823
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	1,926	39,004	(1,052)	—
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(391)	—	—	—

Total net realized gain (loss)	1,535	39,004	(1,052)	—
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	29,686	(49,149)	(6,151)	—

Net increase (decrease) in net assets resulting from operations	$31,290	$(10,193)	$5,649	$27,823

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

See accompanying Notes to Financial Statements.

74 Annual Report	December 31, 2005

Statements of Changes in Net Assets

For the Years Ended December 31, 2005 and 2004 (all amounts in thousands)

	Emerging Markets Growth Fund(a)	Value Discovery Fund		Income Fund		Ready Reserves Fund
	2005	2005	2004	2005	2004	2005	2004
Operations
Net investment income (loss)	$69	$(48)	$84	$12,852	$11,549	$27,823	$8,967
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	1,535	39,004	26,728	(1,052)	(1,841)	—	13
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	29,686	(49,149)	240	(6,151)	(2,534)	—	—

Net increase (decrease) in net assets resulting from operations	31,290	(10,193)	27,052	5,649	7,174	27,823	8,980
Distributions to shareholders from
Net investment income	—	—	—	(16,070)	(14,033)	(27,823)	(8,967)
Net realized gain	(1,169)	(24,647)	(26,037)	—	—	—	—

	(1,169)	(24,647)	(26,037)	(16,070)	(14,033)	(27,823)	(8,967)
Capital stock transactions
Net proceeds from sale of shares	224,893	19,288	58,405	95,102	93,503	1,131,031	1,678,077
Shares issued in reinvestment of income dividends and capital gain distributions	1,122	24,267	25,638	12,541	10,085	27,698	8,904
Capital contribution by the Advisor	—	—	—	—	—	—	1,000
Less cost of shares redeemed	(6,788)	(184,452)	(75,993)	(80,810)	(67,707)	(1,159,815)	(1,748,986)

Net increase (decrease) in net assets resulting from capital stock transactions	219,227	(140,897)	8,050	26,833	35,881	(1,086)	(61,005)

Increase (decrease) in net assets	249,348	(175,737)	9,065	16,412	29,022	(1,086)	(60,992)
Net assets
Beginning of year	—	246,176	237,111	294,084	265,062	1,092,940	1,153,932

End of year	$249,348	$70,439	$246,176	$310,496	$294,084	$1,091,854	$1,092,940

Undistributed net investment income (loss) at the end of the year	$(322)	$3	$36	$—	$173	$81	$81

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 75

Notes to Financial Statements

(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. For each portfolio, the number of shares authorized is unlimited. The Fund currently consists of the following fourteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	International Small Cap Growth
Small Cap Growth	Institutional International Growth
Small-Mid Cap Growth	Institutional International Equity
Value Discovery	Emerging Markets Growth
Fixed Income Portfolio
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Class of the International Small Cap Growth Fund and Emerging Markets Growth Fund issue a separate report.

(b) Share Classes

Three different classes of shares currently exist: N, I and Institutional. This report includes financial highlight information for Classes N and I. The table below describes the Class N shares and the Class I shares covered by this report:

Class	Description
N	Class N shares are sold to the general public, either directly through the Fund’s distributor or through a select number of financial intermediaries. Class N shares are sold without any sales load, and carry an annual 12b-1 distribution fee (0.25% for the Equity and International Portfolios and 0.15% for the Fixed Income Portfolio) or a service fee (0.35% for the Money Market Portfolio), and an annual shareholder administration fee (0.15% for the International Small Cap Growth Portfolio and Emerging Markets Growth Portfolio).
I	Class I shares are sold to a limited group of investors. They do not carry any sales load or distribution fees and generally have lower ongoing expenses than the other classes. Class I shares of the International Small Cap Growth Portfolio and Emerging Markets Growth Portfolio carry an annual shareholder administration fee of 0.15%.

Investment income, realized and unrealized gains and losses, and certain portfolio level expenses and expense reductions, if any, are allocated based on the relative net assets of each class, except for certain class specific expenses which are charged directly to the appropriate class. Differences in class expenses may result in the payment of different per share dividends by class. All share classes of the Portfolios have equal rights with respect to voting subject to class specific arrangements.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

76 Annual Report	December 31, 2005

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Funds calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation. In addition, quarterly the Board of Trustees receives a report which tracks the fair value prices used to calculate the net asset value to the next day’s opening local prices.

Long-term, fixed income securities are valued based on market quotations, or by independent pricing services that use prices provided by market makers or by estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund’s valuation procedures. As of December 31, 2005, there were securities held in Small Cap Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Value Discovery Portfolios requiring fair valuation pursuant to the Fund’s valuation procedures. Short-term securities held in the Ready Reserves Fund are valued at amortized cost, which approximates market value.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuations in the foreign currency rate versus the United States dollar are recorded in the Statement of Operations as a component of the net realized gain (loss) on foreign currency transactions and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals. The interest rates shown in the Portfolio of Investments for the Income Portfolio and the Ready Reserves Portfolio were the rates in effect on December 31, 2005. Put bonds may be redeemed at the discretion of the holder on specified dates prior to maturity.

Paydown gains and losses on mortgage and asset-backed securities are treated as an adjustment to interest income. For the year ended December 31, 2005, the Income Portfolio recognized a reduction of interest income and a reduction of net realized loss of $2,990 (in thousands). This reclassification has no effect on the net asset value of the Portfolio.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are recognized on the basis of high cost lot sell selection.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined separately for each class by dividing the Portfolio’s net assets attributable to that class by the number of shares of the class outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open. Redemption fees may be applicable to redemptions within 60 days of purchase. The redemption fees collected by the Fund are netted against the amount of Redemptions for presentation on the Statement of Changes in Net Assets.

December 31, 2005	William Blair Funds 77

For the year ended December 31, 2005, the redemption fees collected by the Portfolios were as follows (in thousands):

Redemption Fees
Growth	$3
Tax-Managed Growth	—
Large Cap Growth	—
Small Cap Growth	17
Small Mid-Cap Growth	—
International Growth	51
International Equity	3
International Small Cap Growth	—
Emerging Markets Growth	10
Value Discovery	3
Income	—

Dividends from net investment income, if any, of the Growth, Tax-Managed Growth, Large Cap Growth, Small Cap Growth, Small-Mid Cap Growth, International Growth, International Equity, International Small Cap Growth, Emerging Markets Growth and Value Discovery Portfolios are declared at least annually. Dividends from the Income and the Ready Reserves Portfolios are declared monthly and daily, respectively. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications relate to net operating losses, Section 988 currency gains and losses, recharacterization of dividends received from investments in REITs, expired capital loss carryforwards, and gain or loss on in-kind transactions. These reclassifications have no impact on the net asset values of the Portfolios. Accordingly, at December 31, 2005, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/(Loss)	Capital Paid In Excess of Par Value
Growth	$986	$1	$(987)
Tax-Managed Growth	32	—	(32)
Large Cap Growth	21	—	(21)
Small Cap Growth	8,349	(8,316)	(33)
Small-Mid Cap Growth	382	(20)	(362)
International Growth	(10,344)	10,344	—
International Equity	(475)	472	3
International Small Cap Growth	(87)	87	—
Emerging Markets Growth	(391)	391	—
Value Discovery	15	(16,587)	16,572
Income	3,045	(2,990)	(55)
Ready Reserves	—	1	(1)

78 Annual Report	December 31, 2005

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2004 was as follows (in thousands):

	Distributions Paid In 2005		Distributions Paid In 2004
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Growth	$—	$8,977	$—	$—
Tax-Managed Growth	—	—	—	—
Large Cap Growth	—	—	—	—
Small Cap Growth	11,335	60,296	15,332	39,450
Small-Mid Cap Growth	—	495	—	—
International Growth	21,550	254,334	2,616	—
International Equity	—	—	—	—
International Small Cap Growth	6	—	—	—
Emerging Markets Growth	1,169	—	—	—
Value Discovery	—	24,647	—	26,037
Income	16,070	—	14,033	—
Ready Reserves	27,823	—	8,967	—

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Growth	$—	$—	$2,034	$63,480
Tax-Managed Growth	—	1,796	—	2,113
Large Cap Growth	—	5,327	—	1,659
Small Cap Growth	—	7,540	—	117,869
Small-Mid Cap Growth	—	—	1,113	8,223
International Growth	24,244	—	34,770	1,169,428
International Equity	1,109	1,042	—	14,362
International Small Cap Growth	511	—	—	4,111
Emerging Markets Growth	404	—	1,158	28,559
Value Discovery	—	—	4,318	10,896
Income	—	16,667	—	(3,885)
Ready Reserves	81	1,027	—	—

(f) Options

The Portfolios may engage in options transactions on security indices and other financial indices and in doing so achieve similar objectives to what they would achieve through the sale or purchase of options on individual securities or other instruments.

Option writing. When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Portfolio on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or, if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolio has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio as writer of an option bears the market risk of an unfavorable change in the price of the security underlying the written option. There were no open options at December 31, 2005.

(g) Foreign Currency Translation and Forward Foreign Currency Contracts

The International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. The Portfolios may enter into

December 31, 2005	William Blair Funds 79

foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(h) Income Taxes

Each Portfolio intends to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2005, were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Growth	$188,908	$65,480	$2,000	$63,480
Tax-Managed Growth	5,640	2,158	45	2,113
Large Cap Growth	15,052	1,888	229	1,659
Small Cap Growth	705,923	141,526	23,657	117,869
Small-Mid Cap Growth	63,839	9,850	1,627	8,223
International Growth	3,345,981	1,185,856	16,428	1,169,428
International Equity	164,469	15,390	1,028	14,362
International Small Cap Growth	47,338	4,497	386	4,111
Emerging Markets Growth	214,391	28,804	245	28,559
Value Discovery	57,317	11,878	982	10,896
Income	310,983	1,449	5,334	(3,885)
Ready Reserves	1,092,711	—	—	—

At December 31, 2005, the Portfolios have unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows (in thousands):

Portfolio	2006	2007	2008	2009	2010	2011	2012	2013	Total
Growth	$—	$—	$—	$—	$—	$—	$—	$—	$—
Tax-Managed Growth	—	—	—	273	1,037	468	—	—	1,778
Large Cap Growth	—	—	246	2,714	1,582	769	—	—	5,311
Small Cap Growth	—	—	—	—	—	—	—	—	—
Small-Mid Cap Growth	—	—	—	—	—	—	—	—	—
International Growth	—	—	—	—	—	—	—	—	—
International Equity	—	—	—	—	—	—	—	1,042	1,042
International Small Cap Growth	—	—	—	—	—	—	—	—	—
Emerging Markets Growth	—	—	—	—	—	—	—	—	—
Value Discovery	—	—	—	—	—	—	—	—	—
Income	—	1,249	3,292	—	1,692	1,582	4,431	3,398	15,644
Ready Reserves	1	51	24	—	930	—	21	—	1,027

The International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Portfolios recognized net unrealized appreciation/(depreciation) of $51,869, $1,706, $117 and $726, respectively (in thousands) in 2005, all of which has been reclassified from unrealized gain/(loss) on investments to undistributed net investment income.

80 Annual Report	December 31, 2005

For the period November 1, 2005 through December 31, 2005, the following Portfolios incurred net realized capital or foreign currency losses. Each Portfolio intends to treat this loss as having occurred in fiscal year 2006 for Federal income tax purposes (in thousands):

Portfolio	Capital Loss
Growth	$—
Tax-Managed Growth	18
Large Cap Growth	16
Small Cap Growth	7,540
Small-Mid Cap Growth	—
International Growth	—
International Equity	—
International Small Cap Growth	—
Emerging Markets Growth	—
Value Discovery	—
Income	1,023
Ready Reserves	—

(i) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

Each Portfolio has a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

Equity Portfolios		International Portfolios
Growth	0.75%	International Growth and International Equity
Tax-Managed Growth	0.80%	First $250 million	1.10%
Large Cap Growth	0.80%	In excess of $250 million	1.00%
Small Cap Growth	1.10%	International Small Cap Growth	1.00%
Small-Mid Cap Growth	1.00%	Emerging Markets Growth	1.10%
Value Discovery	1.15%

Fixed Income Portfolio		Money Market Portfolio
Income*		Ready Reserves
First $250 million	0.25%	First $250 million	0.275%
In excess of $250 million	0.20%	Next $250 million	0.250%
*Management fee also includes a charge of 5% of gross income.		Next $2 billion In excess of $2.5 billion	0.225 0.200	% %

December 31, 2005	William Blair Funds 81

Some of the Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2006, if total expenses for each class of the following Portfolios exceed the following rates (as a percentage of average daily net assets):

	Class N Shares		Class I Shares
	Through April 30, 2005	Effective May 1, 2005	Through April 30, 2005	Effective May 1, 2005
Tax-Managed Growth	1.54%	1.53%	1.29%	1.28%
Large Cap Growth	1.34%	1.25%	1.09%	1.00%
Small Cap Growth	1.53%	1.50%	1.40%	1.25%
Small-Mid Cap Growth	1.54%	1.40%	1.29%	1.15%
International Growth	N/A	1.48%	N/A	1.23%
International Equity	1.50%	1.48%	1.25%	1.23%
International Small Cap Growth	N/A	1.65%	N/A	1.40%
Emerging Markets Growth	N/A	1.65%	N/A	1.40%
Value Discovery	1.34%	1.34%	1.25%	1.09%
Income Fund	N/A	0.75%	N/A	N/A

For a period of five years subsequent to the Commencement of Operations of each Fund, the Company is entitled to reimbursement from the Tax-Managed Growth, Large Cap Growth, and Small Cap Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. As a result, the total expense ratio for the Portfolios during the period the agreement is in effect will not fall below the percentages indicated. The Company’s right to be reimbursed under these agreements expired December 27, 2004. Under this provision, the Small Cap Growth Portfolio reimbursed the Advisor $164, for the year ended December 31, 2004 (in thousands).

For a period of three years subsequent to the Commencement of Operations of the Small-Mid Cap Growth, the International Equity, International Small Cap Growth and the Emerging Markets Growth Portfolios, the Company is entitled to reimbursement for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2005 is $131 (in thousands) for the Small-Mid Cap Growth Portfolio, $244 for the International Equity Portfolio, $54 for the International Small Cap Growth Portfolio and $161 for the Emerging Markets Growth Portfolio.

For the year ended December 31, 2005, the investment advisory fees incurred by the Portfolios and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Additional Expenses (Recovered) or Absorbed by Advisor
Growth	$1,873	$—	$1,873	$—
Tax-Managed Growth	48	48	—	14
Large Cap Growth	83	83	—	3
Small Cap Growth	8,101	—	8,101	—
Small-Mid Cap Growth	494	50	444	—
International Growth	34,942	—	34,942	—
International Equity	670	182	488	—
International Small Cap Growth	61	54	7	—
Emerging Markets Growth	508	161	347	—
Value Discovery	1,518	319	1,199	—
Income	1,422	—	1,422	—
Ready Reserves	2,614	—	2,614	—

(b) Underwriting, Distribution Services and Service Agreement

Each Portfolio except Ready Reserves Portfolio has a Distribution Agreement with the Company for distribution services. Each Portfolio pays the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets of specified share classes. The annual rates expressed as a percentage of average daily net assets for Class N is 0.25% for all Portfolios except the Income Portfolio, which is 0.15%. Pursuant to the Distribution Agreement, the Company enters into related selling group agreements with various firms at various rates for sales of the Portfolios’ Class N shares.

82 Annual Report	December 31, 2005

Distribution fees incurred by the Portfolios to the Company, for the year ended December 31, 2005, were as follows (in thousands):

Portfolio	Gross Distribution Fees	Fee Waiver	Net Distribution Fee
Growth	$122	$—	$122
Tax-Managed Growth	—	—	—
Large Cap Growth	8	—	8
Small Cap Growth	1,108	—	1,108
Small-Mid Cap Growth	24	—	24
International Growth	5,945	—	5,945
International Equity	21	—	21
International Small Cap Growth	—	—	—
Emerging Markets Growth	8	—	8
Value Discovery	53	14	39
Income	141	—	141

The Ready Reserves Portfolio has a Service Agreement with the Company to provide shareholder services and automatic sweep services. The Portfolio pays the Company an annual fee, payable monthly, based upon 0.35% of the average daily net assets of Class N. For the year ended December 31, 2005, the following fees were incurred (in thousands):

Ready Reserves	$3,776

The International Small Cap Growth and the Emerging Markets Growth Portfolios have a Shareholder Administration Agreement with the Company to provide shareholder administration services. Class N and Class I shares of the Portfolios pay the Company an annual fee, payable monthly, based upon 0.15% of average daily net assets attributable to each class, respectively. For the year ended December 31, 2005, the following fees were incurred (in thousands):

International Small Cap Growth	$3
Emerging Markets Growth	22

(c) Trustees Fees

The Portfolios incurred fees of $218 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2005. Interested trustees are not compensated.

(d) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios’ investment in the Ready Reserves Fund. The fees waived with respect to each Portfolio for the year ended December 31, 2005 are listed below. Distributions received from Ready Reserves are reflected as dividend income in each Portfolio’s statement of operations. Amounts relating to the Portfolios’ investments in Ready Reserves were as follows for the year ended December 31, 2005 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Growth	$46,212	$45,626	$11	$41	$724	0.3%
Tax-Managed Growth	2,298	1,982	1	6	363	4.6
Large Cap Growth	10,184	9,937	2	11	424	2.5
Small Cap Growth	79,733	90,580	52	220	11,002	1.3
Small-Mid Cap Growth	18,182	17,146	8	32	2,012	2.9
International Growth	125,312	136,500	152	660	28,678	0.7
International Equity	18,145	16,804	7	38	1,560	0.9
International Small Cap Growth	3,170	2,760	—	1	410	0.8
Emerging Markets Growth	17,270	13,449	5	26	3,821	1.5
Value Discovery	33,889	40,717	8	28	73	0.1

December 31, 2005	William Blair Funds 83

(e) Capital Contribution to Affiliated Portfolio

In 2004, the Company voluntarily contributed $1 million dollars to the Ready Reserves Portfolio for which it did not receive any shares. This contribution is reflected on the Statement of Changes in Net Assets.

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2005 were as follows (in thousands):

Portfolio	Purchases	Sales
Growth	$132,859	$184,856
Tax-Managed Growth	2,096	1,474
Large Cap Growth	14,622	5,328
Small Cap Growth	633,328	577,945
Small-Mid Cap Growth	64,587	29,936
International Growth	3,113,784	2,361,056
International Equity	220,070	74,046
International Small Cap Growth	50,786	7,799
Emerging Markets Growth	240,654	40,574
Value Discovery	163,644	326,814
Income	155,850	127,568

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, the International Growth, International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios enter into foreign currency forward contracts with its custodian and others. The Portfolios bear the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign currency forward contracts at December 31, 2005.

(5) Subsequent Events

The Fund filed a Post-Effective Amendment to its Registration Statement on November 17, 2005 for the purpose of adding a new portfolio to the Fund, William Blair Mid Cap Growth Fund-Class N and Class I. The new Portfolio commenced operations on February 1, 2006.

84 Annual Report	December 31, 2005

(5) Fund Share Transactions

The following table summarizes the activity in capital shares of each Portfolio (in thousands):

	Sales (Dollars)
	Year Ended December 31, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$10,753	$9,054	$19,807	$19,930	$15,264	$35,194
Tax-Managed Growth	113	1,662	1,775	—	246	246
Large Cap Growth	7,918	3,738	11,656	99	1,556	1,655
Small Cap Growth	236,433	108,640	345,073	182,154	77,876	260,030
Small Mid-Cap Growth	5,104	38,266	43,370	7,409	13,822	21,231
International Growth	1,066,440	358,231	1,424,671	806,487	336,908	1,143,395
International Equity (a)	18,044	178,024	196,068	1,729	14,645	16,374
International Small Cap Growth (b)	2,422	11,684	14,106
Emerging Markets Growth (c)	20,123	31,981	52,104	—	—	—
Value Discovery	1,656	17,632	19,288	13,405	45,000	58,405
Income (d)	57,943	37,159	95,102	50,605	42,898	93,503
Ready Reserves	1,131,031	—	1,131,031	1,678,077	—	1,678,077

	Reinvested Distributions (Dollars)
	Year Ended December 31, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$1,778	$6,484	$8,262	$—	$—	$—
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	42,338	27,541	69,879	33,424	19,852	53,276
Small Mid-Cap Growth	77	380	457	—	—	—
International Growth	170,874	75,271	246,145	497	1,664	2,161
International Equity (a)	—	—	—	—	—	—
International Small Cap Growth (b)	—	—	—
Emerging Markets Growth (c)	104	160	264	—	—	—
Value Discovery	5,835	18,431	24,266	3,559	22,079	25,638
Income	4,620	7,921	12,541	2,575	7,510	10,085
Ready Reserves	27,698	—	27,698	8,904	—	8,904

	Redemptions (Dollars)
	Year Ended December 31, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$14,242	$49,911	$64,153	$15,081	$45,717	$60,798
Tax-Managed Growth	8	554	562	41	1,610	1,651
Large Cap Growth	185	1,647	1,832	134	945	1,079
Small Cap Growth	214,257	73,727	287,984	128,696	29,326	158,022
Small Mid-Cap Growth	2,617	3,636	6,253	924	254	1,178
International Growth	477,866	120,404	598,270	409,543	77,654	487,197
International Equity (a)(d)	1,207	40,936	42,143	1	7,745	7,746
International Small Cap Growth (b)	—	100	100
Emerging Markets Growth (c)	1,024	605	1,629	—	—	—
Value Discovery	18,736	165,704	184,440	9,478	66,515	75,993
Income	40,325	40,480	80,805	16,560	51,147	67,707
Ready Reserves	1,159,815	—	1,159,815	1,748,986	—	1,748,986

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	For the period from November 1, 2005 (Commencement of Operation) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(d)	For 2005, the sales of Class I shares for Income Fund reflect two in-kind purchases totaling $4.2 million dollars. For 2004, the sales of Class I for Income Fund reflect two in-kind purchases totaling $1.4 million dollars. For 2004, the redemptions for Class I for International Equity Fund reflects an in-kind redemption of $7.7 million. This in-kind redemption resulted in a non-taxable gain of $739 (in thousands).

December 31, 2005	William Blair Funds 85

	Net Change in Net Assets relating to Fund Share Activity (Dollars)
	Year Ended December 31, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	$(1,711)	$(34,373)	$(36,084)	$4,849	$(30,453)	$(25,604)
Tax-Managed Growth	105	1,108	1,213	(41)	(1,364)	(1,405)
Large Cap Growth	7,733	2,091	9,824	(35)	611	576
Small Cap Growth	64,514	62,454	126,968	86,882	68,402	155,284
Small Mid-Cap Growth	2,564	35,010	37,574	6,485	13,568	20,053
International Growth	759,448	313,098	1,072,546	397,441	260,918	658,359
International Equity (a)	16,837	137,088	153,925	1,728	6,900	8,628
International Small Cap Growth (b)	2,422	11,584	14,006	—	—	—
Emerging Markets Growth (c)	19,203	31,536	50,739	—	—	—
Value Discovery	(11,245)	(129,641)	(140,886)	7,486	564	8,050
Income	22,238	4,600	26,838	36,620	(739)	35,881
Ready Reserves	(1,086)	—	(1,086)	(62,005)	—	(62,005)

	Sales (Shares)
	Year Ended December 31, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	992	846	1,838	2,031	1,516	3,547
Tax-Managed Growth	11	168	179	—	29	29
Large Cap Growth	1,273	597	1,870	16	259	275
Small Cap Growth	9,448	4,272	13,720	7,573	3,260	10,833
Small Mid-Cap Growth	450	3,393	3,843	714	1,328	2,042
International Growth	45,004	15,184	60,188	41,858	17,229	59,087
International Equity (a)	1,550	14,844	16,394	165	1,392	1,557
International Small Cap Growth (b)	235	1,153	1,388	—	—	—
Emerging Markets Growth (c)	1,604	2,731	4,335	—	—	—
Value Discovery	78	829	907	576	1,900	2,476
Income	5,777	3,717	9,494	4,919	4,171	9,090
Ready Reserves	1,131,031	—	1,131,031	1,678,077	—	1,678,077

	Reinvested Distributions (Shares)
	Year Ended December 31, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	155	555	710	—	—	—
Tax-Managed Growth	—	—	—	—	—	—
Large Cap Growth	—	—	—	—	—	—
Small Cap Growth	1,752	1,121	2,873	1,331	781	2,112
Small Mid-Cap Growth	6	30	36	—	—	—
International Growth	6,912	3,007	9,919	23	78	101
International Equity (a)	—	—	—	—	—	—
International Small Cap Growth (b)	—	—	—	—	—	—
Emerging Markets Growth (c)	7	12	19	—	—	—
Value Discovery	390	1,218	1,608	160	991	1,151
Income	464	796	1,260	251	734	985
Ready Reserves	27,698	—	27,698	8,904	—	8,904

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

86 Annual Report	December 31, 2005

	Redemptions (Shares)
	Year Ended December 31, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	1,313	4,632	5,945	1,529	4,528	6,057
Tax-Managed Growth	—	59	59	5	190	195
Large Cap Growth	30	264	294	22	158	180
Small Cap Growth	8,709	2,954	11,663	5,546	1,239	6,785
Small Mid-Cap Growth	234	303	537	86	26	112
International Growth	20,661	5,142	25,803	21,332	4,005	25,337
International Equity (a)	104	3,398	3,502	—	705	705
International Small Cap Growth (b)	—	10	10	—	—	—
Emerging Markets Growth (c)	81	47	128	—	—	—
Value Discovery	892	7,748	8,640	408	2,844	3,252
Income	4,028	4,056	8,084	1,614	4,985	6,599
Ready Reserves	1,159,815	—	1,159,815	1,748,986	—	1,748,986

	Net Change in Shares Outstanding relating to Fund Share Activity (Shares)
	Year Ended December 31, 2005			Year Ended December 31, 2004
Portfolio	Class N	Class I	Total	Class N	Class I	Total
Growth	(166)	(3,231)	(3,397)	502	(3,012)	(2,510)
Tax-Managed Growth	11	109	120	(5)	(161)	(166)
Large Cap Growth	1,243	333	1,576	(6)	101	95
Small Cap Growth	2,491	2,439	4,930	3,358	2,802	6,160
Small Mid-Cap Growth	222	3,120	3,342	628	1,302	1,930
International Growth	31,255	13,049	44,304	20,549	13,302	33,851
International Equity (a)	1,446	11,446	12,892	165	687	852
International Small Cap Growth (b)	235	1,143	1,378	—	—	—
Emerging Markets Growth (c)	1,530	2,696	4,226	—	—	—
Value Discovery	(424)	(5,701)	(6,125)	328	47	375
Income	2,213	457	2,670	3,556	(80)	3,476
Ready Reserves	(1,086)	—	(1,086)	(62,005)	—	(62,005)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

December 31, 2005	William Blair Funds 87

Financial Highlights

Growth Fund

	Class N
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.70	$9.97	$8.06	$10.87	$12.73
Income (loss) from investment operations:
Net investment income (loss)	(0.06)	(0.06)	(0.06)	(0.07)	(0.06)
Net realized and unrealized gain (loss) on investments	1.11	0.79	1.97	(2.74)	(1.66)

Total from investment operations	1.05	0.73	1.91	(2.81)	(1.72)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.42	—	—	—	0.14

Total distributions	0.42	—	—	—	0.14

Net asset value, end of year	$11.33	$10.70	$9.97	$8.06	$10.87

Total return (%)	9.75	7.32	23.70	(25.85)	(13.53)
Ratios to average daily net assets (%):
Expenses	1.15	1.17	1.19	1.19	1.18
Net investment income (loss)	(0.60)	(0.60)	(0.67)	(0.73)	(0.57)

	Class I
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.84	$10.08	$8.12	$10.93	$12.77
Income (loss) from investment operations:
Net investment income (loss)	(0.04)	(0.04)	(0.04)	(0.05)	(0.04)
Net realized and unrealized gain (loss) on investments	1.14	0.80	2.00	(2.76)	(1.66)

Total from investment operations	1.10	0.76	1.96	(2.81)	(1.70)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	0.42	—	—	—	0.14

Total distributions	0.42	—	—	—	0.14

Net asset value, end of year	$11.52	$10.84	$10.08	$8.12	$10.93

Total return (%)	10.08	7.54	24.14	(25.71)	(13.33)
Ratios to average daily net assets (%):
Expenses	0.90	0.92	0.94	0.94	0.93
Net investment income (loss)	(0.35)	(0.35)	(0.42)	(0.48)	(0.32)

	Years Ended December 31,
	2005	2004	2003	2002	2001
Supplemental data for all classes:
Net assets at end of year (in thousands)	$253,599	$275,506	$281,654	$255,625	$386,096
Portfolio turnover rate (%)	54	35	45	29	74

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

88 Annual Report	December 31, 2005

Financial Highlights

Tax-Managed Growth Fund

	Class N
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$8.99	$8.41	$6.86	$9.07	$10.08
Income (loss) from investment operations:
Net investment income (loss)	(0.07)	(0.08)	(0.07)	(0.06)	(0.05)
Net realized and unrealized gain (loss) on investments	1.19	0.66	1.62	(2.15)	(0.96)

Total from investment operations	1.12	0.58	1.55	(2.21)	(1.01)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$10.11	$8.99	$8.41	$6.86	$9.07

Total return (%)	12.46	6.90	22.59	(24.37)	(10.02)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.53	1.54	1.49	1.36	1.36
Expenses, before waivers and reimbursements	2.55	2.26	2.26	2.22	3.64
Net investment income (loss), net of waivers and reimbursements	(0.76)	(0.92)	(0.91)	(0.72)	(0.57)
Net investment income (loss), before waivers and reimbursements	(1.78)	(1.64)	(1.68)	(1.58)	(2.85)

	Class I
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$9.10	$8.50	$6.92	$9.12	$10.11
Income (loss) from investment operations:
Net investment income (loss)	(0.05)	(0.06)	(0.05)	(0.04)	(0.03)
Net realized and unrealized gain (loss) on investments	1.22	0.66	1.63	(2.16)	(0.96)

Total from investment operations	1.17	0.60	1.58	(2.20)	(0.99)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$10.27	$9.10	$8.50	$6.92	$9.12

Total return (%)	12.86	7.06	22.83	(24.12)	(9.79)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.28	1.29	1.24	1.11	1.11
Expenses, before waivers and reimbursements	2.30	2.01	2.01	1.97	3.39
Net investment income (loss), net of waivers and reimbursements	(0.51)	(0.67)	(0.66)	(0.47)	(0.32)
Net investment income (loss), before waivers and reimbursements	(1.53)	(1.39)	(1.43)	(1.33)	(2.60)

	Years Ended December 31,
	2005	2004	2003	2002	2001
Supplemental data for all classes:
Net assets at end of year (in thousands)	$7,815	$5,847	$6,871	$5,303	$7,211
Portfolio turnover rate (%)	25	31	37	44	37

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2005	William Blair Funds 89

Financial Highlights

Large Cap Growth Fund

	Class N
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$6.24	$5.93	$4.80	$6.72	$8.45
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.04)	(0.04)	(0.04)	(0.05)
Net realized and unrealized gain (loss) on investments	0.25	0.35	1.17	(1.88)	(1.68)

Total from investment operations	0.23	0.31	1.13	(1.92)	(1.73)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$6.47	$6.24	$5.93	$4.80	$6.72

Total return (%)	3.69	5.23	23.54	(28.57)	(20.47)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.28	1.38	1.42	1.36	1.36
Expenses, before waivers and reimbursements	2.08	2.29	2.39	2.45	3.01
Net investment income (loss), net of waivers and reimbursements	(0.37)	(0.63)	(0.76)	(0.71)	(0.79)
Net investment income (loss), before waivers and reimbursements	(1.17)	(1.54)	(1.73)	(1.80)	(2.44)

	Class I
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$6.31	$5.99	$4.82	$6.74	$8.47
Income (loss) from investment operations:
Net investment income (loss)	(0.01)	(0.02)	(0.03)	(0.03)	(0.04)
Net realized and unrealized gain (loss) on investments	0.26	0.34	1.20	(1.89)	(1.69)

Total from investment operations	0.25	0.32	1.17	(1.92)	(1.73)
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	—	—	—	—	—

Total distributions	—	—	—	—	—

Net asset value, end of year	$6.56	$6.31	$5.99	$4.82	$6.74

Total return (%)	3.96	5.34	24.27	(28.49)	(20.43)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.03	1.13	1.17	1.11	1.11
Expenses, before waivers and reimbursements	1.83	2.04	2.14	2.20	2.76
Net investment income (loss), net of waivers and reimbursements	(0.12)	(0.38)	(0.51)	(0.46)	(0.54)
Net investment income (loss), before waivers and reimbursements	(0.92)	(1.29)	(1.48)	(1.55)	(2.19)

	Years Ended December 31,
	2005	2004	2003	2002	2001
Supplemental data for all classes:
Net assets at end of year (in thousands)	$16,888	$6,417	$5,519	$5,469	$5,991
Portfolio turnover rate (%)	53	39	33	52	87

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

90 Annual Report	December 31, 2005

Financial Highlights

Small Cap Growth Fund

	Class N
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$25.72	$21.83	$13.72	$16.58	$13.16
Income (loss) from investment operations:
Net investment income (loss)	(0.30)	(0.30)	(0.21)	(0.19)	(0.17)
Net realized and unrealized gain (loss) on investments	0.64	6.20	8.68	(2.67)	3.59

Total from investment operations	0.34	5.90	8.47	(2.86)	3.42
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.30	2.01	0.36	—	—

Total distributions	2.30	2.01	0.36	—	—

Net asset value, end of year	$23.76	$25.72	$21.83	$13.72	$16.58

Total return (%)	1.18	27.24	61.88	(17.25)	25.99
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.49	1.49	1.55	1.56	1.59
Expenses, before waivers and reimbursements	1.49	1.46	1.52	1.62	1.95
Net investment income (loss), net of waivers and reimbursements	(1.23)	(1.27)	(1.22)	(1.31)	(1.15)
Net investment income (loss), before waivers and reimbursements	(1.23)	(1.24)	(1.19)	(1.37)	(1.51)

	Class I
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$26.04	$22.03	$13.82	$16.65	$13.18
Income (loss) from investment operations:
Net investment income (loss)	(0.25)	(0.24)	(0.18)	(0.16)	(0.13)
Net realized and unrealized gain (loss) on investments	0.67	6.26	8.75	(2.67)	3.60

Total from investment operations	0.42	6.02	8.57	(2.83)	3.47
Less distributions from:
Net investment income	—	—	—	—	—
Net realized gain	2.30	2.01	0.36	—	—

Total distributions	2.30	2.01	0.36	—	—

Net asset value, end of year	$24.16	$26.04	$22.03	$13.82	$16.65

Total return (%)	1.48	27.54	62.15	(17.00)	26.33
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.24	1.24	1.35	1.31	1.34
Expenses, before waivers and reimbursements	1.24	1.21	1.28	1.37	1.70
Net investment income (loss), net of waivers and reimbursements	(0.98)	(1.02)	(1.02)	(1.06)	(0.90)
Net investment income (loss), before waivers and reimbursements	(0.98)	(0.99)	(0.95)	(1.12)	(1.26)

	Years Ended December 31,
	2005	2004	2003	2002	2001
Supplemental data for all classes:
Net assets at end of period (in thousands)	$831,738	$771,209	$518,824	$78,581	$54,658
Portfolio turnover rate (%)	80	109	103	133	147

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2005	William Blair Funds 91

Financial Highlights

Small-Mid Cap Growth Fund

	Class N
	Years Ended December 31,
	2005	2004	2003 (a)
Net asset value, beginning of year	$11.28	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.11)	(0.13)	—
Net realized and unrealized gain (loss) on investments	1.32	1.47	(0.06)

Total from investment operations	1.21	1.34	(0.06)
Less distributions from:
Net investment income	—	—	—
Net realized gain	0.09	—	—

Total distributions	0.09	—	—

Net asset value, end of year	$12.40	$11.28	$9.94

Total return (%)	10.72	13.48	(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.45	1.54	1.54	(b)
Expenses, before waivers and reimbursements	1.54	2.14	1.54	(b)
Net investment income (loss), net of waivers and reimbursements	(0.97)	(1.26)	(1.54	)(b)
Net investment income (loss), before waivers and reimbursements	(1.06)	(1.86)	(1.54	)(b)

	Class I
	Years Ended December 31,
	2005	2004	2003 (a)
Net asset value, beginning of year	$11.30	$9.94	$10.00
Income (loss) from investment operations:
Net investment income (loss)	(0.08)	(0.11)	—
Net realized and unrealized gain (loss) on investments	1.33	1.47	(0.06)

Total from investment operations	1.25	1.36	(0.06)
Less distributions from:
Net investment income	—	—	—
Net realized gain	0.09	—	—

Total distributions	0.09	—	—

Net asset value, end of year	$12.46	$11.30	$9.94

Total return (%)	11.05	13.68	(0.60)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.20	1.29	1.29	(b)
Expenses, before waivers and reimbursements	1.29	1.89	1.29	(b)
Net investment income (loss), net of waivers and reimbursements	(0.72)	(1.01)	(1.29	)(b)
Net investment income (loss), before waivers and reimbursements	(0.81)	(1.61)	(1.29	)(b)

	Years Ended December 31,
	2005	2004	2003
Supplemental data for all classes:
Net assets at end of year (in thousands)	$70,211	$25,974	$3,673
Portfolio turnover rate (%)	62	55	—	(b)

(a)	For the period from December 29, 2003 (Commencement of Operations) to December 31, 2003.
(b)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

92 Annual Report	December 31, 2005

Financial Highlights

International Growth Fund

	Class N
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$22.09	$18.65	$13.13	$15.48	$17.93
Income (loss) from investment operations:
Net investment income (loss) (a)	0.15	(0.02)	0.02	(0.05)	(0.02)
Net realized and unrealized gain (loss) on investments	4.60	3.47	5.52	(2.30)	(2.43)

Total from investment operations	4.75	3.45	5.54	(2.35)	(2.45)
Less distributions from:
Net investment income	0.11	0.01	0.02	—	—
Net realized gain	1.51	—	—	—	—

Total distributions	1.62	0.01	0.02	—	—

Net asset value, end of year	$25.22	$22.09	$18.65	$13.13	$15.48

Total return (%)	21.65	18.48	42.21	(15.18)	(13.66)
Ratios to average daily net assets (%):
Expenses	1.42	1.47	1.50	1.51	1.60
Net investment income (loss)	0.16	(0.16)	0.05	(0.36)	(0.11)

	Class I
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$22.34	$18.85	$13.27	$15.60	$18.02
Income (loss) from investment operations:
Net investment income (loss) (a)	0.27	0.01	0.09	(0.01)	0.02
Net realized and unrealized gain (loss) on investments	4.61	3.53	5.54	(2.32)	(2.44)

Total from investment operations	4.88	3.54	5.63	(2.33)	(2.42)
Less distributions from:
Net investment income	0.16	0.05	0.05	—	—
Net realized gain	1.51	—	—	—	—

Total distributions	1.67	0.05	0.05	—	—

Net asset value, end of year	$25.55	$22.34	$18.85	$13.27	$15.60

Total return (%)	22.00	18.79	42.42	(14.94)	(13.43)
Ratios to average daily net assets (%):
Expenses	1.17	1.22	1.25	1.26	1.35
Net investment income (loss)	0.41	0.09	0.30	(0.11)	0.14

	Years Ended December 31,
	2005	2004	2003	2002	2001
Supplemental data for all classes:
Net assets at end of year (in thousands)	$4,551,077	$3,001,434	$1,899,699	$778,788	$454,055
Portfolio turnover rate (%)	70	79	57	73	112

(a)	Excludes $0.37, $0.12, $0.03, $0.00, and $0.00, of PFIC mark to market which are treated as ordinary income for Federal tax purposes for the years 2005, 2004, 2003, 2002, and 2001, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2005	William Blair Funds 93

Financial Highlights

International Equity Fund

	Class N
	Years Ended December 31,
	2005	2004 (a)
Net asset value, beginning of year	$11.33	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	(0.01)	(0.04)
Net realized and unrealized gain (loss) on investments	1.54	1.37

Total from investment operations	1.53	1.33
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of year	$12.86	$11.33

Total return (%)	13.50	13.30
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.48	1.50	(b)
Expenses, before waivers and reimbursements	1.81	2.96	(b)
Net investment income (loss), net of waivers and reimbursements	(0.33)	(0.77	)(b)
Net investment income (loss), before waivers and reimbursements	(0.66)	(2.23	)(b)

	Class I
	Years Ended December 31,
	2005	2004 (a)
Net asset value, beginning of year	$11.37	$10.00
Income (loss) from investment operations:
Net investment income (loss) (c)	(0.01)	(0.01)
Net realized and unrealized gain (loss) on investments	1.58	1.38

Total from investment operations	1.57	1.37
Less distributions from:
Net investment income	—	—
Net realized gain	—	—

Total distributions	—	—

Net asset value, end of year	$12.94	$11.37

Total return (%)	13.81	13.70
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.23	1.25	(b)
Expenses, before waivers and reimbursements	1.56	2.71	(b)
Net investment income (loss), net of waivers and reimbursements	(0.08)	(0.52	)(b)
Net investment income (loss), before waivers and reimbursements	(0.41)	(1.98	)(b)

	Years Ended December 31,
	2005	2004
Supplemental data for all classes:
Net assets at end of year (in thousands)	$177,710	$9,689
Portfolio turnover rate (%)	127	108	(b)

(a)	For the period from May 24, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Rates are annualized for periods that are less than a year.
(c)	Excludes $0.33 and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2005 and 2004, respectively.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

94 Annual Report	December 31, 2005

Financial Highlights

International Small Cap Growth Fund

Class N
Period Ended
12/31/2005 (a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain (loss) on investments	1.17

Total from investment operations	1.16
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$11.16

Total return (%)	11.60
Ratios to average daily net assets (%) (c):
Expenses, net of waivers and reimbursements	1.65
Expenses, before waivers and reimbursements	2.57
Net investment income (loss), net of waivers and reimbursements	(0.40)
Net investment income (loss), before waivers and reimbursements	(1.32)

Class I
Period Ended
12/31/2005 (a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	—
Net realized and unrealized gain (loss) on investments	1.16

Total from investment operations	1.16
Less distributions from:
Net investment income	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$11.16

Total return (%)	11.60
Ratios to average daily net assets (%) (c):
Expenses, net of waivers and reimbursements	1.40
Expenses, before waivers and reimbursements	2.32
Net investment income (loss), net of waivers and reimbursements	(0.15)
Net investment income (loss), before waivers and reimbursements	(1.07)

Period Ended
12/31/2005 (a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$50,534
Portfolio turnover rate (%) (c)	127

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2005	William Blair Funds 95

Financial Highlights

Emerging Markets Growth Fund

Class N
Period Ended
12/31/2005 (a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	(0.01)
Net realized and unrealized gain (loss) on investments	4.26

Total from investment operations	4.25
Less distributions from:
Net investment income	—
Net realized gain	0.08

Total distributions	0.08

Net asset value, end of period	$14.17

Total return (%)	42.52
Ratios to average daily net assets (%) (c):
Expenses, net of waivers and reimbursements	1.55
Expenses, before waivers and reimbursements	1.91
Net investment income (loss), net of waivers and reimbursements	(0.11)
Net investment income (loss), before waivers and reimbursements	(0.47)

Class I
Period Ended
12/31/2005 (a)
Net asset value, beginning of period	$10.00
Income (loss) from investment operations:
Net investment income (loss) (b)	0.01
Net realized and unrealized gain (loss) on investments	4.26

Total from investment operations	4.27
Less distributions from:
Net investment income	—
Net realized gain	0.08

Total distributions	0.08

Net asset value, end of period	$14.19

Total return (%)	42.72
Ratios to average daily net assets (%) (c):
Expenses, net of waivers and reimbursements	1.40
Expenses, before waivers and reimbursements	1.76
Net investment income (loss), net of waivers and reimbursements	0.04
Net investment income (loss), before waivers and reimbursements	(0.32)

Period Ended
12/31/2005 (a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$249,348
Portfolio turnover rate (%) (c)	77

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

96 Annual Report	December 31, 2005

Financial Highlights

Value Discovery Fund

	Class N
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$22.70	$22.68	$16.28	$18.23	$16.20
Income (loss) from investment operations:
Net investment income (loss)	(0.02)	(0.01)	(0.06)	(0.03)	0.08
Net realized and unrealized gain (loss) on investments	0.14	2.68	6.46	(1.92)	2.74

Total from investment operations	0.12	2.67	6.40	(1.95)	2.82
Less distributions from:
Net investment income	—	—	—	—	0.03
Net realized gain	7.87	2.65	—	—	0.76

Total distributions	7.87	2.65	—	—	0.79

Net asset value, end of year	$14.95	$22.70	$22.68	$16.28	$18.23

Total return (%)	0.49	12.05	39.31	(10.70)	17.39
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.34	1.34	1.49	1.53	1.61
Expenses, before waivers and reimbursements	1.64	1.48	1.58	1.53	1.66
Net investment income (loss), net of waivers and reimbursements	(0.22)	(0.06)	(0.30)	(0.16)	0.28
Net investment income (loss), before waivers and reimbursements	(0.52)	(0.20)	(0.39)	(0.16)	0.23

	Class I
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$22.82	$22.76	$16.31	$18.19	$16.16
Income (loss) from investment operations:
Net investment income (loss)	—	0.01	(0.03)	0.01	0.17
Net realized and unrealized gain (loss) on investments	0.17	2.70	6.48	(1.89)	2.70

Total from investment operations	0.17	2.71	6.45	(1.88)	2.87
Less distributions from:
Net investment income	—	—	—	—	0.08
Net realized gain	7.87	2.65	—	—	0.76

Total distributions	7.87	2.65	—	—	0.84

Net asset value, end of year	$15.12	$22.82	$22.76	$16.31	$18.19

Total return (%)	0.70	12.18	39.55	(10.34)	17.72
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.14	1.23	1.33	1.34	1.36
Expenses, before waivers and reimbursements	1.39	1.23	1.33	1.34	1.41
Net investment income (loss), net of waivers and reimbursements	(0.02)	0.05	(0.14)	0.03	0.53
Net investment income (loss), before waivers and reimbursements	(0.27)	0.05	(0.14)	0.03	0.48

	Years Ended December 31,
	2005	2004	2003	2002	2001
Supplemental data for all classes:
Net assets at end of year (in thousands)	$70,439	$246,176	$237,111	$190,802	$149,292
Portfolio turnover rate (%)	125	50	51	20	48

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2005	William Blair Funds 97

Financial Highlights

Income Fund

	Class N
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.19	$10.43	$10.62	$10.34	$10.22
Income (loss) from investment operations:
Net investment income (loss) (a)	0.47	0.52	0.40	0.55	0.55
Net realized and unrealized gain (loss) on investments	(0.30)	(0.26)	(0.02)	0.25	0.17

Total from investment operations	0.17	0.26	0.38	0.80	0.72
Less distributions from:
Net investment income	0.53	0.50	0.57	0.52	0.60
Net realized gain	—	—	—	—	—

Total distributions	0.53	0.50	0.57	0.52	0.60

Net asset value, end of year	$9.83	$10.19	$10.43	$10.62	$10.34

Total return (%)	1.71	2.61	3.68	7.91	7.18
Ratios to average daily net assets (%):
Expenses	0.73	0.78	0.77	0.81	0.94
Net investment income (loss)	4.09	4.12	4.09	5.23	5.38

	Class I
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$10.15	$10.40	$10.62	$10.35	$10.24
Income (loss) from investment operations:
Net investment income (loss) (a)	0.52	0.59	0.43	0.57	0.58
Net realized and unrealized gain (loss) on investments	(0.33)	(0.31)	(0.04)	0.24	0.15

Total from investment operations	0.19	0.28	0.39	0.81	0.73
Less distributions from:
Net investment income	0.52	0.53	0.61	0.54	0.62
Net realized gain	—	—	—	—	—

Total distributions	0.52	0.53	0.61	0.54	0.62

Net asset value, end of year	$9.82	$10.15	$10.40	$10.62	$10.35

Total return (%)	1.92	2.79	3.76	8.04	7.32
Ratios to average daily net assets (%):
Expenses	0.58	0.63	0.62	0.66	0.79
Net investment income (loss)	4.24	4.27	4.24	5.38	5.53

	Years Ended December 31,
	2005	2004	2003	2002	2001
Supplemental data for all classes:
Net assets at end of year (in thousands)	$310,496	$294,084	$265,062	$196,136	$176,264
Portfolio turnover rate (%)	41	43	36	66	82

(a)	As required, in 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began treating any paydown gain or losses on mortgage and asset backed securities as an adjustment to income. The effect of this change for the year 2001 was to decrease net investment income per share by $.05 and increase the net realized and unrealized gain and loss per share by $.05. It decreases the Ratio of Net Investment Income to Average Net Assets from 5.87% to 5.38% for Class N for 2001. It decreased the Ratio of Net Investment Income from 6.02% to 5.53% for Class I shares for 2001.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

98 Annual Report	December 31, 2005

Financial Highlights

Ready Reserves Fund

	Class N
	Years Ended December 31,
	2005	2004	2003	2002	2001
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.01	0.01	0.01	0.04

Total from investment operations	0.03	0.01	0.01	0.01	0.04
Less distributions from:
Net investment income	0.03	0.01	0.01	0.01	0.04

Total distributions	0.03	0.01	0.01	0.01	0.04

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total return (%)	2.62	0.80	0.66	1.28	3.66
Ratios to average daily net assets (%)
Expenses	0.64	0.65	0.66	0.67	0.67
Net investment income (loss)	2.57	0.80	0.66	1.28	3.63
Supplemental data:
Net assets at end of year (in thousands)	$1,091,854	$1,092,940	$1,153,932	$1,324,001	$1,403,740

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com.

December 31, 2005	William Blair Funds 99

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Growth Fund, Tax-Managed Growth Fund, Large Cap Growth Fund, Small Cap Growth Fund, Small-Mid Cap Growth Fund, International Growth Fund, International Equity Fund, International Small Cap Growth Fund, Emerging Markets Growth Fund, Value Discovery Fund, Income Fund and Ready Reserves Fund (collectively, the “Portfolios”) (twelve of the Portfolios constituting the William Blair Funds) as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of the William Blair Funds at December 31, 2005, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 3, 2006

100 Annual Report	December 31, 2005

Trustees and Officers (Unaudited). The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 71*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	14	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus Kalamazoo College

Michelle Seitz, 40*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	14	N/A
Non-Interested Trustees
Theodore A. Bosler, 71	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	14	Desert Foothills Land Trust, Institute of Chartered Financial Analysts, and Thresholds.

Ann P. McDermott, 66	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	14	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 59	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	14	American Student Assistance Corp.; Amica Mutual Insurance Company; NACUBO (National Association of College and University Business Officers)

John B. Schwemm, 71	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	14	USG Corp., building material manufacturer, and Walgreen Co.

Donald L. Seeley, 61	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	14	Beverly Enterprises, Inc., provider of eldercare and rehabilitative services; Warnaco Group, Inc. intimate apparel, sportswear, and swimwear manufacturer.

Robert E. Wood II, 67	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	14	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC

December 31, 2005	William Blair Funds 101

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Officers
Marco Hanig, 47	President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	Chicago Scores

Karl W. Brewer, 39	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	N/A

Harvey H. Bundy, III, 61	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	N/A

Mark A. Fuller, III, 48	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	N/A	Partner, Fulsen Howney Partners

James W. Golan , 44	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A	N/A

W. George Greig, 53	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A	N/A

Michael A. Jancosek, 46	Senior Vice President Vice President	Since 2004 Since 2000	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

John F. Jostrand, 51	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

James S. Kaplan, 45	Senior Vice President Vice President	Since 2004 Since 1995	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Robert C. Lanphier, IV, 49	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	Chairman, AG. Med, Inc.

David S. Mitchell, 45	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Gregory J. Pusinelli, 47	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

Norbert W. Truderung, 53	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A	N/A

Jeffrey A. Urbina, 50	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A	N/A

Christopher T. Vincent, 49	Senior Vice President Vice President	Since 2004 Since 2002	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	N/A	Uhlich Children’s Home

102 Annual Report	December 31, 2005

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer

Mark T. Leslie, 38	Vice President	Since 2005	Associate, William Blair & Company, L.L.C. formerly, U.S. Bancorp Asset Management	N/A	N/A

Todd M. McClone, 36	Vice President	Since 2005	Associate, William Blair & Company, L.L.C.	N/A	N/A

Terence M. Sullivan, 61	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A	N/A

Colette M. Garavalia, 44	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

December 31, 2005	William Blair Funds 103

Board Approval of International Small Cap Growth Fund’s Advisory Agreement (unaudited)

During the six months ended December 31, 2005, the Board of Trustees approved the Fund’s advisory agreement with the Company on behalf of the International Small Cap Growth Fund (the “Portfolio”). The advisory agreement with respect to the Portfolio was approved, by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on July 19, 2005. The Board of Trustees, including a majority of the independent trustees, determined that approval of the advisory agreement was in the best interests of the Portfolio. The independent trustees met separately from the “interested” trustees of the Fund and officers and employees of the Company to consider approval of the advisory agreement and were assisted by independent legal counsel in making their determination. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided, the Board noted that the Company is a quality firm with a reputation for integrity and honesty that employs high quality people.

The Board considered the Company’s Form ADV, biographical information about the Portfolio’s portfolio manager, the administrative services to be performed by the Company, financial information regarding the Company, the compliance regime created by the Company and the anticipated financial support of the Portfolio.

The Board also reviewed the Company’s performance for managing a Canadian international small cap fund as well as the performance of the other William Blair international funds. The Board concluded that the performance of the Canadian fund was too new to judge and that the performance of the other William Blair international funds was good.

Profitability. With respect to the costs of services provided and profits realized by the Company, the Board considered profitability information provided by the Company with respect to the Fund as a whole and the proposed expense cap for the Portfolio. Based on this information, the Board concluded that the Company’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolio grows and considered management’s representations that there are few opportunities for economies of scale in the investment process, that economies of scale are unexpected during the start-up process and that the Portfolio has capacity constraints. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed the Portfolio’s projected asset size, the Portfolio’s projected total and net expense ratios and the expense cap proposed. The Board concluded that the projected total expense ratio, after giving effect to the expense cap proposed by the Company, were reasonable.

Fees and Expenses. The Board compared the amounts to be paid to the Company for advisory and administrative services with other registered funds included in the Portfolio’s Lipper expense universe. In addition, the Board compared amounts paid to the Company by other registered funds, including other Portfolios in the Fund and a fund for which the Company acts as a subadvisor, and by the Company’s other clients. The Board also considered that the Company proposed to waive advisory fees for the Portfolio according to the proposed expense cap. The Board concluded that the Portfolio’s advisory fee was reasonable.

Other Benefits to the Company. The Board considered benefits derived by the Company from its relationship with the Portfolio, including soft dollars. The Board concluded that, after taking into account this benefit, the advisory fee was reasonable. Based on all of the information considered and the conclusions reached, the Board determined to approve the advisory agreement.

104 Annual Report	December 31, 2005

(unaudited)

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

December 31, 2005	William Blair Funds 105

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs such as redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees (for Class N shares except for Ready Reserves Fund), service fee (for Class N of Ready Reserves Fund), shareholder administration fee (for Class N and Class I shares of International Small Cap Growth Fund and Emerging Markets Growth Fund) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees, such as redemption fees and IRA Fiduciary Administration fees, respectively. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

106 Annual Report	December 31, 2005

Fund Expenses (unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to the previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid during Period(a)		Annualized Expense Ratio
Growth Fund
Class N—actual return	$1,000.00	$1,105.70	$6.10		1.15%
Class N—hypothetical 5% return	1,000.00	1,019.41	5.85		1.15
Class I—actual return	1,000.00	1,107.00	4.78		0.90
Class I—hypothetical 5% return	1,000.00	1,020.67	4.58		0.90
Tax-Managed Growth Fund
Class N—actual return	1,000.00	1,113.40	8.15		1.53
Class N—hypothetical 5% return	1,000.00	1,017.49	7.78		1.53
Class I—actual return	1,000.00	1,115.10	6.82		1.28
Class I—hypothetical 5% return	1,000.00	1,018.75	6.51		1.28
Large Cap Growth Fund
Class N—actual return	1,000.00	1,055.50	6.63		1.28
Class N—hypothetical 5% return	1,000.00	1,018.75	6.51		1.28
Class I—actual return	1,000.00	1,058.10	5.34		1.03
Class I—hypothetical 5% return	1,000.00	1,020.01	5.24		1.03
Small Cap Growth Fund
Class N—actual return	1,000.00	1,055.70	7.72		1.49
Class N—hypothetical 5% return	1,000.00	1,017.69	7.58		1.49
Class I—actual return	1,000.00	1,057.40	6.43		1.24
Class I—hypothetical 5% return	1,000.00	1,018.95	6.31		1.24
Small-Mid Cap Growth Fund
Class N—actual return	1,000.00	1,113.10	7.72		1.45
Class N—hypothetical 5% return	1,000.00	1,017.90	7.37		1.45
Class I—actual return	1,000.00	1,114.50	6.40		1.20
Class I—hypothetical 5% return	1,000.00	1,019.16	6.11		1.20
International Growth Fund
Class N—actual return	1,000.00	1,098.60	7.87		1.42
Class N—hypothetical 5% return	1,000.00	1,018.05	7.22		1.42
Class I—actual return	1,000.00	1,200.70	6.49		1.17
Class I—hypothetical 5% return	1,000.00	1,019.31	5.96		1.17
International Equity Fund
Class N—actual return	1,000.00	1,148.20	8.01		1.48
Class N—hypothetical 5% return	1,000.00	1,017.74	7.53		1.48
Class I—actual return	1,000.00	1,150.20	6.67		1.23
Class I—hypothetical 5% return	1,000.00	1,019.00	6.26		1.23
International Small Cap Growth Fund
Class N—actual return (since inception period)	1,000.00	1,116.00	2.87	(b)	1.65
Class N—hypothetical 5% return (6 month period)	1,000.00	1,016.89	8.39		1.65
Class I—actual return (since inception period)	1,000.00	1,116.00	2.43	(b)	1.40
Class I—hypothetical 5% return (6 month period)	1,000.00	1,018.15	7.12		1.40
Emerging Markets Growth Fund
Class N—actual return	1,000.00	1,389.10	9.33		1.55
Class N—hypothetical 5% return	1,000.00	1,017.39	7.88		1.55
Class I—actual return	1,000.00	1,391.10	8.44		1.40
Class I—hypothetical 5% return	1,000.00	1,018.15	7.12		1.40

December 31, 2005	William Blair Funds 107

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid during Period(a)	Annualized Expense Ratio
Value Discovery Fund
Class N—actual return	$1,000.00	$1,054.10	$6.94	1.34%
Class N—hypothetical 5% return	1,000.00	1,018.45	6.82	1.34
Class I—actual return	1,000.00	1,055.10	5.91	1.14
Class I—hypothetical 5% return	1,000.00	1,019.46	5.80	1.14
Income Fund
Class N—actual return	1,000.00	1,003.80	3.69	0.73
Class N—hypothetical 5% return	1,000.00	1,021.53	3.72	0.73
Class I—actual return	1,000.00	1,005.10	2.93	0.58
Class I—hypothetical 5% return	1,000.00	1,022.28	2.96	0.58
Ready Reserves Fund
Class N—actual return	1,000.00	1,015.80	3.25	0.64
Class N—hypothetical 5% return	1,000.00	1,021.98	3.26	0.64

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half-year period.)
(b)	For the period November 1, 2005 (Commencement of Operations) until December 31, 2005.

108 Annual Report	December 31, 2005

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.,

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James W. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Mark T. Leslie, Vice President

Todd M. McClone, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

Date of First Use February, 2006 109

WILLIAM BLAIR FUNDS

GROWTH FUNDS

OTHER FUNDS

Value Discovery Fund
Income Fund
Ready Reserves Fund

222 West Adams Street ▪ Chicago, Illinois 60606 ▪ 800.742.7272 ▪ www.williamblairfunds.com
William Blair & Company, L.L.C., Distributors

WILLIAM BLAIR FUNDS

INSTITUTIONAL INTERNATIONAL FUNDS ANNUAL REPORT

DECEMBER 31, 2005

This report is submitted for the general information of the shareholders of the William Blair Funds. It is not authorized for distribution to prospective investors unless accompanied or preceded by a prospectus of the William Blair Funds. Please consider the Funds’ investment objectives, risks, charges, and expenses before investing. This and other information is contained in the Funds’ prospectus, which you may obtain by calling 1-800-742-7272. Read it carefully before you invest or send money. William Blair & Company, LLC., distributor.

December 31, 2005	William Blair Funds 1

W. George Greig

INSTITUTIONAL INTERNATIONAL GROWTH FUND

The Institutional International Growth Fund invests primarily in common stocks of foreign growth companies of all sizes.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Institutional International Growth Fund posted a 22.76% gain for the 12 months ended December 31, 2005. By comparison, the Fund’s benchmark, the MSCI All Country World Free except US Index, rose 17.11%.

What factors were behind the Fund’s performance versus the benchmark?

In this positive market environment, the Fund rose 22.76% during the year, significantly surpassing the 17.11% MSCI All Country World Free ex-US Index return. In particular, stock selection in Energy, Financials, Information Technology and Telecommunication Services sectors were the areas of the most value added, as was stock selection in Emerging Asia, Japan and Pacific Free ex-Japan. In addition, the Fund’s allocation to small capitalization and emerging markets companies, coupled with strong stock selection in these names, also added value.

What were the most significant factors impacting international markets during 2005?

During the first six months of 2005 the international equity markets were largely flat; however, during the last half of the year the equity markets sharply appreciated as evidenced by the annual 17.11% MSCI All Country World Free except US Index return. International equities significantly outpaced the US equities as measured by the Standard and Poor’s 500 Index, which rose 4.91% year to date. This increase was despite US dollar appreciation versus most foreign currencies, which reduced returns to US investors. The MSCI EAFE Index rose 29.54% in local terms, which translated into 14.02% to US dollar investors, as the US dollar appreciated an average 13% relative to EAFE (Europe and Australasia, Far East Equity) country currencies.

Positive second half international equity market performance was driven by strong results across sectors, capitalizations and regions. With its improving macroeconomic backdrop and positive consumer sentiment, Japan was one of the strongest developed regions year to date, up 25.63% in US dollar terms, only lagging behind Canada, which returned nearly 29%. Emerging markets were the strongest part of the international markets overall, returning 34.54% as measured by the MSCI Emerging Markets Index, while developed small capitalization stocks rose 25.48%. Both areas outperformed larger capitalization developed stocks, as measured by the EAFE Index.

What is your outlook for the international markets?

After a third consecutive year of strong equity returns worldwide, markets have for the most part erased the losses of the 2000-2002 bear market. As the new year begins, many national and regional indices (with the obvious exceptions of Nasdaq and the Japanese market benchmarks) are at or approaching historic highs. Even in the US, where index returns were modest, a majority of individual stocks offered better performance.

2 Annual Report	December 31, 2005

Prices have been propelled higher by strong fundamentals: exceptional earnings growth and a surprisingly stable inflation and long term interest rate environment. The only two elements of cyclical risk in the global economic picture have been Fed tightening and rising energy costs, and up to now, neither of them has had a significant impact on growth. Relative economic stability has enabled strong corporate performance to act as the key driver of share price gains over the course of the last several years. Accordingly, if the structural framework of the global economy remains in equilibrium, and corporate growth and profitability continue to meet or exceed expectations, the market environment will remain conducive to solid equity returns.

The principal risks in the macro picture are well known, and mostly focused on the US: household sector leverage and inadequate savings; consumer vulnerability to weakness in home prices; interest rate and exchange rate risks associated with the US current account deficit; the potential for a central bank policy error (such as overreacting to transitory inflation signs); a ‘superspike’ in oil and gas prices beyond what has already taken place; and/or exogenous variables such as avian flu, terrorist disruptions, or natural disasters.

Since none of these issues are new, the only way they could have a dramatic impact on the market risk profile would be if one of them suddenly had a delayed or cumulative effect, or if two or more of them combined in some unforeseen way. These possibilities cannot be conclusively ruled out, but at the same time, the resilience of the financial and economic infrastructure-perhaps a byproduct of increasing global integration-has been impressive over the last decade.

The other key variable in the outlook is corporate profitability and growth, where we have seen continued strength in the US and dramatic improvement in Japan, Europe, and in many developing markets. This aspect of the market environment shows no sign of deteriorating or even slackening the pace of improvement. Corporate management continues to focus on improving supply chain management, capital and labor productivity, cost control, and marketing. Returns on capital are now well above the cost of capital in every principal region of the world; and while there are concerns that ‘excessive’ profitability is a risk factor in itself, there is no signal apparent of either complacency or irrational competitive behavior undermining corporate performance on a wide scale.

Even in a benign economic and earnings scenario, of course, there is no guarantee of supernormal returns or a continuation of the trends of 2003-05. There is a reasonable (although not conclusive) case that cyclical growth may slow in the US and China in 2006, and profit growth may be restrained as a result. In addition, growth in the energy and financial sectors may be held back by price declines and yield curve flattening, respectively. On the other hand, Japan and more recently Europe seem to be benefiting from the effects of a strong external environment and solid corporate profitability, and could continue to mount moderate but self-sustaining recoveries. On a global basis, there is probably not much reason to anticipate significantly lower earnings growth in 2006, but some deceleration seems likely.

In the context of the current profit and interest rate picture, current valuations should not present a significant issue for potential returns, and even areas that have seen relatively strong recent performance, such as small caps and Japan, are not so extended as to be unusually risky on valuation grounds alone.

Emerging markets continue to be a special case, influenced by long term changes outside of the business cycle. Whereas previous cycles were dominated by unstable investment flows and highly volatile production and trade patterns, virtually all of the developing world is now seeing new dynamics of high savings, credit development, job creation and household spending growth, as well as more responsible and transparent corporate behavior. These factors are reducing financial risk at the same time they create new avenues of growth in emerging economies, and have been instrumental in driving exceptional returns in this asset class since 1999.

December 31, 2005	William Blair Funds 3

On balance, we see a reasonable balance between risk and opportunity for the year ahead, particularly as international markets continue to be led by the ongoing trend toward better corporate performance and governance. At the margins of any set of expectations, of course, are the ‘unknown unknowns’. Volatility has been relatively low for some time, and global markets have not faced any major discontinuities for several years. Any investment strategy predicated on anticipation of normal growth and risk parameters has to be adaptable to evolving change, and adaptability built into portfolio structure from the bottom up is probably the most consistent method for refining strategy.

4 Annual Report	December 31, 2005

Institutional International Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	3 Year	Since Inception(a)
Institutional International Growth Fund	22.76%	27.37%	21.89%
MSCI All Country World Free Ex-US Index	17.11	26.20	21.67
(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Growth Fund in terms of investment approach.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2005	William Blair Funds 5

Institutional International Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—32.3%
Austria—1.8%
Erste Bank (Banking)	238,900	$13,263
* Raiffeisen International Bank (Banking)	215,800	14,104

		27,367

France—8.6%
April Group S.A. (Insurance brokers)	99,500	4,101
BNP Paribas (Banking)	188,500	15,209
Dassault Systems S.A. (Computer aided design)	191,500	10,790
Essilor International (Health care supplies)	127,600	10,283
Eurazeo (Diversified financial services)	67,300	7,014
Hermes International SCA (Apparel and luxury goods)	46,700	11,641
Iliad S.A. (Internet software and services)	88,000	5,439
Klepierre (Real estate)	44,270	4,151
* Nexity (Real estate management)	94,900	4,815
* Orpea (Hospital and nursing management)	95,233	5,217
Sanofi-Aventis (Pharmaceuticals)	287,095	25,105
Technip-Coflexip S.A. (Construction)	179,580	10,842
Vinci S.A. (Construction)	143,200	12,319
Zodiac S.A. (Aerospace and defense)	115,700	7,417

		134,343

Germany—6.5%
AWD Holdings AG (Financial services)	28,800	795
Bijou Brigitte (Fashon jewelry accessories)	20,200	5,447
Celesio AG (Pharmaceuticals)	141,650	12,165
Continental AG (Diversified manufacturing)	208,100	18,429
Did Deutscher Industrie Svc (Commercial services)	102,524	5,982
E.ON AG (Energy)	151,080	15,592
GFK AG (Commercial services)	106,000	3,542
* Q-Cells AG (Alternative energy sources)	26,300	1,532
Rational AG (Business equipment)	24,890	3,305
SAP AG (Software)	156,400	28,148
Solarworld AG (Alternative energy sources)	15,700	2,100
Stada Arzneimittel AG (Pharmaceuticals)	149,800	4,887

		101,924

Greece—1.5%
Coca-Cola Hellenic Bottling S.A. (Beverages)	270,800	7,953
EFG Eurobank (Banking)	246,700	7,784
National Bank of Greece (Banking)	182,990	7,779

		23,516

Ireland—2.2%
Anglo Irish Bank plc (Finance)	915,100	13,812
Kingspan Group plc (Construction)	481,100	6,032
* Ryanair Holdings plc—ADR (Airlines)	196,500	11,002
United Drug plc (Pharmaceuticals)	736,700	3,186

		34,032

Italy—2.1%
Credito Emiliano SpA (Banking)	464,500	5,183
Luxottica Group SpA (Apparel and luxury goods)	581,100	14,747

Issuer	Shares	Value

Common Stocks—Europe—32.3%—(continued)
Italy—2.1%—(continued)
Pirelli & C Real Estate SpA (Real estate development)	75,800	$4,137
Saipem SpA (Energy equipment and services)	544,300	8,926

		32,993

Netherlands—0.6%
* Tomtom NV (Computer software)	265,500	9,107

Norway—0.6%
Statoil Asa (Oil and gas)	415,600	9,531

Spain—1.5%
Grupo Ferrovial S.A. (Industrial services)	114,300	7,926
* Industria De Textile (Retail trade)	454,900	14,844

		22,770

Sweden—0.8%
* Capio AB (Health care)	185,800	3,307
Clas Ohlson AB (Retail)	201,700	3,822
* Modern Times Group (Television)	122,250	5,100

		12,229

Switzerland—6.1%
* Actelion Ltd. (Biotechnology)	20,700	1,709
* EFG International (Commercial banking)	189,300	5,037
*Nobel Biocare Holdings AG (Medical equipment and supplies)	34,210	7,523
Phonak Holdings AG (Hearing technology)	124,100	5,346
Roche Holdings AG (Health care)	248,600	37,237
SGS S.A. (Industrials)	12,400	10,442
UBS AG (Banking)	290,600	27,593

		94,887

Japan—22.3%
Aeon Credit Service Co., Ltd. (Consumer finance)	107,200	10,139
Aeon Mall Co., Ltd. (Real estate)	153,300	7,468
Arrk Corporation (Miscellaneous manufacturer)	69,400	5,103
* Askul Corporation (Retail trade)	65,100	2,019
* Chiyoda Corp. (Construction)	410,800	9,409
Chugai Pharmaceutical Company (Pharamceuticals)	825,800	17,760
Denso Corporation (Auto parts manufacturing)	817,400	28,286
Honeys Company, Ltd. (Luxury goods)	58,000	4,725
Hoya Corporation (Electronic technology)	580,600	20,859
ITO EN, Ltd. (Beverages)	85,400	5,122
* K.K. Davinci Advisors (Consulting services)	698	5,245
* Kenedix, Inc. (Investment management services)	924	5,819
Keyence Corporation (Electronic technology)	56,690	16,114
Komeri Co. (Speciality retail)	187,900	8,055
MISUMI Group, Inc. (Metal production)	110,500	4,801
Mitsubishi Tokyo Financial (Financial services)	2,242	30,517
Nakanishi Inc. (Medical specialties)	42,500	4,768
Neomax Co., Ltd. (Electronic equipment and instruments)	156,700	5,157

See accompanying Notes to Financial Statements.

6 Annual Report	December 31, 2005

Institutional International Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Japan—22.3%—(continued)
Nidec Corporation (Electronic technology)	201,000	$17,092
Nitori Company Ltd. (Specialty stores)	67,340	6,266
Nitto Denko Corporation (Electronic technology)	158,300	12,328
Orix Corporation (Consumer finance)	124,200	31,598
Park 24 Co., Ltd. (Commercial services)	231,000	8,249
Point Inc. Ltd. (Apparel and footwear retail)	100,590	8,403
Ryohin Keikaku Co. Ltd. (Retail stores)	112,300	9,819
Sharp Corp. (Electronics)	1,069,100	16,259
Shimamura Company Ltd. (Retail stores)	73,100	10,097
Sparx Asset Management Co. (Financial)	1,547	4,524
Sundrug Co., Ltd. (Drug stores)	96,300	5,274
United Arrows, Ltd. (Specialty retail)	113,000	7,169
Yamada Denki Company (Retail trade)	142,900	17,856

		346,300

Emerging Asia—10.5%
China—1.5%
China Mengniu Dairy Co. (Food products)	4,495,000	3,816
Ctrip.com International Ltd.—ADR (Hotels, restaurants and leisure)	69,400	4,008
*Foxconn International (Manufacturing services)	3,918,800	6,398
Fu Ji Food & Catering (Hotels, restaurants and leisure)	1,819,000	2,980
Li Ning Co. Ltd. (Leisure equipment and products)	5,260,000	3,731
Ports Design Limited (Apparel and luxury goods)	2,184,000	2,541

		23,474

India—1.9%
*Bharti Tele-Ventures (Wireless telecommunication services)	585,900	4,505
HDFC Bank (Banking)	464,900	7,297
Housing Development Finance Corp. (Financial services)	375,400	10,073
Infosys Technologies, Ltd. (Consulting and software services)	123,928	8,256

		30,131

Malaysia—0.8%
*Airasia Bhd (Air transport)	9,748,600	4,100
Bumiputra Commerce Holdings Bhd (Banking)	4,251,600	6,413
Transmile Group Bhd (Airport development and maintenance)	475,400	1,332

		11,845

South Korea—3.8%
Hyundai Motor Co. (Automobiles)	97,300	9,288
*Kookmin Bank (Banking)	173,600	13,129
Korea Investment Holdings Co. Ltd. (Diversified financial services)	128,600	5,402
*NHN Corp. (Internet software and services)	41,200	10,887
Samsung Electronics Co. (Semiconductors)	22,560	14,564
Shinsegae (Discount retail)	14,010	6,127

		59,397

Issuer	Shares	Value

Common Stocks—Emerging Asia—10.5%—(continued)
Taiwan—2.5%
Hon Hai Precision Industry (Computers)	3,127,589	$17,220
* Mediatek Inc. (Semiconductors and equipment)	1,212,200	14,210
Novatek Microelectronics (Semiconductors and equipment)	1,331,340	7,808

		39,238

United Kingdom—9.6%
BG Group plc (Industrial services)	3,100,920	30,660
*Burren Energy plc (Energy)	478,500	7,516
*Cairn Energy plc (Petroleum refining)	295,800	9,754
Capita Group plc (Commercial services)	1,211,000	8,676
Carphone Warehouse Group plc (Consumer electronics)	892,000	4,248
HBOS plc (Commercial banking)	1,351,900	23,043
*Michael Page International (Personnel services)	1,251,000	5,804
Reckitt Benckiser plc (Household products)	347,150	11,438
Standard Chartered plc (Banking)	531,800	11,822
Tesco plc (Food retail)	4,623,400	26,329
Ultra Electronic Holdings plc (Electronic products)	299,000	5,088
VT Group plc (Shipbuilding)	641,200	4,669

		149,047

Asia—7.0%
Australia—3.5%
BHP Billiton Ltd. (Diversified resources)	958,100	15,968
Billabong International Ltd. (Apparel and luxury goods)	455,800	4,848
Macquarie Bank, Ltd. (Financial services)	311,500	15,489
*Sigma Company, Ltd. (Medical distributors)	3,440,673	7,879
Toll Holdings, Ltd. (Trucking)	910,900	9,918

		54,102

Hong Kong—2.3%
*China Insurance International (Insurance)	7,841,160	3,328
Esprit Holdings Ltd. (Apparel, footwear and retail)	1,294,000	9,179
Li & Fung Ltd. (Distributions)	6,094,000	11,727
Techtronic Industries Co. (Consumer durables)	5,021,900	11,948

		36,182

Singapore—1.2%
Capitaland, Ltd. (Real estate operation)	6,569,000	13,571
Goodpack Ltd. (Air freight and logistics)	2,063,000	2,114
Osim International Ltd. (Consumer sundries)	3,612,200	3,448

		19,133

Emerging Latin America—6.2%
Brazil—1.6%
Companhia de Concessoes Rodoviarias (Public thoroughfares)	103,300	3,272
*Diagnosticos Da America S.A. (Health care services)	161,300	3,003
Gol Linhas Aereas Int S.P—ADR (Air transport)	239,600	6,759

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 7

Institutional International Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Latin America—6.2%—(continued)
*Natura Cosmeticos S.A. (Cosmetics)	193,300	$8,519
*Submarino S.A. (E-commerce)	146,000	2,593

		24,146

Chile—1.4%
Banco Santander SP—ADR (Banking)	136,233	6,076
Cencosud S.A.—ADR 144A (Retail stores)	261,300	7,769
S.A.C.I. Falabella (Department stores)	3,143,300	8,622

		22,467

Columbia—0.4%
Bancolombia S.A.—ADR (Banking)	217,700	6,276

Mexico—2.6%
America Movil S.A. (Communications)	4,838,100	7,083
*Consorcio Ara Sa De Cv (Construction)	782,300	3,429
*Corporacion Geo Sa De Cv (Real estate)	2,052,400	7,255
*Desarrolladora Homex S.A.—ADR (Household durables)	160,600	4,927
*Urbi Desarrollos Urbanos S.A. (Household durables)	732,900	5,078
Walmart de Mexico (Retail trade)	2,186,800	12,163

		39,935

Panama—0.2%
*Copa Holdings S.A. Class "A" (Airlines)†	94,300	2,574

Emerging Europe, Mid-East, Africa—4.7%
Czech Republic—0.1%
*Central European Media Enterprises Ltd. Class "A" (Television)	38,000	2,200

Egypt—0.5%
Orascom Construction Industry (Construction)	224,543	8,538

Romania—0.2%
Romanian Development Bank (Commercial banks)	531,500	2,324

Russia—0.5%
*Novatek OAO—GDR (Oil, gas drilling and exploration)	241,300	5,387
*Pyaterochka Holdings—GDR (Consumer staples)	201,500	2,912

		8,299

South Africa—2.8%
African Bank Investments (Consumer loans)	516,600	2,006
Aspen Pharmacare (Pharmaceuticals)	879,500	4,651
Edgars Consolidated Stores (Apparel, footwear and retail)	1,211,000	6,748

*Non-income producing securities

†U.S. listed foreign security

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—4.7%—(continued)
South Africa—2.8%—(continued)
*MTN Group Ltd. (Telecommunication services)	828,500	$8,147
Naspers Ltd. (Media)	333,600	5,924
Sasol ASA (Energy)	430,000	15,507

		42,983

Turkey—0.6%
*Turkiye Garanti Bankasi A.S. (Banking)	2,585,450	9,319

Canada—4.3%
Canadian National Railway Company (Railroads)	260,500	20,862
*Gildan Activewear, Inc. (Apparel and luxury goods)	123,400	5,305
Manulife Financial Corp. (Life and health insurance)	260,100	15,268
*Research in Motion Ltd. (Wireless telecommunication)	168,000	11,087
Ritchie Brothers Auctioneers, Inc. (Business services) †	93,700	3,959
*Rona, Inc. (Building materials)	279,600	5,157
Shoppers Drug Mart Corp. (Retail trade)	123,400	4,667

		66,305

Total Common Stock—96.9% (cost $1,086,287)		1,506,914

Preferred Stocks
Brazil—1.4%
Banco Itau Holding (Banking)	597,400	14,395
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	464,400	7,396

		21,791

Germany—0.3%
Porsche AG (Automobiles)	6,780	4,862

Total Preferred Stocks—1.7% (cost $15,936)		26,653

Investment in Affiliate
William Blair Ready Reserves Fund	1,079,430	1,079

Total Investment in Affiliate—0.1% (cost $1,079)		1,079

Short-Term Investments
American Express Demand Note, VRN 3.710% due 1/3/06	$6,696,000	6,696
Prudential Funding Demand Note, VRN 3.868% due 1/3/06	$6,964,000	6,964

Total Short-term Investments—0.8% (cost $13,660)		13,660

Total Investments—99.5% (cost $1,116,962)		1,548,306
Cash and other assets, less liabilities—0.5%		7,108

Net assets—100.0%		$1,555,414

See accompanying Notes to Financial Statements.

8 Annual Report	December 31, 2005

Institutional International Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

At December 31, 2005 the Fund's Portfolio of Investments includes the following currency categories:

Euro	24.8%
Japanese Yen	22.6%
British Pound Sterling.	9.7%
Swiss Franc	6.2%
United States Dollar.	4.2%
Canadian Dollar	4.1%
South Korean Won	3.9%
Hong Kong Dollar	3.6%
Australian Dollar	3.5%
South African Rand.	2.8%
Brazilian Real.	2.6%
Taiwan Dollar	2.6%
Mexico Nuevo Peso.	2.3%
Indian Rupee.	2.0%
Singapore Dollar.	1.2%
All other currencies.	3.9%

100.0%

At December 31, 2005 the Fund's Portfolio of Investments includes the following industry categories:

Finance	25.8%
Consumer Discretionary	22.2%
Information Technology	13.2%
Industrials	12.0%
Health Care	9.7%
Energy	6.9%
Consumer Staples	5.5%
Materials	2.0%
Telecommunication Services	1.7%
Utilities	1.0%

100.0%

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 9

W. George Greig

INSTITUTIONAL INTERNATIONAL EQUITY FUND

The Institutional International Equity Fund invests primarily in common stocks of companies included in the Morgan Stanley Capital International All Country World ex-U.S. Index.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

How did the Fund perform over the last year? How did the Fund’s performance compare to its benchmark?

The Institutional International Equity Fund posted an 18.26% increase for the 12 months ended December 31, 2005. By comparison, the Fund’s benchmark, the MSCI All Country World Free except US Index, rose 17.11%.

What factors were behind the Fund’s performance versus the benchmark?

In this positive market environment, the Fund rose 18.26% year to date, surpassing the MSCI All Country World Free ex-US Index return. Positive relative performance was bolstered by strong stock selection in Pacific ex-Japan and Japan as well as in emerging markets, coupled with the underweighted allocation to the UK. From a sector perspective, strong stock selection in Energy, Financials, Telecommunication Services and Utilities also contributed to the Fund’s outperformance versus its benchmark.

What were the most significant factors impacting international markets during 2005?

During the first six months of 2005 the international equity markets were largely flat; however, during the last half of the year the equity markets sharply appreciated as evidenced by the annual 17.11% MSCI All Country World Free except US Index return. International equities significantly outpaced US equities as measured by the Standard & Poor’s 500 Index, which rose 4.91% year to date. This increase was despite US dollar appreciation versus most foreign currencies, which reduced returns to US investors. The MSCI EAFE Index rose 29.54% in local terms, which translated into 14.02% to US dollar investors, as the US dollar appreciated an average 13% relative EAFE (Europe and Australasia, Far East Equity) country currencies.

Positive second half international equity market performance was driven by strong results across sectors, capitalizations and regions. With its improving macroeconomic backdrop and positive consumer sentiment, Japan was one of the strongest developed regions year to date, up 25.63% in US dollar terms, only lagging behind Canada, which returned nearly 29%. Emerging markets were the strongest part of the international markets overall, returning 34.54% as measured by the MSCI Emerging Markets Index, while developed small capitalization stocks rose 25.48%. Both areas outperformed larger capitalization developed stocks, as measured by the EAFE Index.

What is your outlook for the international markets?

The shape of the global economic cycle is shifting. The modest deceleration in growth driven by higher oil prices and a downturn in China’s imports may be receding into the background as other cyclical forces begin to edge growth higher.

Evidence from a number of sources—including recent purchasing managers’ index releases, indications of temporary help demand, technology demand indicators (in Asia), and credit

10 Annual Report	December 31, 2005

growth (in Europe)—suggest that the industrial economies may be poised to reaccelerate after a number of sluggish quarters.

On the other hand, rising short term interest rates, higher oil prices and the effects of housing inflation have not had the predicted negative effects on domestic demand, either in the US or elsewhere. Household spending in China and other emerging markets have remained strong, while strong employment and income growth in Japan have steadied the economy there in the face of slowing net exports.

A reacceleration in global growth after the 2004-05 slowdown could be reinforced by stronger investment spending backed by bulging corporate cash and profits, implying cyclical strength in technology and machinery as well as improving growth performance in previous laggards Europe and Japan.

What is your current outlook?

After a third consecutive year of strong equity returns worldwide, markets have for the most part erased the losses of the 2000-2002 bear market. As the new year begins, many national and regional indices (with the obvious exceptions of Nasdaq and the Japanese market benchmarks) are at or approaching historic highs. Even in the US, where index returns were modest, a majority of individual stocks offered better performance.

Prices have been propelled higher by strong fundamentals: exceptional earnings growth and a surprisingly stable inflation and long term interest rate environment. The only two elements of cyclical risk in the global economic picture have been Fed tightening and rising energy costs, and up to now, neither of them has had a significant impact on growth. Relative economic stability has enabled strong corporate performance to act as the key driver of share price gains over the course of the last several years. Accordingly, if the structural framework of the global economy remains in equilibrium, and corporate growth and profitability continue to meet or exceed expectations, the market environment will remain conducive to solid equity returns.

The principal risks in the macro picture are well known, and mostly focused on the US: household sector leverage and inadequate savings; consumer vulnerability to weakness in home prices; interest rate and exchange rate risks associated with the US current account deficit; the potential for a central bank policy error (such as overreacting to transitory inflation signs); a ‘superspike’ in oil and gas prices beyond what has already taken place; and/or exogenous variables such as avian flu, terrorist disruptions, or natural disasters.

Since none of these issues are new, the only way they could have a dramatic impact on the market risk profile would be if one of them suddenly had a delayed or cumulative effect, or if two or more of them combined in some unforeseen way. These possibilities cannot be conclusively ruled out, but at the same time, the resilience of the financial and economic infrastructure—perhaps a byproduct of increasing global integration—has been impressive over the last decade.

The other key variable in the outlook is corporate profitability and growth, where we have seen continued strength in the US and dramatic improvement in Japan, Europe, and in many developing markets. This aspect of the market environment shows no sign of deteriorating or even slackening the pace of improvement. Corporate management continues to focus on improving supply chain management, capital and labor productivity, cost control, and marketing. Returns on capital are now well above the cost of capital in every principal region of the world; and while there are concerns that ‘excessive’ profitability is a risk factor in itself, there is no signal apparent of either complacency or irrational competitive behavior undermining corporate performance on a wide scale.

Even in a benign economic and earnings scenario, of course, there is no guarantee of supernormal returns or a continuation of the trends of 2003-05. There is a reasonable

December 31, 2005	William Blair Funds 11

(although not conclusive) case that cyclical growth may slow in the US and China in 2006, and profit growth may be restrained as a result. In addition, growth in the energy and financial sectors may be held back by price declines and yield curve flattening, respectively. On the other hand, Japan and more recently Europe seem to be benefiting from the effects of a strong external environment and solid corporate profitability, and could continue to mount moderate but self-sustaining recoveries. On a global basis, there is probably not much reason to anticipate significantly lower earnings growth in 2006, but some deceleration seems likely.

In the context of the current profit and interest rate picture, current valuations should not present a significant issue for potential returns, and even areas that have seen relatively strong recent performance, such as small caps and Japan, are not so extended as to be unusually risky on valuation grounds alone.

Emerging markets continue to be a special case, influenced by long term changes outside of the business cycle. Whereas previous cycles were dominated by unstable investment flows and highly volatile production and trade patterns, virtually all of the developing world is now seeing new dynamics of high savings, credit development, job creation and household spending growth, as well as more responsible and transparent corporate behavior. These factors are reducing financial risk at the same time they create new avenues of growth in emerging economies, and have been instrumental in driving exceptional returns in this asset class since 1999.

On balance, we see a reasonable balance between risk and opportunity for the year ahead, particularly as international markets continue to be led by the ongoing trend toward better corporate performance and governance. At the margins of any set of expectations, of course, are the ‘unknown unknowns’. Volatility has been relatively low for some time, and global markets have not faced any major discontinuities for several years. Any investment strategy predicated on anticipation of normal growth and risk parameters has to be adaptable to evolving change, and adaptability built into portfolio structure from the bottom up is probably the most consistent method for refining strategy.

12 Annual Report	December 31, 2005

Institutional International Equity Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

	1 Year	Since Inception(a)
Institutional International Equity Fund	18.26%	18.80%
MSCI All Country World Free Ex-US Index	17.11	20.17
(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) All Country World Free Ex-US Index is an unmanaged index that includes developed and emerging markets and reduced Japanese portion, making it more comparable to the Institutional International Equity Fund in terms of investment approach.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2005	William Blair Funds 13

Institutional International Equity Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—36.4%
Austria—1.8%
Erste Bank (Banking)	42,370	$2,352
*Raiffeisen International Bank (Banking)	30,900	2,019

		4,371

France—8.4%
BNP Paribas (Banking)	41,700	3,365
Dassault Systems S.A. (Computer aided design)	24,300	1,369
Essilor International (Health care supplies)	24,200	1,950
Eurazeo (Diversified financial services)	11,100	1,157
Hermes International SCA (Apparel and luxury goods)	10,200	2,543
Iliad S.A. (Internet software and services)	8,500	525
Sanofi-Aventis (Pharmaceuticals)	66,200	5,789
Technip-Coflexip S.A. (Construction)	32,300	1,950
Vinci S.A. (Construction)	27,200	2,340

		20,988

Germany—7.6%
Bijou Brigitte (Fashion jewelry accessories)	2,700	728
Celesio AG (Pharmaceuticals)	29,700	2,551
Continental AG (Diversified manufacturing)	50,670	4,487
E.ON AG (Energy)	37,900	3,911
*Qiagen, Inc. (Health care)	79,900	936
SAP AG (Software)	35,950	6,470

		19,083

Greece—1.7%
Coca-Cola Hellenic Bottling S.A. (Beverages)	56,340	1,655
EFG Eurobank (Banking)	38,460	1,214
National Bank of Greece (Banking)	32,450	1,379

		4,248

Ireland—1.9%
Anglo Irish Bank plc (Finance)	154,700	2,335
*Ryanair-ADR (Air transport)	44,500	2,492

		4,827

Italy—2.0%
Luxottica Group SpA (Apparel and luxury goods)	135,400	3,436
Saipem SpA (Energy equipment and services)	99,100	1,625

		5,061

Netherlands—0.4%
*Tomtom NV (Computer software)	29,800	1,022

Norway—1.4%
Statoil ASA (Oil and gas)	150,060	3,441

Spain—1.8%
Grupo Ferrovial S.A. (Industrial services)	17,200	1,193
*Industria De Textile (Retail trade)	104,500	3,410

		4,603

Sweden—0.5%
*Capio AB (Health care)	32,200	573
*Modern Times Group (Television)	15,800	659

		1,232

Switzerland—8.9%
*Actelion Ltd. (Biotechnology)	3,650	301
*EFG International (Commercial banking)	31,200	830

Issuer	Shares	Value

Common Stocks—Europe—36.4%—(continued)
Switzerland—8.9%—(continued)
Nobel Biocare Holdings AG (Medical equipment and supplies)	5,400	$1,188
Phonak Holdings AG (Hearing technology)	16,000	690
Roche Holdings AG (Health care)	49,450	7,407
SGS SA (Industrials)	1,950	1,642
Synthes, Inc. (Health care)	39,280	4,416
UBS AG (Banking)	62,465	5,931

		22,405

Japan—21.3%
Aeon Credit Service Co., Ltd. (Consumer finance)	11,800	1,116
Aeon Mall Co., Ltd. (Real estate)	29,100	1,418
*Askul Corporation (Retail trade)	8,600	267
*Chiyoda Corporation (Construction)	63,000	1,443
Chugai Pharmaceutical Company (Pharamceuticals)	135,600	2,916
Denso Corporation (Auto parts manufacturing)	167,400	5,793
Hoya Corporation (Electronic technology)	100,200	3,600
*K.K. Davinci Advisors (Consulting services)	90	676
*Kenedix, Inc. (Investment management services)	109	686
Keyence Corporation (Electronic technology)	15,800	4,491
Komeri Co., Ltd. (Specialty retail)	24,700	1,059
MISUMI Group, Inc. (Metal production)	16,700	726
Mitsubishi Tokyo Financial (Financial Services)	529	7,200
Neomax Co., Ltd. (Electronic equipment and instruments)	22,000	724
Nidec Corporation (Electronic technology)	34,600	2,942
Nitto Denko Corporation (Electronic technology)	26,300	2,048
Orix Corporation (Consumer finance)	24,500	6,233
Point Inc. Ltd. (Apparel and footwear retail)	11,000	919
Ryohin Keikaku Co. Ltd. (Retail stores)	14,400	1,259
Sharp Corporation (Electronics)	236,000	3,589
Shimamura Company Ltd. (Retail stores)	8,200	1,133
Sundrug Co., Ltd. (Drug stores)	8,500	466
Yamada Denki Co. Ltd. (Retail trade)	22,600	2,824

		53,528

United Kingdom—11.0%
BG Group plc (Industrial services)	722,800	7,147
*Cairn Energy plc (Petroleum refining)	34,700	1,144
Capita Group plc (Commercial services)	312,550	2,239
Carphone Warehouse Group plc (Consumer electronics)	140,100	667
HBOS plc (Commercial banking)	284,700	4,853
Reckitt Benckiser plc (Household products)	91,200	3,005
Standard Chartered plc (Banking)	169,000	3,757
Tesco plc (Food retailer)	829,900	4,726

		27,538

Emerging Asia—8.7%
China—0.6%
*Foxconn International (Manufacturing services)	878,000	1,433

India—2.2%
*Bharti Tele-Ventures (Wireless telecommunication services)	185,231	1,424
HDFC Bank (Banking)	91,190	1,431

See accompanying Notes to Financial Statements.

14 Annual Report	December 31, 2005

Institutional International Equity Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.7%—(continued)
India—2.2%—(continued)
Housing Development Finance Corp. (Financial services)	48,000	$1,288
Infosys Technologies Ltd. (Consulting and software services)	21,188	1,412

		5,555

Malaysia—0.4%
Bumiputra Commerce Holdings Bhd (Banking)	577,600	871

South Korea—2.9%
Hyundai Motor Company (Automobiles)	22,500	2,148
*Kookmin Bank (Banking)	25,400	1,921
Samsung Electronics Co. (Semiconductors)	4,822	3,113

		7,182

Taiwan—2.6%
Hon Hai Precision Industry Corp. (Computers)	737,234	4,059
*Mediatek, Inc. (Electronic technology)	214,900	2,519

		6,578

Asia—6.0%
Australia—2.8%
BHP Billiton Ltd. (Diversified resources)	146,600	2,443
Macquarie Bank Ltd. (Financial services)	48,300	2,402
*Sigma Company, Ltd. (Medical distributors)	219,089	502
Toll Holdings Ltd. (Trucking)	161,200	1,755

		7,102

Hong Kong—2.5%
Esprit Holdings Ltd. (Apparel, footwear and retail)	316,500	2,245
Li & Fung Ltd. (Distributions)	869,000	1,672
Techtronic Industries Co. (Consumer durables)	959,400	2,283

		6,200

Singapore—0.7%
Capital and, Ltd. (Real estate operations)	908,000	1,876

Canada—5.0%
Canadian National Railway Co. (Railroads)	69,600	5,574
Manulife Financial Corporation (Life and health insurance)	64,300	3,775
*Research in Motion Ltd. (Wireless telecommunication)	31,800	2,098
Shoppers Drug Mart Corporation (Retail trade)	29,800	1,127

		12,574

Emerging Latin America—2.7%
Brazil—0.5%
Companhia de Concessoes Rodoviarias (Public thoroughfares)	12,300	389
*Natura Cosmeticos S.A. (Cosmetics)	18,100	798

		1,187

Columbia—0.4%
Bancolumbia S.A.—ADR (Commerical banks)	32,000	923

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America— 2.7%—(continued)
Mexico—1.8%
America Movil S.A. (Communications)	1,025,600	$1,501
Walmart de Mexico (Retail trade)	564,300	3,139

		4,640

Emerging Europe, Mid-East, Africa—1.5%
South Africa—1.5%
Naspers, Ltd. (Media)	54,000	959
Sasol ASA (Energy)	81,200	2,928

		3,887

Total Common Stock—92.6% (cost $206,975)		232,355

Preferred Stocks
Brazil—1.5%
Banco Itau S.A. (Banking)	106,600	2,569
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	71,300	1,135

		3,704

Germany—0.3%
Porsche AG (Automobiles)	1,215	872

Total Preferred Stocks—1.8% (cost $3,963)		4,576

Investment in Affiliate
William Blair Ready Reserves Fund	93,454	93

Total Investment in Affiliate—0.0% (cost $93)		93

Short-Term Investments
American Express Demand Note, VRN 4.235%, due 1/03/06	$8,895,000	8,895

Prudential Funding Demand Note, VRN 3.930%, due 1/03/06	$1,867,000	1,867

Total Short-Term Investments—4.3% (cost $10,762)		10,762

Total Investments—98.7% (cost $221,793)		247,786
Cash and other assets, less liabilities—1.3%		3,143

Net assets—100.0%		$250,929

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 15

Institutional International Equity Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

For securities, excluding those primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Euro	26.4%
Japanese Yen	22.6%
British Pound Sterling.	11.6%
Swiss Franc	9.5%
Canadian Dollar	5.3%
Hong Kong Dollar	3.2%
South Korean Won	3.0%
Australian Dollar	3.0%
Taiwan Dollar	2.8%
Indian Rupee.	2.3%
Brazilian Real.	2.1%
Mexico Nuevo Peso.	2.0%
South African Rand	1.6%
Norwegian Krone.	1.5%
United States Dollar	1.4%
Singapore Dollar	0.8%
Swedish Krona	0.5%
Malaysian Ringgit	0.4%

100.0%

At December 31, 2005 the Fund’s Portfolio of Investments includes the following industry categories:

Finance	26.8%
Consumer Discretionary	19.4%
Information Technology	14.9%
Health Care	12.3%
Industrials	8.4%
Energy	8.2%
Consumer Staples	5.0%
Materials	1.9%
Utilities	1.6%
Telecommunication Services	1.5%

100.0%

See accompanying Notes to Financial Statements.

16 Annual Report December 31, 2005	--

Jeffrey A. Urbina

INTERNATIONAL SMALL CAP GROWTH FUND

The International Small Cap Growth Fund primarily invests in a diversified portfolio of common stocks of small cap companies in developed and emerging markets.

AN OVERVIEW FROM THE PORTFOLIO MANAGER

I am pleased to have the International Small Cap Growth Fund become the newest addition to the William Blair Fund Family and would like to thank our shareholders for investing with us.

I am enthusiastic about the opportunities available to me as the manager of the International Small Cap Growth Fund. The International Small Cap Growth Fund will invest in companies with market capitalizations of $5 billion or less, and will seek stocks of companies that historically have had and are expected to maintain superior growth, profitability and quality relative to local markets and relative to companies within the same industry worldwide. Such companies generally will exhibit superior business fundamentals, including leadership in their field, quality products or services, distinctive marketing and distribution, pricing flexibility and revenue from products or services consumed on a steady, recurring basis. In managing the Fund I will focus on companies with above-average returns on equity, strong balance sheets and consistent, above-average earnings growth.

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The International Small Cap Growth Fund commenced operations on November 1, 2005. Through the period ending December 31, 2005, the Fund posted a gain of 11.62% (Institutional Class Shares), ahead of the 10.68% return of the Fund’s benchmark, the MSCI World Small Cap Free ex-U.S. Index, for this short time period.

What factors were behind the Fund’s performance versus the benchmark?

The International Small Cap Growth Fund’s “since inception” performance was driven by strong stock selection in emerging markets and Japanese small capitalization stocks. In particular, the Fund’s allocation to and stock selection in Japanese specialty retailers added value, as did the Fund’s focus on Japanese small cap financials. From a sector perspective, the Fund’s stock selection in Consumer Discretionary, Financials, Industrials and Information Technology augmented relative results.

What is your outlook for the international markets?

After a third consecutive year of strong equity returns worldwide, markets have for the most part erased the losses of the 2000-2002 bear market. As the new year begins, many national and regional indices (with the obvious exceptions of Nasdaq and the Japanese market benchmarks) are at or approaching historic highs. Even in the US, where index returns were modest, a majority of individual stocks offered better performance.

Prices have been propelled higher by strong fundamentals: exceptional earnings growth and a surprisingly stable inflation and long term interest rate environment. The only two elements of cyclical risk in the global economic picture have been Fed tightening and rising energy costs, and up to now, neither of them has had a significant impact on growth. Relative economic stability has enabled strong corporate performance to act as the key driver of share price gains over the course of the last several years. Accordingly, if the structural framework

December 31, 2005	William Blair Funds 17

of the global economy remains in equilibrium, and corporate growth and profitability continue to meet or exceed expectations, the market environment will remain conducive to solid equity returns.

The principal risks in the macro picture are well known, and mostly focused on the US: household sector leverage and inadequate savings; consumer vulnerability to weakness in home prices; interest rate and exchange rate risks associated with the US current account deficit; the potential for a central bank policy error (such as overreacting to transitory inflation signs); a ‘superspike’ in oil and gas prices beyond what has already taken place; and/or exogenous variables such as avian flu, terrorist disruptions, or natural disasters.

Since none of these issues are new, the only way they could have a dramatic impact on the market risk profile would be if one of them suddenly had a delayed or cumulative effect, or if two or more of them combined in some unforeseen way. These possibilities cannot be conclusively ruled out, but at the same time, the resilience of the financial and economic infrastructure—perhaps a byproduct of increasing global integration—has been impressive over the last decade.

The other key variable in the outlook is corporate profitability and growth, where we have seen continued strength in the US and dramatic improvement in Japan, Europe, and in many developing markets. This aspect of the market environment shows no sign of deteriorating or even slackening the pace of improvement. Corporate management continues to focus on improving supply chain management, capital and labor productivity, cost control, and marketing. Returns on capital are now well above the cost of capital in every principal region of the world; and while there are concerns that ‘excessive’ profitability is a risk factor in itself, there is no signal apparent of either complacency or irrational competitive behavior undermining corporate performance on a wide scale.

Even in a benign economic and earnings scenario, of course, there is no guarantee of supernormal returns or a continuation of the trends of 2003-05. There is a reasonable (although not conclusive) case that cyclical growth may slow in the US and China in 2006, and profit growth may be restrained as a result. In addition, growth in the energy and financial sectors may be held back by price declines and yield curve flattening, respectively. On the other hand, Japan and more recently Europe seem to be benefiting from the effects of a strong external environment and solid corporate profitability, and could continue to mount moderate but self-sustaining recoveries. On a global basis, there is probably not much reason to anticipate significantly lower earnings growth in 2006, but some deceleration seems likely.

In the context of the current profit and interest rate picture, current valuations should not present a significant issue for potential returns, and even areas that have seen relatively strong recent performance, such as small caps and Japan, are not so extended as to be unusually risky on valuation grounds alone.

Emerging markets continue to be a special case, influenced by long term changes outside of the business cycle. Whereas previous cycles were dominated by unstable investment flows and highly volatile production and trade patterns, virtually all of the developing world is now seeing new dynamics of high savings, credit development, job creation and household spending growth, as well as more responsible and transparent corporate behavior. These factors are reducing financial risk at the same time they create new avenues of growth in emerging economies, and have been instrumental in driving exceptional returns in this asset class since 1999.

On balance, we see a reasonable balance between risk and opportunity for the year ahead, particularly as international markets continue to be led by the ongoing trend toward better corporate performance and governance. At the margins of any set of expectations, of course, are the ‘unknown unknowns’. Volatility has been relatively low for some time, and global markets have not faced any major discontinuities for several years. Any investment strategy predicated on anticipation of normal growth and risk parameters has to be adaptable to evolving change, and adaptability built into portfolio structure from the bottom up is probably the most consistent method for refining strategy.

18 Annual Report	December 31, 2005

International Small Cap Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

Since Inception(a)
International Small Cap Growth Fund Institutional Class	11.62%
MSCI WLD EX-US Small Cap Free Index	10.68
(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) World Ex-US Small Cap Free Index is an unmanaged index that is designated to measure equity performance of small cap stocks in developed and emerging markets.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

December 31, 2005	William Blair Funds 19

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Europe—30.0%
France—7.0%
April Group S.A. (Insurance brokers)	18,600	$767
Iliad S.A. (Internet software and services)	12,050	745
Klepierre (Real estate)	5,450	511
*Nexity (Real estate management)	9,850	500
*Orpea (Hospital and nursing management)	4,600	252
Zodiac S.A. (Aerospace and defense)	12,000	769

		3,544

Germany—9.0%
Bijou Brigitte (Fashion jewelry accessories)	2,400	647
*CTS Eventim (Leisure and recreation products)	20,700	503
Did Deutscher Industrie Svc (Commercial services)	8,500	496
GFK AG (Commercial services)	10,900	364
*Q-Cells AG (Alternative energy sources)	8,100	472
*Qiagen NV (Biomedical)	50,900	596
Rational AG (Business equipment)	3,900	518
Solarworld AG (Alternative energy sources)	3,550	475
Stada Arzneimittel AG (Pharmaceuticals)	15,000	489

		4,560

Greece—1.0%
Bank of Piraeus (Banking)	23,300	497

Ireland—1.7%
Kingspan Group plc (Construction)	38,600	484
United Drug plc (Pharmaceuticals)	86,500	374

		858

Italy—3.9%
Amplifon SpA (Retail)	7,480	505
Credito Emiliano SpA (Banking)	44,400	495
Pirelli & C Real Estate SpA (Real estate development)	4,500	246
Tod’s SpA (Footwear apparel)	11,200	755

		2,000

Luxembourg—0.5%
*Transcom Worldwide S.A. (E-services and consulting)	28,700	237

Netherlands—0.9%
*Tomtom NV (Computer software)	14,000	480

Sweden—4.1%
*Capio AB (Health care)	41,400	737
Clas Ohlson AB (Retail)	17,100	324
HIQ International AB (Computer services)	41,600	226
*Modern Times Group (Television)	12,100	505
*Tradedoubler AB (E-services and consulting)	14,000	271

		2,063

Switzerland—1.9%
*Actelion Ltd. (Biotechnology)	970	80
*EFG International (Banking)	9,250	246
Phonak Holdings AG (Hearing technology)	14,600	629

		955

Japan—27.2%
Aeon Credit Service Co., Ltd. (Consumer finance)	8,500	804
Aeon Mall Co., Ltd. (Real estate)	21,400	1,043

Issuer	Shares	Value

Common Stocks—Japan—27.2%—(continued)
Arrk Corporation (Miscellaneous manufacturer)	7,400	$544
*Askul Corporation (Retail trade)	1,900	59
*Chiyoda Corp. (Construction)	32,000	733
Honeys Company, Ltd. (Luxury goods)	9,000	733
ITO EN, Ltd. (Beverages)	8,300	498
*K.K. Davinci Advisors (Consulting services)	32	240
*Kenedix, Inc. (Investment management services)	39	246
Komeri Co. (Specialty retail)	12,000	514
MISUMI Group, Inc. (Metal production)	16,800	730
Nakanishi Inc. (Medical specialties)	4,300	482
Neomax Co., Ltd. (Electronic equipment and instruments)	23,000	757
Nitori Company Ltd. (Specialty stores)	5,800	540
Park 24 Co., Ltd. (Commercial services)	17,000	607
Point Inc. Ltd. (Apparel and footwear retail)	9,500	793
Ryohin Keikaku Co. Ltd. (Retail stores)	9,700	848
Shimamura Company Ltd. (Retail stores)	5,700	787
Sparx Asset Management Co. (Financial)	188	550
Sundrug Co., Ltd. (Drug stores)	13,600	745
Suruga Bank (Banking)	56,000	703
United Arrows, Ltd. (Specialty retail)	12,200	774

		13,730

United Kingdom—10.3%
Accident Exchange Group plc (Auto rental)	34,200	242
*Burren Energy plc (Energy)	46,600	732
*Cairn Energy plc (Petroleum refining)	22,500	742
Capita Group plc (Commercial services)	105,100	753
Carphone Warehouse Group plc (Consumer electronics)	109,000	519
*Michael Page International (Personnel services)	106,200	493
Tullow Oil plc (Oil, gas drilling and exploration)	158,100	735
Ultra Electronic Holdings plc (Electronic products)	29,000	493
VT Group plc (Shipbuilding)	67,500	491

		5,200

Emerging Asia—8.0%
China—3.1%
Ctrip.com International Ltd.—ADR (Hotels, restaurants and leisure)	4,100	237
*Focus Media Holdings—ADR (Advertising sales)	7,500	253
Li Ning Co. Ltd. (Leisure equipment and products)	326,873	232
Ports Design Limited (Apparel and luxury goods)	207,500	241
*Suntech Power Holdings Co. Ltd—ADR (Alternative energy sources)	22,900	624

		1,587

India—1.0%
HDFC Bank—ADR (Banking)	9,500	483

Malaysia—0.9%
*Airasia Bhd (Air transport)	552,900	233
Transmile Group Bhd (Airport development and maintenance)	78,500	220

		453

See accompanying Notes to Financial Statements.

20 Annual Report	December 31, 2005

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—8.0%—(continued)
South Korea—1.6%
Hana Tour Service Inc. (Travel services)	6,300	$299
*NHN Corporation (Internet software and services)	1,900	502

		801

Taiwan—1.4%
Novatek Microelectronics (Semiconductors and equipment)	123,000	721

Emerging Latin America—6.3%
Brazil—3.3%
*Diagnosticos Da America S.A. (Health care services)	25,100	467
Gol Linhas Aereas Int S.P.—ADR (Air transport)	17,300	488
*Natura Cosmeticos S.A. (Cosmetics)	10,500	463
*Submarino S.A.(E-commerce)	14,600	259

		1,677

Chile—1.0%
Cencosud S.A.—ADR 144A (Retail stores)	16,500	491

Mexico—1.5%
*Urbi Desarrollos Urbanos S.A. (Household durables)	105,800	733

Panama—0.5%
*Copa Holdings S.A. Class “A” (Airlines)†	9,900	270

Asia—6.0%
Australia—2.6%
Billabong International Ltd. (Apparel and luxury goods)	24,400	260
*Sigma Company, Ltd. (Medical distributors)	231,972	531
Toll Holdings, Ltd. (Trucking)	46,500	506

		1,297

Hong Kong—1.4%
Techtronic Industries Co. (Consumer durables)	304,500	725

New Zeland—0.5%
*Pumpkin Patch, Ltd. (Retail apparel)	110,500	254

Singapore—1.5%
Goodpack Ltd. (Air freight and logistics)	322,000	330
Osim International Ltd. (Consumer sundries)	235,000	224
Raffles Education Corp. Ltd. (Schools)	199,800	202

		756

Emerging Europe, Mid-East, Africa—4.6%
Czech Republic—0.2%
*Central European Media Enterprises Ltd. Class “A” (Television)†	1,700	98

*Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Europe, Mid-East, Africa—4.6%—(continued)
Egypt—1.1%
Orascom Construction Industry (Construction)	14,200	$540

Russia—0.4%
*Pyaterochka Holdings—GDR (Consumer staples)	14,800	214

South Africa—2.9%
African Bank Investments (Consumer loans)	193,700	752
Aspen Pharmacare (Pharmaceuticals)	94,500	500
Edgars Consolidated Stores (Apparel, footwear and retail)	40,900	228

		1,480

Canada—2.0%
*FirstService Corp. (Diversified commercial services)†	10,000	257
*Gildan Activewear, Inc. (Apparel and luxury goods)	5,800	249
Ritchie Brothers Auctioneers, Inc. (Business services)†	5,900	249
*Rona, Inc. (Building materials)	13,600	251

		1,006

Total Common Stock—94.4% (cost $43,429)		47,711

Investment in Affiliate
William Blair Ready Reserves Fund	410,264	410

Total Investment in Affiliate—0.8% (cost $410)		410

Short-Term Investments
American Express Demand Note, VRN 4.235 % due 1/3/06	$1,416,000	1,416
Prudential Funding Demand Note, VRN 3.930% due 1/3/06	$1,915,000	1,915

Total Short-Term Investments—6.6% (cost $3,331)		3,331

Total Investments—101.8% (cost $47,170)		51,452
Liabilities plus cash and other assets—(1.8)%		(918)

Net assets—100.0%		$50,534

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 21

International Small Cap Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

For securities, primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities pursuant to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2005 the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	30.2%
Industrials and Services	26.3%
Financials	15.2%
Healthcare	9.5%
Information Technology	6.7%
Energy	5.9%
Consumer Staples	4.0%
Telecommunication Services	1.5%
Materials	0.7%

100.0%

At December 31, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

Japanese Yen	28.8%
Euro	25.0%
British Pound Sterling	10.9%
United States Dollar	7.7%
Swedish Krona	4.8%
South African Rand	3.1%
Australian Dollar	2.7%
Hong Kong Dollar	2.5%
Brazilian Real	2.5%
Swiss Franc	2.0%
South Korean Won	1.7%
Singapore Dollar	1.6%
Mexican Nuevo Peso	1.5%
Taiwan Dollar	1.5%
Egyptian Pound	1.1%
Canadian Dollar	1.1%
All other currencies	1.5%

100.0%

See accompanying Notes to Financial Statements.

22 Annual Report	December 31, 2005

W. George Greig

Todd M. McClone

Jeffrey A. Urbina

EMERGING MARKETS GROWTH FUND

The Emerging Markets Growth Fund primarily invests in a diversified portfolio of equity securities issued by growth companies in emerging economies worldwide.

AN OVERVIEW FROM THE PORTFOLIO MANAGERS

How did the Fund perform since its inception? How did the Fund’s performance compare to its benchmark?

The Emerging Markets Growth Fund commenced operations on June 6, 2005. Through the period ending December 31, 2005, the Fund posted a gain of 42.82% (Institutional Class Shares), ahead of the 29.26% return of the Fund’s benchmark, the MSCI Emerging Markets Index.

What factors were behind the Fund’s performance versus the benchmark?

The Emerging Markets Growth Fund’s “since inception” performance was augmented by strong stock selection in Emerging Asia and Latin America, coupled with regional positioning. Within Emerging Asia, Consumer Discretionary, Information Technology, and Telecommunication Services holdings in particular performed well while Latin American Telecommunication Services and Industrials holdings were the strongest performers. Stock selection across most sectors contributed to the Fund’s outperformance during the period with the largest value added in Industrials, Information Technology, Consumer Discretionary and Telecommunication Services.

What were the most significant factors impacting international markets during 2005?

During the first six months of 2005 the international equity markets were largely flat; however, during the last half of the year the equity markets sharply appreciated as evidenced by the annual 17.11% MSCI All Country World Free except US Index return. International equities significantly outpaced the US as measured by the Standard & Poor’s 500 Index, which rose 4.91% year to date. This increase was despite US dollar appreciation versus most foreign currencies, which reduced returns to US investors. The MSCI EAFE Index rose 29.54% in local terms, which translated into 14.02% to US dollar investors, as the US dollar appreciated an average 13% relative to EAFE (Europe and Australasia, Far East Equity) country currencies.

Positive second half international equity market performance was driven by strong results across sectors, capitalizations and regions. Emerging markets were the strongest part of the international markets overall, returning 34.54% as measured by the MSCI Emerging Markets Index. Within emerging markets, Latin America was the strongest region, returning 50.42%, while the Emerging Europe and Africa region was up nearly 39%, and Emerging Asia returned 27.50%.

What is your outlook for the international markets?

After a third consecutive year of strong equity returns worldwide, markets have for the most part erased the losses of the 2000-2002 bear market. As the new year begins, many national and regional indices (with the obvious exceptions of Nasdaq and the Japanese market benchmarks) are at or approaching historic highs. Even in the US, where index returns were modest, a majority of individual stocks offered better performance.

December 31, 2005	William Blair Funds 23

Prices have been propelled higher by strong fundamentals: exceptional earnings growth and a surprisingly stable inflation and long term interest rate environment. The only two elements of cyclical risk in the global economic picture have been Fed tightening and rising energy costs, and up to now, neither of them has had a significant impact on growth. Relative economic stability has enabled strong corporate performance to act as the key driver of share price gains over the course of the last several years. Accordingly, if the structural framework of the global economy remains in equilibrium, and corporate growth and profitability continue to meet or exceed expectations, the market environment will remain conducive to solid equity returns.

The principal risks in the macro picture are well known, and mostly focused on the US: household sector leverage and inadequate savings; consumer vulnerability to weakness in home prices; interest rate and exchange rate risks associated with the US current account deficit; the potential for a central bank policy error (such as overreacting to transitory inflation signs); a ‘superspike’ in oil and gas prices beyond what has already taken place; and/or exogenous variables such as avian flu, terrorist disruptions, or natural disasters.

Since none of these issues are new, the only way they could have a dramatic impact on the market risk profile would be if one of them suddenly had a delayed or cumulative effect, or if two or more of them combined in some unforeseen way. These possibilities cannot be conclusively ruled out, but at the same time, the resilience of the financial and economic infrastructure—perhaps a byproduct of increasing global integration—has been impressive over the last decade.

The other key variable in the outlook is corporate profitability and growth, where we have seen continued strength in the US and dramatic improvement in Japan, Europe, and in many developing markets. This aspect of the market environment shows no sign of deteriorating or even slackening the pace of improvement. Corporate management continues to focus on improving supply chain management, capital and labor productivity, cost control, and marketing. Returns on capital are now well above the cost of capital in every principal region of the world; and while there are concerns that ‘excessive’ profitability is a risk factor in itself, there is no signal apparent of either complacency or irrational competitive behavior undermining corporate performance on a wide scale.

Even in a benign economic and earnings scenario, of course, there is no guarantee of supernormal returns or a continuation of the trends of 2003-05. There is a reasonable (although not conclusive) case that cyclical growth may slow in the US and China in 2006, and profit growth may be restrained as a result. In addition, growth in the energy and financial sectors may be held back by price declines and yield curve flattening, respectively. On the other hand, Japan and more recently Europe seem to be benefiting from the effects of a strong external environment and solid corporate profitability, and could continue to mount moderate but self-sustaining recoveries. On a global basis, there is probably not much reason to anticipate significantly lower earnings growth in 2006, but some deceleration seems likely.

In the context of the current profit and interest rate picture, current valuations should not present a significant issue for potential returns, and even areas that have seen relatively strong recent performance, such as small caps and Japan, are not so extended as to be unusually risky on valuation grounds alone.

Emerging markets continue to be a special case, influenced by long term changes outside of the business cycle. Whereas previous cycles were dominated by unstable investment flows and highly volatile production and trade patterns, virtually all of the developing world is now seeing new dynamics of high savings, credit development, job creation and household spending growth, as well as more responsible and transparent corporate behavior. These factors are reducing financial risk at the same time they create new avenues of growth in emerging economies, and have been instrumental in driving exceptional returns in this asset class since 1999.

24 Annual Report	December 31, 2005

On balance, we see a reasonable balance between risk and opportunity for the year ahead, particularly as international markets continue to be led by the ongoing trend toward better corporate performance and governance. At the margins of any set of expectations, of course, are the ‘unknown unknowns’. Volatility has been relatively low for some time, and global markets have not faced any major discontinuities for several years. Any investment strategy predicated on anticipation of normal growth and risk parameters has to be adaptable to evolving change, and adaptability built into portfolio structure from the bottom up is probably the most consistent method for refining strategy.

December 31, 2005	William Blair Funds 25

Emerging Markets Growth Fund

Performance Highlights (unaudited)

Average Annual Total Return at 12/31/2005

Since Inception(a)
Emerging Markets Growth Fund Institutional Class	42.82%
MSCI Emerging Markets Free Index	29.26
(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher than the data quoted. Results shown are average annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds.com. International investing involves special risk considerations, including currency fluctuations, lower liquidity, economic and political risk.

The performance highlights and graph presented above do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The Morgan Stanley Capital International (MSCI) Emerging Markets Free Index is an index that is designated to measure equity performance in the global emerging markets.

This report identifies the Fund’s investments on December 31, 2005. These holdings are subject to change. Not all stocks in the Fund performed the same, nor is there any guarantee that these stocks will perform as well in the future. Market forecasts provided in this report may not necessarily come to pass.

Sector Diversification (unaudited)

The sector diversification shown is based on the total investment portfolio.

26 Annual Report	December 31, 2005

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares	Value

Common Stocks—Emerging Asia—44.0%
China—7.5%
China Mungniu Dairy Co. Ltd. (Food products)	2,834,000	$2,406
Ctrip.com International Ltd.—ADR (Hotels, restaurants, and leisure)	19,300	1,115
*Focus Media Holding Ltd.—ADR (Advertising sales)	31,000	1,047
*Foxconn International (Manufacturing services)	2,701,000	4,410
Fu Ji Food and Catering Services Holdings Ltd (Hotels, restaurants, and leisure)	782,000	1,281
Li Ning Co. Ltd (Leisure equipment and products)	1,640,000	1,163
*Parkson Retail Group Ltd. (Retail stores)	768,900	1,388
Ports Design Ltd. (Apparel and luxury goods)	1,075,000	1,251
*Suntech Power Holdings Co. Ltd—ADR (Alternate energy sources)	172,600	4,703

		18,764

India—10.6%
*Bharti Tele-Ventures (Wireless telecommunication services)	920,700	7,079
HDFC Bank (Banking)	302,300	4,745
Housing Development Finance Corp. (Financial services)	177,900	4,773
Infosys Technologies, Ltd. (Consulting and software services)	146,800	9,780

		26,377

Malaysia—3.8%
*Airasia Bhd (Air transport)	5,449,000	2,291
Bumiputra Commerce Holding Bhd (Banking)	3,347,800	5,050
Transmile Group Bhd (Airport development and maintenance)	765,400	2,145

		9,486

South Korea—13.8%
Hana Tour Service (Travel service)	64,700	3,068
Hyundai Motor Co. Ltd. (Automobiles)	64,590	6,165
*Kookmin Bank (Banking)	65,940	4,987
Korea Investment Holdings Co. Ltd. (Diversified financial services)	61,630	2,589
*NHN Corporation (Internet software and services)	9,500	2,510
Samsung Electronics Co. (Semiconductors)	15,800	10,200
Shinsegae Co. Ltd. (Discount retail)	11,100	4,854

		34,373

Taiwan—8.3%
Hon Hai Precision Industry (Computers)	1,332,107	7,334
*Mediatek Inc. (Semiconductors and equipment)	685,800	8,039
Novatek Microelectronics (Semiconductors and equipment)	926,724	5,435

		20,808

Issuer	Shares	Value

Common Stocks—Emerging Europe, Mid-East, Africa—22.4%
Czech Republic—0.3%
*Central European Media Enterprises Ltd., Class “A” (Television)†	15,100	$874

Egypt—2.1%
Orascom Contruction Industry—GDR (Construction)	69,900	5,242

Hungary—1.9%
MOL Magyar Olaj-es Gazipari (Oil company)	24,900	2,336
Richter Gedeon Rt. (Pharmaceuticals)	12,600	2,265

		4,601

Russia—2.4%
*Novatek OAO—GDR 144A (Oil, gas drilling, and exploration)	214,100	4,814
*Pyaterochka Holdings—GDR (Food and retail)	73,900	1,068

		5,882

South Africa—13.7%
African Bank Investments (Banking)	1,310,300	5,087
Aspen Pharmacare Holdings Ltd. (Pharmaceuticals)	471,700	2,494
Edgars Consolidated Stores (Apparel, footwear and retail)	312,200	1,740
*MTN Group Ltd. (Telecommunication services)	783,600	7,706
Naspers Ltd. (Media)	272,900	4,846
Sasol Ltd. (Oil company)	205,800	7,422
Standard Bank Group Ltd. (Banking)	402,700	4,839

		34,134

Turkey—2.0%
*Turkiye Garanti Bankasi A.S. (Banking)	1,414,300	5,098

Emerging Latin America—21.8%
Brazil— 3.9%
Cia de Concessoes Rodoviarias (Public thoroughfares)	38,900	1,232
*Diagnosticos da America S.A. (Health care services)	126,800	2,361
Gol Linhas Aereas Int S.P—ADR (Air transport)	85,700	2,418
*Natura Cosmeticos S.A. (Cosmetics)	53,900	2,376
*Submarino S.A. (Internet and catalog retail)	69,800	1,240

		9,627

Chile—5.8%
Banco Santander SP—ADR (Banking)	105,200	4,692
Cencosud S.A.—ADR 144A (Retail stores)	84,600	2,515
S.A.C.I. Falabella S.A. (Retail stores)	2,657,400	7,289

		14,496

Columbia—1.9%
Bancolombia S.A.—ADR (Banking)	166,900	4,812

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 27

Emerging Markets Growth Fund

Portfolio of Investments, December 31, 2005 (all dollar amounts in thousands)

Issuer	Shares or Principal Amount	Value

Common Stocks—Emerging Latin America—21.8%—(continued)
Mexico—9.8%
America Movil S.A. (Communications)	3,190,700	$4,671
*Corporacion Geo Sa De Cv (Real estate)	1,409,000	4,981
*Urbi Desarrollos Urbanos S.A. (Household durables)	703,200	4,872
Walmart de Mexico (Retail trade)	1,757,900	9,777

		24,301

Panama—0.4%
*Copa Holdings S.A., Class “A” (Airlines)†	40,900	1,117

Total Common Stock—88.2% (cost $191,210)		219,992

Preferred Stock
Brazil—4.7%
Banco Itau Holding (Banking)	189,800	4,574
Petroleo Brasileiro S.A. (Oil, gas drilling, and exploration)	446,400	7,109

Total Preferred Stock—4.7% (cost $10,796)		11,683

Investment in Affiliate
William Blair Ready Reserves Fund	3,821,204	3,821

Total Investment in Affiliate—1.5% (cost $3,821)		3,821

Short-Term Investments
American Express Demand Note, VRN 4.235% due 1/3/06	$3,778,000	3,778
Prudential Funding Demand Note, VRN 3.930% due 1/3/06	$3,659,000	3,659

Total Short-Term Investments—3.0% (cost $7,437)		7,437

Total Investments—97.4% (cost $213,264)		242,933
Cash and other assets, less liabilities—2.6%		6,415

Net assets—100.0%		$249,348

* Non-income producing securities

ADR = American Depository Receipt

GDR = Global Depository Receipt

VRN = Variable Rate Note

† = U.S. listed foreign security

For securities, excluding those primarily traded on exchanges or markets that close before the close of regular trading on the New York Stock Exchange, the Fund uses an independent pricing service on a daily basis to fair value price the securities to Valuation Procedures adopted by the Board of Trustees.

At December 31, 2005 the Fund’s Portfolio of Investments includes the following currency categories:

United States Dollar	14.9%
South Korean Won	14.8%
South African Rand	14.7%
Indian Rupee	11.4%
Mexico Nuevo Peso	10.5%
Taiwan Dollar	9.0%
Brazilian Real	8.2%
Hong Kong Dollar	5.1%
Malaysian Ringgit	4.1%
Chilean Peso	3.1%
Turkish Lira	2.2%
Hungarian Forint	2.0%

100.0%

At December 31, 2005 the Fund’s Portfolio of Investments includes the following industry categories:

Consumer Discretionary	22.7%
Finance	22.1%
Information Technology	20.6%
Energy	11.4%
Industrials	9.7%
Telecommunication Services	8.4%
Consumer Staples	3.1%
Health Care	2.0%

100.0%

See accompanying Notes to Financial Statements.

28 Annual Report	December 31, 2005

Statements of Assets and Liabilities

December 31, 2005 (all dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund	Emerging Markets Growth Fund
Assets
Investments in securities, at cost	$1,115,883	$221,700	$46,760	$209,443
Investments in Affiliated Fund, at cost	1,079	93	410	3,821

Investments in securities, at value	$1,547,227	$247,693	$51,042	$239,112
Investments in Affiliated Fund, at value	1,079	93	410	3,821
Cash	47	13	—	1
Foreign currency, at value (cost $7,455, $1,623, $44, and $2,860, respectively)	7,557	1,660	45	2,878
Receivable for fund shares sold	3,486	2,500	254	1,269
Receivable for investment securities sold	3,915	199	304	2,930
Receivable from Advisor	—	7	—	—
Dividend and interest receivable	1,221	129	22	132

Total assets	1,564,532	252,294	52,077	250,143
Liabilities
Payable for investment securities purchased	7,633	1,170	1,487	518
Payable for fund shares redeemed	96	—	—	45
Management fee payable	1,234	122	6	153
Distribution and shareholder services fee payable	—	—	2	9
Other accrued expenses	155	73	48	70

Total liabilities	9,118	1,365	1,543	795

Net Assets	$1,555,414	$250,929	$50,534	$249,348

Capital
Composition of Net Assets
Par value of shares of beneficial interest	$86	$21	$5	$18
Capital paid in excess of par value	1,126,781	226,639	45,907	219,209
Accumulated net investment income (loss)	(14,549)	(581)	(99)	(322)
Accumulated realized gain (loss)	11,677	(1,178)	442	757
Net unrealized appreciation (depreciation) of investments and foreign currencies	431,419	26,028	4,279	29,686

Net Assets	$1,555,414	$250,929	$50,534	$249,348

Net Assets	$1,555,414	$250,929	$—	$—
Shares Outstanding	85,869,096	20,833,285	—	—
Net Asset Value Per Share	$18.11	$12.04	$—	$—
Institutional Share Class
Net Assets	$—	$—	$35,163	$189,431
Shares Outstanding	—	—	3,150,242	13,339,140
Net Asset Value Per Share	$—	$—	$11.16	$14.20

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 29

Statements of Operations

For the Year Ended December 31, 2005 (all dollar amounts in thousands)

	Institutional International Growth Fund	Institutional International Equity Fund	International Small Cap Growth Fund(a)	Emerging Markets Growth Fund (b)
Investment income
Dividends	$21,422	$1,033	$57	$586
Less foreign tax withheld	(1,716)	(76)	—	(24)
Income from Affiliated Fund	175	31	1	26
Interest	678	183	16	90

Total income	20,559	1,171	74	678
Expenses
Investment advisory fees	12,489	824	61	508
Distribution fees	—	—	—	6
Shareholder administration fees	—	—	3	22
Custodian fees	845	183	34	148
Transfer agent fees	47	5	1	12
Professional fees	89	44	24	29
Registration fees	47	49	8	41
Other expenses	277	17	3	4

Total expenses before waiver	13,794	1,122	134	770
Less expenses waived or absorbed by the Advisor	—	(208)	(54)	(161)

Net expenses	13,794	914	80	609

Net investment income (loss)	6,765	257	(6)	69
Net realized and unrealized gain (loss) on investments, foreign currency transactions and other assets and liabilities
Net realized gain (loss) on investments	116,446	(812)	442	1,926
Net realized gain (loss) on foreign currency transactions and other assets and liabilities	(6,149)	(614)	(87)	(391)

Total net realized gain (loss)	110,297	(1,426)	355	1,535
Change in net unrealized appreciation (depreciation) on investments and other assets and liabilities	167,187	25,499	4,279	29,686

Net increase (decrease) in net assets resulting from operations	$284,249	$24,330	$4,628	$31,290

(a) For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.

(b) For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.

See accompanying Notes to Financial Statements.

30 Annual Report	December 31, 2005

Statements of Changes in Net Assets

For the Periods Ended December 31, 2005 and 2004 (all amounts in thousands)

	Institutional International Growth Fund		Institutional International Equity Fund		International Small Cap Growth Fund	Emerging Markets Growth Fund
	2005	2004	2005	2004(a)	2005(b)	2005(c)
Operations
Net investment income (loss)	$6,765	$1,475	$257	$(3)	$(6)	$69
Net realized gain (loss) on investments, foreign currency transactions and other assets and liabilities	110,297	6,935	(1,426)	(142)	355	1,535
Change in net unrealized appreciation (depreciation) on investments, foreign currency transactions and other assets and liabilities	167,187	168,587	25,499	529	4,279	29,686

Net increase (decrease) in net assets resulting from operations	284,249	176,997	24,330	384	4,628	31,290
Distributions to shareholders from
Net investment income	(11,444)	(605)	(442)	—	(6)	—
Net realized gain	(112,356)	—	(3)	—	—	(1,169)

	(123,800)	(605)	(445)	—	(6)	(1,169)
Capital stock transactions
Net proceeds from sale of shares	114,081	597,277 (d)	201,804	27,000	46,006	224,893
Shares issued in reinvestment of income dividends and capital gain distributions	120,609	487	383	—	6	1,122
Less cost of shares redeemed	(63,161)	(28,231)	(2,527)	—	(100)	(6,788)

Net increase (decrease) in net assets resulting from capital stock transactions	171,529	569,533	199,660	27,000	45,912	219,227

Increase (decrease) in net assets	331,978	745,925	223,545	27,384	50,534	249,348
Net assets
Beginning of period	$1,223,436	$477,511	$27,384	$—	$—	$—

End of period	$1,555,414	$1,223,436	$250,929	$27,384	$50,534	$249,348

Undistributed net investment income (loss) at the end of the year	$(14,549)	$(5,484)	$(581)	$(125)	$(99)	$(322)

Capital stock transactions in dollars
Institutional Share Class (only)
Sales					$31,900	$172,789
Reinvested distributions					6	858
Redemptions					—	5,159

Net change in net assets relating to fund share activity					$31,906	$168,488

Capital stock transactions in shares
Shares sold	6,656	43,026	18,357	2,685	3,150	13,777
Shares issued in reinvestment of income dividends or capital gain distributions	6,798	31	32	—	—	62
Less shares redeemed	(3,750)	(1,991)	(240)	—	—	(500)

Net change in shares outstanding	9,704	41,066	18,149	2,685	3,150	13,339

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(c)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(d)	The net proceeds from sale of shares include $73 million dollars in two in-kind purchase transactions completed during 2004.

See accompanying Notes to Financial Statements.

December 31, 2005	William Blair Funds 31

Notes to Financial Statements

(1) Significant Accounting Policies

(a) Description of the Fund

William Blair Funds (the “Fund”) is a diversified mutual fund registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The number of shares authorized for this Fund is unlimited. The Fund currently consists of the following fourteen portfolios (the “Portfolios”), each with its own investment objectives and policies.

Equity Portfolios	International Portfolios
Growth	International Growth
Tax-Managed Growth	International Equity
Large Cap Growth	Institutional International Growth
Small Cap Growth	Institutional International Equity
Small-Mid Cap Growth	International Small Cap Growth
Value Discovery	Emerging Markets Growth
Fixed Income Portfolio
Income
Money Market Portfolio
Ready Reserves

The investment objectives of the Portfolios are as follows:

Equity	Long-term capital appreciation.
International	Long-term capital appreciation.
Fixed Income	High level of current income with relative stability of principal.
Money Market	Current income, a stable share price and daily liquidity.

The Institutional International Growth Fund, the Institutional International Equity Fund and the Institutional Share Class of the International Small Cap Growth Fund and the Emerging Markets Growth Fund are the only Portfolios covered in this report.

(b) Share Classes

Three different classes of shares of the International Small Cap Growth Fund and Emerging Markets Growth Fund currently exist: N, I and Institutional. This report includes financial information for only the Institutional Class. The Institutional share class is sold to institutional investors, including but not limited to employee benefit plans, endowments, foundations, trusts and corporations, who are able to meet the Fund’s high minimum investment requirement. The minimum initial investment required is $5 million.

(c) Investment Valuation

The market value of domestic equity securities and options is determined by valuing securities traded on national securities exchanges or markets or in the over-the-counter markets at the last sales price or, if applicable, the official closing price or, in the absence of a sale on the date of valuation, at the latest bid price.

For international securities, if the foreign exchange or market on which a security is primarily traded closes before the close of regular trading on the New York Stock Exchange (4:00 p.m. Eastern time), the Funds use an independent pricing service on a daily basis to estimate the fair value price as of the close of regular trading on the New York Stock Exchange. The Board of Trustees has determined that the passage of time between when foreign exchanges or markets close and when the Funds calculate their net asset values could cause the value of international securities to no longer be representative of their market price or accurate. In addition, quarterly the Board of Trustees receives a report which tracks the fair value prices used to calculate the net asset value to the next day’s opening local prices. Otherwise, the value of foreign equity securities is determined based on the last sale price on the foreign exchange or market on which it is primarily traded or, if there have been no sales during that day, at the latest bid price. Foreign currency forward contracts and foreign currencies are valued at the forward and current exchange rates, respectively, prevailing on the date of valuation.

32 Annual Report	December 31, 2005

Investments in other funds are valued at the underlying fund’s net asset value on the date of valuation. Other securities, and all other assets, including securities for which a market price is not available, or the value of which is affected by a significant valuation event, are valued at fair value as determined in good faith by, or under the direction of the Board of Trustees and in accordance with the Fund’s valuation procedures. As of December 31, 2005, there were securities held in the Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios requiring fair valuation by the Board of Trustees pursuant to the Fund’s valuation procedures.

(d) Investment income and investment transactions

Dividend income is recorded on the ex-dividend date, except for those dividends from certain foreign securities which are recorded as soon as the information is available. Foreign currency gains and losses associated with fluctuation in the foreign currency rate versus the United States dollar are recorded on the Statement of Operations as a component of net realized gains/(losses) on foreign currency transactions and other assets and liabilities.

Premiums and discounts are accreted and amortized on a straight-line basis for short-term investments and on an effective interest method for long-term investments.

Interest income is determined on the basis of the interest accrued, adjusted for amortization of premium or discount. Variable rate bonds and floating rate notes earn interest at coupon rates that fluctuate at specific time intervals.

Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are reported on an identified cost basis.

(e) Share Valuation and Dividends to Shareholders

Shares are sold and redeemed on a continuous basis at net asset value. The net asset value per share is determined by dividing the Portfolio’s net assets by the number of shares outstanding as of the close of regular trading on the New York Stock Exchange, which is generally 3:00 p.m. Central time (4:00 p.m. Eastern time), on each day the Exchange is open.

Dividends from net investment income, if any, are declared at least annually. Capital gain distributions, if any, are declared at least annually in December. Dividends payable to shareholders are recorded on the ex-dividend date.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with Federal income tax regulations that may differ from U.S. generally accepted accounting principles. As a result, net investment income or loss and net realized gain or loss for a reporting period may differ from the amount distributed during such period. In addition, the Portfolios may periodically record reclassifications among certain capital accounts to reflect differences between financial reporting and income tax basis distributions. The reclassifications were reported in order to reflect the tax treatment for certain permanent differences that exist between income tax regulations and U.S. generally accepted accounting principles. The reclassifications relate to section 988 currency gains and losses, and recharacterization of unrealized appreciation on PFICs (Passive Foreign Investment Corporations). These reclassifications have no impact on the net asset values of the Portfolio. Accordingly, at December 31, 2005, the following reclassifications were recorded (in thousands):

Portfolio	Undistributed Net Investment Income/(Loss)	Accumulated Undistributed Net Realized Gain/ (Loss)	Capital Paid In Excess of Par Value
Institutional International Growth	$(4,386)	$4,386	$—
Institutional International Equity	(271)	271	—
International Small Cap Growth	(87)	87	—
Emerging Markets Growth	(391)	391	—

Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes. The tax character of distributions paid during 2005 and 2004 was as follows (in thousands):

	Distributions Paid In 2005		Distributions Paid In 2004
Portfolio	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Institutional International Growth	$14,610	$109,190	$605	$—
Institutional International Equity	445	—	—	—
International Small Cap Growth	6	—	—	—
Emerging Markets Growth	1,169	—	—	—

December 31, 2005	William Blair Funds 33

As of December 31, 2005, the components of distributable earnings on a tax basis were as follows (in thousands):

Portfolio	Undistributed Ordinary Income	Accumulated Capital and Other Losses	Undistributed Long-Term Gain	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$12,597	$—	$9,285	$406,665
Institutional International Equity	1,453	493	—	23,309
International Small Cap Growth	511	—	—	4,111
Emerging Markets Growth	404	—	1,158	28,559

(f) Foreign Currency Translation and Foreign Currency Forward Contracts

The Portfolios may invest in securities denominated in foreign currencies. As such, assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate on the date of valuation. These Portfolios may enter into foreign currency forward contracts (1) as a means of managing the risks associated with changes in the exchange rates for the purchase or sale of a specific amount of a particular foreign currency, and (2) to hedge the value, in U.S. dollars, of portfolio securities. Gains and losses from foreign currency transactions associated with purchases and sales of investments and foreign currency forward contracts are included with the net realized and unrealized gain or loss on investments.

(g) Income Taxes

The Portfolios intend to comply with the special provisions of Subchapter M of the Internal Revenue Code available to regulated investment companies and, therefore, no provision for Federal income taxes has been made in the accompanying financial statements since each Portfolio intends to distribute substantially all of its taxable income to its shareholders and be relieved of all Federal income taxes.

The Portfolios have elected to mark-to-market their investments in Passive Foreign Investment Companies (“PFICs”) for Federal income tax purposes. In accordance with this election, the Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios recognized net unrealized appreciation (depreciation) of $19,062, $2,034, $117 and $726, respectively (in thousands) in 2005, all of which has been treated as an adjustment to the cost of investments for tax purposes. The Portfolios also treat the deferred loss associated with current and prior year wash sales as an adjustment to the cost of investments for tax purposes. The cost of investments for Federal income tax purposes and related gross unrealized appreciation/(depreciation) and net unrealized appreciation/(depreciation) at December 31, 2005 were as follows (in thousands):

Portfolio	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation / (Depreciation)
Institutional International Growth	$1,141,716	$412,547	$5,882	$406,665
Institutional International Equity	224,512	24,032	723	23,309
International Small Cap Growth	47,338	4,497	386	4,111
Emerging Markets Growth	214,391	28,804	245	28,559

At December 31, 2005, the Portfolios, with the exception of Institutional International Equity, have no unused capital loss carryforwards available for Federal income tax purposes to be applied against future capital gains, if any. Institutional International Equity Portfolio has an unused capital loss carryforward of $383 (in thousands) that will not expire until 2013.

For the period November 1, 2005 through December 31, 2005, the Institutional International Equity Portfolio incurred net realized capital or foreign currency losses. The Portfolio intends to treat this loss as having occurred in fiscal year 2006 for Federal income tax purposes (in thousands):

Portfolio	Capital Loss
Institutional International Growth	$—
Institutional International Equity	110
International Small Cap Growth	—
Emerging Markets Growth	—

34 Annual Report	December 31, 2005

(h) Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results may differ from those estimates.

(2) Transactions with Affiliates

(a) Management and Expense Limitation Agreements

The Institutional International Growth and Institutional International Equity Portfolios have a management agreement with William Blair & Company L.L.C. (the “Company”) for investment advisory, administrative, and other accounting services. The Portfolios pay the Company an annual fee, payable monthly, based on a specified percentage of its average daily net assets. A summary of the annual rates expressed as a percentage of average daily net assets is as follows:

First $500 million	1.00%
Next $500 million	0.95%
In excess of $1 billion	0.90%

The Emerging Markets Growth Portfolio pays the Company a 1.10% annual fee payable monthly, based on its average daily net assets. The International Small Cap Growth Portfolio pays the Company a 1.00% annual fee payable monthly, based on its average daily net assets.

The Portfolios have also entered into Expense Limitation Agreements with the Company. Under the terms of these Agreements, the Company has agreed to waive its advisory fees and absorb other operating expenses through April 30, 2006, if total expenses of either the Institutional International Growth or Institutional International Equity Portfolios’ exceeds 1.10% of average daily net assets or 1.25% of average daily net assets for the Institutional Share Class of the International Small Cap Growth and Emerging Markets Growth Portfolios.

For a period of three years subsequent to the Commencement of Operations of the Fund, the Company is entitled to reimbursement from the Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios for previously waived fees and expenses to the extent the overall expense ratio remains below the percentages indicated. The total amount available for recapture at December 31, 2005 is $320, $229, $54 and $161 (in thousands) for Institutional International Growth, Institutional International Equity, International Small Cap Growth and Emerging Markets Growth Portfolios, respectively. As a result, the total expense ratio for a Portfolio during the period the agreement is in effect, will not fall below the percentage indicated.

For the year ended December 31, 2005, the investment advisory fees incurred by the Portfolio and related fee waivers were as follows (in thousands) :

Portfolio	Gross Advisory Fee	Fee Waiver	Net Advisory Fee	Expenses (Recovered) or Absorbed by Advisor
Institutional International Growth	$12,489	$—	$12,489	$—
Institutional International Equity	824	208	616	—
International Small Cap Growth	61	54	7	—
Emerging Markets Growth	508	161	347	—

(b) Trustees Fees

The Portfolio incurred fees of $52 (in thousands) to non-interested trustees of the Fund for the year ended December 31, 2005. Interested trustees are not compensated.

(c) Investments in Affiliated Portfolio

Pursuant to an Exemptive Order granted by the Securities and Exchange Commission in January, 2001, each of the Portfolios of the Fund may invest in the William Blair Ready Reserves Portfolio (“Ready Reserves”), an open-end money market

December 31, 2005	William Blair Funds 35

portfolio managed by the Advisor. Ready Reserves Portfolio is used as a cash management option to the other Portfolios in the Fund. The Advisor waives management fees and shareholder service fees earned from the other Portfolios investment in the Ready Reserves Fund. The fees waived with respect to the Portfolio for the year ended December 31, 2005 are listed below. Distributions received from Ready Reserves are reflected as dividend income in the Portfolio’s statement of operations. Amounts relating to the Portfolio’s investments in Ready Reserves were as follows for the year ended December 31, 2005 (in thousands):

Portfolio	Purchases	Sales Proceeds	Fees Waived	Dividend Income	Value	Percent of Net Assets
Institutional International Growth	$32,994	$41,325	$41	$175	$1,079	0.1%
Institutional International Equity	17,931	18,212	7	31	93	—
International Small Cap Growth	3,170	2,760	—	1	410	0.8
Emerging Markets Growth	17,270	13,449	5	26	3,821	1.5

(3) Investment Transactions

Investment transactions, excluding money market instruments, for the year ended December 31, 2005 were as follows (in thousands):

Portfolio	Purchases	Sales
Institutional International Growth	$996,356	$944,611
Institutional International Equity	260,358	66,901
International Small Cap Growth	50,786	7,799
Emerging Markets Growth	240,654	40,574

(4) Foreign Currency Forward Contracts

To protect itself against a decline in the value of foreign currency against the U.S. dollar, each Portfolio enters into foreign currency forward contracts with its custodian and others. The Portfolio bears the market risk that arises from changes in foreign currency rates and bears the credit risk if the counterparty fails to perform under the contract. The net realized and unrealized gains and losses associated with foreign currency forward contracts are reflected in the accompanying financial statements. There were no open foreign forward contracts at December 31, 2005.

36 Annual Report	December 31, 2005

Financial Highlights

Institutional International Growth Fund

	Years Ended December 31,
	2005	2004	2003	2002(a)
Net asset value, beginning of year	$16.06	$13.60	$9.567	$10.000
Income from investment operations:
Net investment income (b)	0.09	0.03	0.073	—
Net realized and unrealized gain (loss) on investments	3.53	2.44	3.993	(0.430)

Total from investment operations	3.62	2.47	4.066	(0.430)
Less distributions from:
Net investment income	0.15	0.01	0.033	0.003
Net realized gain	1.42	—	—	—

Total distributions	1.57	0.01	0.033	0.003

Net asset value, end of year	$18.11	$16.06	$13.600	$9.567

Total return (%)	22.76	18.15	42.47	(4.27)
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.05	1.10	1.10	1.10	(c)
Expenses, before waivers and reimbursements	1.05	1.11	1.16	1.29	(c)
Net investment income (loss), net of waivers and reimbursements	0.52	0.18	0.37	(0.05	)(c)
Net investment income (loss), before waivers and reimbursements	0.52	0.17	0.31	(0.24	)(c)

	Years Ended December 31,
	2005	2004	2003	2002
Supplemental data:
Net assets at end of period (in thousands)	$1,555,414	$1,223,436	$477,511	$149,848
Portfolio turnover rate (%)	74	72	56	59	(c)

(a)	For the period from July 26, 2002 (Commencement of Operations) to December 31, 2002.
(b)	Excludes $0.25, $0.10, $0.06, and $0.02 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2005, 2004, 2003 and 2002, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

December 31, 2005	William Blair Funds 37

Financial Highlights

Institutional International Equity Fund

	Years Ended December 31,
	2005	2004(a)
Net asset value, beginning of year	$10.20	$10.00
Income from investment operations:
Net investment income (b)	—	—
Net realized and unrealized gain (loss) on investments	1.86	0.20

Total from investment operations	1.86	0.20
Less distributions from:
Net investment income	0.02	—
Net realized gain	—	—

Total distributions	0.02	—

Net asset value, end of year	$12.04	$10.20

Total return (%)	18.26	2.00
Ratios to average daily net assets (%):
Expenses, net of waivers and reimbursements	1.10	1.10	(c)
Expenses, before waivers and reimbursements	1.35	2.46	(c)
Net investment income (loss), net of waivers and reimbursements	0.31	(0.21	)(c)
Net investment income (loss), before waivers and reimbursements	0.06	(1.57	)(c)

	Years Ended December 31,
	2005	2004
Supplemental data:
Net assets at end of period (in thousands)	$250,929	$27,384
Portfolio turnover rate (%)	84	45	(c)

(a)	For the period from December 1, 2004 (Commencement of Operations) to December 31, 2004.
(b)	Excludes $0.27 and $0.01 of PFIC mark to market which is treated as ordinary income for Federal tax purposes for the years 2005 and 2004, respectively.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the year.

38 Annual Report	December 31, 2005

Financial Highlights

International Small Cap Growth Fund

Institutional Share Class

Period Ended
December 31, 2005(a)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	—
Net realized and unrealized gain on investments	1.16

Total from investment operations	1.16
Less distributions from:
Net investment income (c)	—
Net realized gain	—

Total distributions	—

Net asset value, end of period	$11.16

Total return (%)	11.62
Ratios to average daily net assets (%) (d):
Expenses, net of waivers and reimbursements	1.25
Expenses, before waivers and reimbursements	2.17
Net investment income (loss), net of waivers and reimbursements	0.00
Net investment income (loss), before waivers and reimbursements	(0.92)

Period Ended
December 31, 2005
Supplemental data for all classes:
Net assets at end of period (in thousands)	$50,534
Portfolio turnover rate (%) (d)	127

(a)	For the period from November 1, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes.
(c)	Distribution less than $0.01 per share.
(d)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

December 31, 2005	William Blair Funds 39

Financial Highlights

Emerging Markets Growth Fund

Institutional Share Class

Period Ended
December 31, 2005(a)
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (b)	0.01
Net realized and unrealized gain on investments	4.27

Total from investment operations	4.28
Less distributions from:
Net investment income	—
Net realized gain	0.08

Total distributions	0.08

Net asset value, end of period	$14.20

Total return (%)	42.82
Ratios to average daily net assets (%) (c):
Expenses, net of waivers and reimbursements	1.25
Expenses, before waivers and reimbursements	1.61
Net investment income (loss), net of waivers and reimbursements	0.19
Net investment income (loss), before waivers and reimbursements	(0.17)

Period Ended
December 31, 2005(a)
Supplemental data for all classes:
Net assets at end of period (in thousands)	$249,348
Portfolio turnover rate (%) (c)	77

(a)	For the period from June 6, 2005 (Commencement of Operations) to December 31, 2005.
(b)	Excludes $0.11 of PFIC mark to market which is treated as ordinary income for Federal tax purposes.
(c)	Rates are annualized for periods that are less than a year.

Performance cited represents past performance. Past performance does not guarantee future results and current performance may be lower or higher that the data quoted. Results shown are annual returns, which assume reinvestment of dividends and capital gains. Investment returns and principal will fluctuate and you may have a gain or loss when you sell shares. For the most current month-end performance information, please call 1-800-742-7272, or visit our Web site at www.williamblairfunds. com.

Note: Net investment income (loss) per share is based on the average shares outstanding during the period.

40 Annual Report	December 31, 2005

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders

William Blair Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the Institutional International Growth Fund, Institutional International Equity Fund, International Small Cap Growth Fund and Emerging Markets Growth Fund (collectively, the “Portfolios”) (four of the Portfolios constituting the William Blair Funds) as of December 31, 2005, and the related statements of operations, statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolios’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolios’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the above mentioned Portfolios of the William Blair Funds at December 31, 2005, the results of their operations, changes in their net assets and financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

February 3, 2006

December 31, 2005	William Blair Funds 41

Trustees and Officers. (Unaudited) The trustees and officers of the William Blair Funds, their ages, their principal occupations during the last five years, their affiliations, if any, with William Blair & Company, L.L.C., and other significant affiliations are set forth below. The address of each trustee and officer is 222 West Adams Street, Chicago, Illinois 60606.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Interested Trustees
Frederick Conrad Fischer, 71*	Chairman of the Board of Trustees	Since 1987	Principal, William Blair & Company, L.L.C.; Partner, APM Limited Partnership	14	Trustee Emeritus, Chicago Child Care Society, a non-profit organization; Trustee Emeritus Kalamazoo College

Michelle Seitz, 40*	Trustee	Since 2002	Principal, William Blair & Company, L.L.C.	14	N/A
Non-Interested Trustees
Theodore A. Bosler, 71	Trustee	Since 1997	Retired Principal and Vice President, Lincoln Capital Management	14	Desert Foothills Land Trust; Institute of Chartered Financial Analysts; Thresholds

Ann P. McDermott, 66	Trustee	Since 1996	Board member and officer for various civic and charitable organizations over the past thirty years; professional experience prior thereto, registered representative for New York Stock Exchange firm	14	Northwestern University, Women’s Board; Rush Presbyterian St. Luke’s Medical Center, Women’s Board; University of Chicago, Women’s Board; Visiting Nurses Association, Honorary Director

Donald J. Reaves, 59	Trustee	Since 2004	Vice President for Administration and Chief Financial Officer, University of Chicago since 2002. Executive Vice President and Chief Financial Officer, Brown University from 1993 to 2002	14	American Student Assistance Corp.; Amica Mutual Insurance Company; NACUBO (National Association of College and University Business Officers)

John B. Schwemm, 71	Trustee	Since 1990	Retired Chairman and Chief Executive Officer, R.R. Donnelley & Sons Company	14	USG Corp., building material manufacturer, and Walgreen Co.

Donald L. Seeley, 61	Trustee	Since 2003	Director, Applied Investment Management Program, University of Arizona Department of Finance, Formerly Vice Chairman and Chief Financial Officer, True North Communications, Inc., marketing communications and advertising firm	14	Beverly Enterprises, Inc., provider of eldercare and rehabilitative services; Warnaco, Group Inc., intimate apparel, sportswear and swimwear manufacturer

42 Annual Report	December 31, 2005

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Robert E. Wood II, 67	Trustee	Since 1999	Retired Executive Vice President, Morgan Stanley Dean Witter	14	Chairman, Add-Vision, Inc. manufacturer of surface animation systems, and Micro-Combustion, LLC
Officers
Marco Hanig, 47	President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	Chicago Scores

Karl W. Brewer, 39	Senior Vice President	Since 2000	Principal, William Blair & Company, L.L.C.	N/A	N/A

Harvey H. Bundy, III, 61	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	N/A

Mark A. Fuller, III, 48	Senior Vice President	Since 1993	Principal, William Blair & Company, L.L.C.	N/A	Partner, Fulsen Howney Partners

James W. Golan, 44	Senior Vice President	Since 2005	Principal, William Blair & Company, L.L.C.	N/A	N/A

W. George Greig, 53	Senior Vice President	Since 1996	Principal, William Blair & Company, L.L.C.	N/A	N/A

Michael A. Jancosek, 46	Senior Vice President Vice President	Since 2004 Since 2000	Principal, William Blair & Company L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

John F. Jostrand, 51	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

James S. Kaplan, 45	Senior Vice President Vice President	Since 2004 Since 1995	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

Robert C. Lanphier, IV, 49	Senior Vice President	Since 2003	Principal, William Blair & Company, L.L.C.	N/A	Chairman, AG. Med, Inc.

David S. Mitchell, 45	Senior Vice President Vice President	Since 2004 Since 2003	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.	N/A	N/A

December 31, 2005	William Blair Funds 43

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served(1)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee/Officer
Gregory J. Pusinelli, 46	Senior Vice President	Since 1999	Principal, William Blair & Company, L.L.C.	N/A	N/A

Norbert W. Truderung, 53	Senior Vice President	Since 1992	Principal, William Blair & Company, L.L.C.	N/A	N/A

Jeffrey A. Urbina, 50	Senior Vice President	Since 1998	Principal, William Blair & Company, L.L.C.	N/A	N/A

Christopher T. Vincent, 49	Senior Vice President Vice President	Since 2004 Since 2002	Principal, William Blair & Company, L.L.C. Associate, William Blair & Company, L.L.C.; former Managing Director/Senior Portfolio Manager, Zurich Scudder Investments	N/A	Uhlich Children’s Home

Mark T. Leslie, 38	Vice President	Since 2005	Associate, William Blair & Company, L.L.C.; former Portfolio Manager, U.S. Bancorp Asset Management	N/A	N/A

Todd M. McClone, 36	Vice President	Since 2005	Associate, William Blair & Company, L.L.C.	N/A	N/A

Terence M. Sullivan, 61	Vice President and Treasurer	Since 1997	Associate, William Blair & Company, L.L.C.	N/A	N/A

Colette M. Garavalia, 44	Secretary	Since 2000	Associate, William Blair & Company, L.L.C.	N/A	N/A

*	Mr. Fischer and Ms. Seitz are interested persons of the William Blair Funds because each is a principal of William Blair & Company, L.L.C., the Funds’ investment advisor and principal underwriter.
(1)	Each Trustee serves until the election and qualification of a successor, or until death, resignation or retirement or removal as provided in the Fund’s Declaration of Trust. Retirement for non-interested Trustees occurs no later than at the conclusion of the first regularly scheduled Board meeting of the Fund’s fiscal year that occurs after the Trustee’s 72nd birthday. The Fund’s officers are elected annually by the Trustees.

The Statement of Additional Information for the William Blair Funds includes additional information about the trustees and is available without charge by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840) or by writing the Fund.

44 Annual Report	December 31, 2005

Board Approval of International Small Cap Growth Fund’s Advisory Agreement (unaudited)

During the six months ended December 31, 2005, the Board of Trustees approved the Fund’s advisory agreement with the Company on behalf of the International Small Cap Growth Fund (the “Portfolio”). The advisory agreement with respect to the Portfolio was approved, by the Board of Trustees, including all of the trustees who are not parties to such agreement or interested persons of any such party, on July 19, 2005. The Board of Trustees, including a majority of the independent trustees, determined that approval of the advisory agreement was in the best interests of the Portfolio. The independent trustees met separately from the “interested” trustees of the Fund and officers and employees of the Company to consider approval of the advisory agreement and were assisted by independent legal counsel in making their determination. The Board of Trustees, including the independent trustees, did not identify any single factor or group of factors as all important or controlling and considered all factors together.

Nature, Quality and Extent of Services. In evaluating the nature, quality and extent of services expected to be provided, the Board noted that the Company is a quality firm with a reputation for integrity and honesty that employs high quality people.

The Board considered the Company’s Form ADV, biographical information about the Portfolio’s portfolio manager, the administrative services to be performed by the Company, financial information regarding the Company, the compliance regime created by the Company and the anticipated financial support of the Portfolio.

The Board also reviewed the Company’s performance for managing a Canadian international small cap fund as well as the performance of the other William Blair international funds. The Board concluded that the performance of the Canadian fund was too new to judge and that the performance of the other William Blair international funds was good.

Profitability. With respect to the costs of services provided and profits realized by the Company, the Board considered profitability information provided by the Company with respect to the Fund as a whole and the proposed expense cap for the Portfolio. Based on this information, the Board concluded that the Company’s profitability was not unreasonable.

Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Portfolio grows and considered management’s representations that there are few opportunities for economies of scale in the investment process, that economies of scale are unexpected during the start-up process and that the Portfolio has capacity constraints. In considering whether fee levels reflect economies of scale for the benefit of Portfolio investors, the Board reviewed the Portfolio’s projected asset size, the Portfolio’s projected total and net expense ratios and the expense cap proposed. The Board concluded that the projected total expense ratio, after giving effect to the expense cap proposed by the Company, were reasonable.

Fees and Expenses. The Board compared the amounts to be paid to the Company for advisory and administrative services with other registered funds included in the Portfolio’s Lipper expense universe. In addition, the Board compared amounts paid to the Company by other registered funds, including other Portfolios in the Fund and a fund for which the Company acts as a subadvisor, and by the Company’s other clients. The Board also considered that the Company proposed to waive advisory fees for the Portfolio according to the proposed expense cap. The Board concluded that the Portfolio’s advisory fee was reasonable.

Other Benefits to the Company. The Board considered benefits derived by the Company from its relationship with the Portfolio, including soft dollars. The Board concluded that, after taking into account this benefit, the advisory fee was reasonable. Based on all of the information considered and the conclusions reached, the Board determined to approve the advisory agreement.

December 31, 2005	William Blair Funds 45

Additional Information (unaudited)

Proxy Voting

A description of the policies and procedures that the William Blair Institutional International Growth Fund, the William Blair Institutional International Equity Fund and the William Blair Emerging Markets Growth Fund use to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling 1-800-635-2886 (in Massachusetts 1-800-635-2840), at www.williamblairfunds.com and on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

46 Annual Report	December 31, 2005

Useful Information About Your Report (unaudited)

Please refer to this information when reviewing the Expense Example for each Fund.

Expense Example

As a shareholder of a Fund, you incur ongoing costs, including management fees and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. To do so, compare the Fund’s 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period from July 1, 2005 to December 31, 2005.

Actual Expenses

In each example, the first line for each share class in the table provides information about the actual account values and actual expenses. These expenses reflect the effect of any expense cap applicable to the share class during the period. Without this expense cap, the costs shown in the table would have been higher. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

In each example, the second line for each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. This is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in both examples are meant to highlight your ongoing costs only and do not reflect any transactional costs or account type fees. These fees are fully described in the prospectus. Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative costs of owning different funds.

December 31, 2005	William Blair Funds 47

Fund Expenses (Unaudited)

The examples below show you the ongoing costs (in dollars) of investing in your fund and allows you to compare these costs with those of other mutual funds. Please refer to previous page for a detailed explanation of the information presented on this chart.

	Beginning Account Value 7/1/2005	Ending Account Value 12/31/2005	Expenses Paid during Period(a)		Annualized Expense Ratio

Institutional International Growth Fund
Actual return	$1,000.00	$1,207.30	$5.84		1.05%
Hypothetical 5% return	1,000.00	1,019.91	5.35		1.05

Institutional International Equity Fund
Actual return	1,000.00	1,180.30	6.05		1.10
Hypothetical 5% return	1,000.00	1,019.66	5.60		1.10

International Small Cap Growth Fund Institutional Share Class
Actual return (since inception period)	1,000.00	1,116.20	2.17	(b)	1.25
Hypothetical 5% return (six month period)	1,000.00	1,018.90	6.36		1.25

Emerging Markets Growth Fund Institutional Share Class
Actual return	1,000.00	1,390.70	7.53		1.25
Hypothetical 5% return	1,000.00	1,018.90	6.36		1.25

(a)	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184), and divided by 365 (to reflect the one-half-year period).
(b)	For the period November 1, 2005 (Commencement of Operations) until December 31, 2005.

48 Annual Report	December 31, 2005

BOARD OF TRUSTEES

Frederick Conrad Fischer, Chairman

Principal, William Blair & Company, L.L.C.

Theodore A. Bosler

Retired Principal and Vice President, Lincoln Capital Management Company

Ann P. McDermott

Director and Trustee

Profit and not-for-profit organizations

Donald J. Reaves

Vice President for Administration and Chief Financial Officer, University of Chicago

Donald L. Seeley

Adjunct Lecturer and Director, University of Arizona Department of Finance

John B. Schwemm

Retired Chairman and CEO, R.R. Donnelley & Sons Company

Michelle R. Seitz

Principal, William Blair & Company, L.L.C.

Robert E. Wood II

Retired Executive Vice President, Morgan Stanley Dean Witter

Officers

Marco Hanig, President

Karl W. Brewer, Senior Vice President

Harvey H. Bundy III, Senior Vice President

Mark A. Fuller, III, Senior Vice President

James W. Golan, Senior Vice President

W. George Greig, Senior Vice President

Michael A. Jancosek, Senior Vice President

John F. Jostrand, Senior Vice President

James S. Kaplan, Senior Vice President

Robert C. Lanphier, IV, Senior Vice President

David S. Mitchell, Senior Vice President

Gregory J. Pusinelli, Senior Vice President

Norbert W. Truderung, Senior Vice President

Jeffrey A. Urbina, Senior Vice President

Christopher T. Vincent, Senior Vice President

Mark T. Leslie, Vice President

Todd M. McClone, Vice President

Terence M. Sullivan, Vice President and Treasurer

Colette M. Garavalia, Secretary

Investment Advisor

William Blair & Company, L.L.C.

Legal Counsel

Vedder, Price, Kaufman & Kammholz, P.C.

Independent Registered Public Accounting Firm

Ernst & Young LLP

Transfer Agent

State Street Bank and Trust Company

P.O. Box 8506

Boston, MA 02266-8506

For customer assistance, call 1-800-635-2886

(Massachusetts 1-800-635-2840)

Date of First Use February 2006 49

WILLIAM BLAIR FUNDS

Institutional International Growth Fund

Institutional International Equity Fund

International Small Cap Growth Fund
Institutional Share Class

Emerging Markets Growth Fund
Institutional Share Class

222 West Adams Street ▪ Chicago, Illinois 60606 ▪ 800.742.7272 ▪ www.williamblairfunds.com
William Blair & Company, L.L.C., Distributors

Item 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the Registrant has adopted a code of ethics that applies to its principal executive officer and principal financial officer. Such code of ethics is posted on the Registrant’s website: www.williamblairfunds.com. There were no amendments to or waives of the code of ethics during the period covered by this report.

Item 3.	Audit Committee Financial Expert

The Registrant’s Board of Trustees has determined that the Registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. Mr. Donald L. Seeley, the Registrant’s audit committee financial expert, is “independent” for purposes of Item 3 to Form N-CSR.

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the audit committee or Board of Trustees.

Item 4.	Principal Accountant Fees and Services

Audit Fees

For the fiscal years ended December 31, 2004 and 2005, Ernst & Young, LLP, the Registrant’s principal accountant (“E&Y), billed the Registrant $215,000 and $280,800, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

Audit-Related Fees

For the fiscal years ended December 31, 2004 and 2005, E&Y billed the Registrant $0 and $27,700, respectively for assurance and related services that are reasonably related to the performance of the audit of the Registrant’s financial statements and that are not reported above, such as reviewing prospectuses and SEC filings. For engagements that William Blair & Company L.L.C, the Registrant’s investment adviser (“William Blair”) or any of its control affiliates entered into with E&Y on or after May 6, 2003, E&Y provided no audit-related services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Tax Fees

For the fiscal years ended December 31, 2004 and 2005, E&Y billed the Registrant $45,200 and $69,850, respectively, for professional services rendered for tax compliance, tax advice and tax planning. Such services consisted of preparation of tax returns, year-end distribution review, qualifying dividend income analysis and computation of foreign tax credit pass through. For engagements with E&Y entered into on or after May 6, 2003, the Audit Committee pre-approved all tax services that E&Y provided to the Registrant.

For engagements that William Blair or any of its control affiliates entered into with E&Y on or after May 6, 2003, E&Y provided no tax services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

All Other Fees

For the fiscal years ended December 31, 2004 and 2005, E&Y did not bill the Registrant for products and services other than the services reported above. For engagements that William Blair or any of its control affiliates entered into with E&Y on or after May 6, 2003, E&Y provided no other services to William Blair or any of its control affiliates that were for engagements directly related to the Registrant’s operations and financial reporting.

Audit Committee Pre-Approval Policies and Procedures

Pursuant to Registrant’s Audit Committee Charter (the “Charter”), the Audit Committee is responsible for pre-approving any engagement of the principal accountant to provide non-prohibited services to the Registrant, including the fees and other compensation to be paid to the principal accountant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Any member of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting. Pursuant to the Charter, the Audit Committee is also responsible for pre-approving any engagement of the principal accountant, including the fees and other compensation to be paid to the principal accountant, to provide non-audit services to the Registrant’s investment adviser (or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant), if the engagement relates directly to the operations and financial reporting of the Registrant, to the extent required by Rule 2-01(c)(7) of Regulation S-X. Any member of the Audit Committee may grant pre-approval for engagements of less than $5,000. All such delegated pre-approvals will be presented to the Audit Committee no later than the next Audit Committee meeting.

Non-Audit Fees

For the fiscal years ended December 31, 2004 and 2005, E&Y billed the Registrant $45,200 and $69,850, respectively, in non-audit fees (tax services). For the same periods, E&Y billed William Blair and its control affiliates $195,540 (#) and $8,600, respectively, in non-audit fees. The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to William Blair or any of its control affiliates that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining E&Y’s independence. Such non-audit services primarily pertained to due diligence reviews performed for the Corporate Finance Group of William Blair and did not relate to the Registrant’s operations or financial reporting.

# $39,240 of which includes audit and related tax work relating to a William Blair Company control affiliate.

Item 5.	Audit Committee of Listed Registrants

Not Applicable to this Registrant, insofar as the Registrant is not a listed company.

Item 6.	Schedule of Investments

See Schedule of Investments in Item 1

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.	Portfolio Mangers of Closed Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 9.	Purchase of Equity Securities by Closed end Management Investment Companies and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees since the Registrant last provided disclosure in response to this item.

Item 11.

Controls and Procedures

(a) The Registrant’s principal executive and principal financial officer, or persons performing similar functions, have concluded that the Registrant’s Disclosure Controls and Procedures (as defined in Rule 30-a-3( c ) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3 ( c )) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3 (b)1/c under the 1940 Act (17 CFR 270.30a-3( b ) and Rules 13a-15( b ) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the final quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits

12. (a) (1) Code of Ethics

Not applicable because it is posted on Registrant’s website.

12. (a) (2) (1)

Certification of Principal Executive Officer Required by Rule 30a-2(a) of the Investment Company Act

12. (a) (2) (2)

Certification of Principal Financial Officer Required by Rule 30a-2(a) of the Investment Company Act.

12. (a) (3)

Not applicable to this Registrant.

12. (b)

Certification of Chief Executive Officer and Certification of Chief Financial Officer Required by Rule 30a-2(b) of the Investment Company Act

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

William Blair Funds

/s/ Marco Hanig
By:	Marco Hanig
President (Chief Executive Officer)

Date: February 24, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated

/s/ Marco Hanig

By:	Marco Hanig
President (Chief Executive Officer)

Date: February 24, 2006

/s/ Terence M. Sullivan

By:	Terence M. Sullivan
Treasurer (Chief Financial Officer)

Date: February 24, 2006